UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: January 31

Registrant is making a filing for 7 of its series:

Allspring 100% Treasury Money Market Fund, Allspring Government Money Market Fund, Allspring Heritage Money Market Fund, Allspring Money Market Fund, Allspring Municipal Cash Management Money Market Fund, Allspring National Tax-Free Money Market Fund and Allspring Treasury Plus Money Market Fund.

Date of reporting period: January 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report
January 31, 2022
Government Money Market Funds
■	Allspring 100% Treasury Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Government Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring 100% Treasury Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Government Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Government Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael C. Bird, CFA®‡, Jeffrey L. Weaver, CFA®‡, Laurie White

Average annual total returns (%) as of January 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (WFTXX)	11-8-1999	0.02	0.67	0.34	0.61	0.60
Administrator Class (WTRXX)	6-30-2010	0.01	0.87	0.44	0.34	0.30
Institutional Class (WOTXX)[3]	10-31-2014	0.01	0.94	0.49	0.22	0.20
Service Class (NWTXX)	12-3-1990	0.01	0.74	0.37	0.51	0.50

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.30% for Administrator Class, 0.20% for Institutional Class, and 0.50% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

Yield summary (%) as of January 31, 2022
	Class A	Administrator Class	Institutional Class	Service Class
7-day current yield[1]	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01
30-day simple yield	0.02	0.01	0.01	0.01
30-day compound yield	0.02	0.01	0.01	0.01

[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.36%, -0.22%, -0.13% and -0.34% for Class A, Administrator Class, Institutional Class and Service Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Government Money Market Funds

Performance highlights (unaudited)
For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Government Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overnight interest rates were near zero for the entirety of the Fund’s fiscal year that ended January 31, 2022, as the U.S. government and U.S. Federal Reserve (Fed), along with other nations and major central banks, continued to support the global economy in the face of the ongoing COVID-19 global pandemic. The fiscal year began and ended with the Fed targeting the range on the federal funds rate at 0.00% to 0.25%. The Fed also bought Treasury and mortgage-backed securities throughout the year in another round of quantitative easing (QE) similar to those taken during the recovery from the 2008 global financial crisis, although it began to wind down those purchases in November 2021, with the intention of completing them in March 2022. Ending QE is the Fed’s first step in removing the monetary accommodation it has provided during the pandemic, and the Fed has signaled its intention to continue to remove the accommodation in 2022 by raising interest rates, reflecting the Fed’s conclusion that both inflation and employment are on paths requiring less monetary assistance.
Although the pandemic continues, the economy’s strong recovery from the economic shock that accompanied its onset in early 2020 continued in 2021, likely due in part to the effectiveness of vaccines and therapeutics. After growing an average of just 0.5% in 2020, U.S. gross domestic product grew an average of 5.5% in 2021, the strongest growth so far this century. The unemployment rate began the fiscal year at 6.4%, down from its pandemic peak of 14.8% in April 2020, and fell to 4.0% by fiscal year-end, a rapid improvement toward full employment that likely encouraged the Fed to begin to remove the accommodation.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
In the previous fiscal year, the Fed formalized a commitment to meeting its 2% inflation target when it stated its intention to not raise rates until inflation reached 2% and was on track to moderately exceed 2% for some time. This seemed a significant hurdle, as inflation had rarely risen to 2% and had not exceeded it materially for any length of time over the preceding decade. However, pandemic effects on the workforce and global supply chains combined with the strong fiscal and monetary response to send consumer prices higher in 2021. After ending the prior fiscal year at 1.5%, the Core PCE Price Index*, the Fed’s preferred price measure, rose steadily throughout the year, ending the fiscal year at 4.9%, a level not seen since the 1980s.
Although interest rates on all categories of government money market securities stayed near zero for most of the fiscal year, consistent with the Fed’s stance, interest rates on longer maturity securities rose in the last few months of the fiscal year, reflecting the Fed’s signals of higher rates expected to come in 2022. For example, 3-month Treasury bills (T-bills) yielded an average of 0.03% for the first 11 months of the fiscal year before rising to 0.18% at fiscal year-end. Similarly, 6-month T-bill yields averaged 0.04% for the first 10 months of the fiscal year before rising to 0.45% at the end of the fiscal year.
Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—while taking into account the Fund’s overall level of liquidity and average maturity and seeking to maintain a stable $1.00 net asset value.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.

*	The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

8  |  Government Money Market Funds

Performance highlights (unaudited)
Strategic outlook
In the statement issued after its meeting on January 26, 2022, the Fed’s Federal Open Market Committee said: “With inflation well above 2 percent and a strong labor market, the Committee expects it will soon be appropriate to raise the target range for the federal funds rate.” This signal indicates that, after almost two years at nearly zero, money market interest rates look set to move higher in the upcoming fiscal year. The degree to which rates rise will likely depend upon the evolution of the economic recovery, which will in turn depend on many other factors, including the continuing pandemic itself. However, the economic backdrop differs from recent episodes of Fed rate hikes, as the Fed will need to deal with high inflation for the first time in decades. Until it is satisfied that inflation is in check, the Fed is likely to continue to remove accommodation throughout the year.
Weighted average maturity as of January 31, 2022[1]
35 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
75 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Government Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.13	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Administrator Class
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
Institutional Class
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
Service Class
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities: 111.73%
U.S. Cash Management Bill ☼	0.07%	4-5-2022	$ 50,000,000	$ 49,993,613
U.S. Cash Management Bill ☼	0.09	4-19-2022	100,000,000	99,981,285
U.S. Cash Management Bill ☼	0.11	4-26-2022	100,000,000	99,973,750
U.S. Cash Management Bill ☼	0.13	5-3-2022	50,000,000	49,983,253
U.S. Cash Management Bill ☼	0.15	5-10-2022	50,000,000	49,980,264
U.S. Cash Management Bill ☼	0.19	5-17-2022	20,000,000	19,988,742
U.S. Cash Management Bill ☼	0.28	5-24-2022	20,000,000	19,982,889
U.S. Treasury Bill ☼	0.04	2-1-2022	1,364,480,000	1,364,480,000
U.S. Treasury Bill ☼	0.04	2-3-2022	1,220,000,000	1,219,997,593
U.S. Treasury Bill ☼	0.04	2-22-2022	894,140,000	894,116,827
U.S. Treasury Bill ☼	0.05	2-8-2022	549,600,000	549,594,657
U.S. Treasury Bill ☼	0.05	2-10-2022	333,320,000	333,315,944
U.S. Treasury Bill ☼	0.05	2-17-2022	800,000,000	799,982,222
U.S. Treasury Bill ☼	0.05	2-24-2022	780,000,000	779,977,065
U.S. Treasury Bill ☼	0.05	3-3-2022	660,000,000	659,972,875
U.S. Treasury Bill ☼	0.05	3-8-2022	350,000,000	349,982,257
U.S. Treasury Bill ☼	0.05	3-15-2022	350,000,000	349,979,408
U.S. Treasury Bill ☼	0.05	3-17-2022	400,000,000	399,974,639
U.S. Treasury Bill ☼	0.06	2-15-2022	1,370,000,000	1,369,977,872
U.S. Treasury Bill ☼	0.06	3-1-2022	1,500,000,000	1,499,952,011
U.S. Treasury Bill ☼	0.06	3-10-2022	1,210,590,000	1,210,526,150
U.S. Treasury Bill ☼	0.08	3-22-2022	100,000,000	99,988,975
U.S. Treasury Bill ☼	0.08	3-24-2022	400,000,000	399,962,813
U.S. Treasury Bill ☼	0.08	3-31-2022	500,000,000	499,933,542
U.S. Treasury Bill ☼	0.08	4-14-2022	350,000,000	349,921,600
U.S. Treasury Bill ☼	0.08	4-21-2022	330,000,000	329,893,537
U.S. Treasury Bill ☼	0.09	4-7-2022	350,000,000	349,945,337
U.S. Treasury Bill ☼	0.10	6-2-2022	50,000,000	49,985,379
U.S. Treasury Bill ☼	0.13	3-29-2022	300,000,000	299,938,400
U.S. Treasury Bill ☼	0.15	6-23-2022	20,000,000	19,988,324
U.S. Treasury Bill ☼	0.16	11-3-2022	70,000,000	69,914,444
U.S. Treasury Bill ☼	0.19	4-28-2022	300,000,000	299,865,267
U.S. Treasury Bill ☼	0.21	6-30-2022	20,000,000	19,982,989
U.S. Treasury Bill ☼	0.22	7-7-2022	20,000,000	19,980,717
U.S. Treasury Bill ☼	0.23	5-5-2022	250,000,000	249,855,917
U.S. Treasury Bill ☼	0.27	7-14-2022	10,000,000	9,987,866
U.S. Treasury Bill ☼	0.36	7-21-2022	10,000,000	9,982,858
U.S. Treasury Bill ☼	0.38	7-28-2022	10,000,000	9,981,415
U.S. Treasury Bill ☼	0.39	12-29-2022	10,000,000	9,964,142
U.S. Treasury Bill ☼	0.62	1-26-2023	10,000,000	9,938,372
U.S. Treasury Note	0.13	5-31-2022	17,000,000	17,002,151
U.S. Treasury Note	0.13	6-30-2022	18,000,000	18,002,480
U.S. Treasury Note	0.13	7-31-2022	120,000,000	120,016,877
U.S. Treasury Note	0.13	8-31-2022	20,000,000	20,003,885
U.S. Treasury Note	0.13	10-31-2022	20,000,000	20,002,004
U.S. Treasury Note	0.13	11-30-2022	65,000,000	64,958,401
U.S. Treasury Note	0.13	12-31-2022	15,000,000	14,964,130
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	4-30-2023	360,000,000	360,013,078
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	7-31-2023	80,000,000	80,003,630
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	0.23	10-31-2023	390,000,000	390,017,491
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	0.24	1-31-2023	170,000,000	170,011,316
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2022

		Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±		0.25%	7-31-2022	$ 210,000,000	$ 209,997,602
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±		0.25	10-31-2022	400,000,000	399,994,191
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.11%) ±		0.30	4-30-2022	738,000,000	738,019,579
U.S. Treasury Note		1.13	2-28-2022	50,000,000	50,038,222
U.S. Treasury Note		1.38	10-15-2022	80,000,000	80,690,965
U.S. Treasury Note		1.50	8-15-2022	20,000,000	20,151,527
U.S. Treasury Note		1.63	8-15-2022	20,000,000	20,164,872
U.S. Treasury Note		1.63	8-31-2022	40,000,000	40,353,999
U.S. Treasury Note		1.75	3-31-2022	70,000,000	70,186,946
U.S. Treasury Note		1.75	7-15-2022	30,000,000	30,223,555
U.S. Treasury Note		1.88	4-30-2022	30,000,000	30,129,651
U.S. Treasury Note		1.88	7-31-2022	50,000,000	50,438,430
U.S. Treasury Note		1.88	10-31-2022	10,000,000	10,131,634
U.S. Treasury Note		2.00	11-30-2022	20,000,000	20,266,413
U.S. Treasury Note		2.13	5-15-2022	20,000,000	20,115,948
U.S. Treasury Note		2.50	2-15-2022	220,000,000	220,204,233
Total U.S. Treasury securities (Cost $18,566,828,420)					18,566,828,420
Total investments in securities (Cost $18,566,828,420)	111.73%				18,566,828,420
Other assets and liabilities, net	(11.73)				(1,949,651,197)
Total net assets	100.00%				$16,617,177,223

±	Variable rate investment. The rate shown is the rate in effect at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at amortized cost	$ 18,566,828,420
Cash	9,438
Receivable for interest	4,528,273
Receivable for Fund shares sold	479,996
Receivable from manager	464,070
Prepaid expenses and other assets	716,897
Total assets	18,573,027,094
Liabilities
Payable for investments purchased	1,949,750,761
Payable for Fund shares redeemed	4,636,603
Administration fees payable	1,287,569
Dividends payable	70,365
Accrued expenses and other liabilities	104,573
Total liabilities	1,955,849,871
Total net assets	$16,617,177,223
Net assets consist of
Paid-in capital	$ 16,617,119,772
Total distributable earnings	57,451
Total net assets	$16,617,177,223
Computation of net asset value per share
Net assets – Class A	$ 47,408,900
Shares outstanding – Class A1	47,407,182
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 435,817,539
Shares outstanding – Administrator Class[1]	435,802,894
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$ 10,797,672,914
Shares outstanding – Institutional Class[1]	10,797,317,817
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$ 5,336,277,870
Shares outstanding – Service Class[1]	5,336,081,427
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 12,035,526
Expenses
Management fee	23,650,020
Administration fees
Class A	180,247
Administrator Class	469,486
Institutional Class	8,857,166
Service Class	6,319,586
Sweep Class	56,680 [1]
Shareholder servicing fees
Class A	204,826
Administrator Class	469,485
Service Class	13,165,808
Sweep Class	472,333 [1]
Distribution fee
Sweep Class	188,933 [1]
Custody and accounting fees	590,175
Professional fees	65,954
Registration fees	216,491
Shareholder report expenses	48,177
Trustees’ fees and expenses	19,272
Other fees and expenses	173,704
Total expenses	55,148,343
Less: Fee waivers and/or expense reimbursements
Fund-level	(28,314,116)
Class A	(311,336)
Administrator Class	(563,383)
Service Class	(15,272,337)
Sweep Class	(547,906) [1]
Net expenses	10,139,265
Net investment income	1,896,261
Net realized losses on investments	(58,032)
Net increase in net assets resulting from operations	$ 1,838,229
[1]	For the period from February 1, 2021 to April 26, 2021. Effective at the close of business on April 26, 2021, Sweep Class shares were liquidated and the class was subsequently closed.
The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 1,896,261		$ 29,093,012
Net realized gains (losses) on investments		(58,032)		159,636
Net increase in net assets resulting from operations		1,838,229		29,252,648
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,378)		(473,676)
Administrator Class		(50,308)		(1,039,690)
Institutional Class		(1,190,941)		(21,057,299)
Service Class		(567,854)		(6,608,812)
Sweep Class		(30,845) [1]		(614,373)
Total distributions to shareholders		(1,852,326)		(29,793,850)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	118,470,894	118,470,894	879,783,683	879,783,683
Administrator Class	1,836,092,008	1,836,092,008	1,892,103,152	1,892,103,152
Institutional Class	35,621,095,104	35,621,095,104	42,133,377,022	42,133,377,022
Service Class	25,165,686,665	25,165,686,665	22,226,504,129	22,226,504,129
Sweep Class	1,687,760,994 [1]	1,687,760,994 [1]	7,128,257,353	7,128,257,353
		64,429,105,665		74,260,025,339
Reinvestment of distributions
Class A	12,172	12,172	497,162	497,162
Administrator Class	34,027	34,027	828,749	828,749
Institutional Class	648,015	648,015	12,824,015	12,824,015
Service Class	190,790	190,790	2,348,163	2,348,163
Sweep Class	24,216 [1]	24,216 [1]	638,970	638,970
		909,220		17,137,059
Payment for shares redeemed
Class A	(274,067,705)	(274,067,705)	(1,145,613,117)	(1,145,613,117)
Administrator Class	(1,893,982,528)	(1,893,982,528)	(1,953,668,446)	(1,953,668,446)
Institutional Class	(37,145,224,574)	(37,145,224,574)	(37,389,255,328)	(37,389,255,328)
Service Class	(25,055,393,988)	(25,055,393,988)	(21,233,428,405)	(21,233,428,405)
Sweep Class	(2,509,539,856) [1]	(2,509,539,856) [1]	(6,849,965,760)	(6,849,965,760)
		(66,878,208,651)		(68,571,931,056)
Net increase (decrease) in net assets resulting from capital share transactions		(2,448,193,766)		5,705,231,342
Total increase (decrease) in net assets		(2,448,207,863)		5,704,690,140
Net assets
Beginning of period		19,065,385,086		13,360,694,946
End of period		$ 16,617,177,223		$ 19,065,385,086
[1]	For the period from February 1, 2021 to April 26, 2021. Effective at the close of business on April 26, 2021, Sweep Class shares were liquidated and the class was subsequently closed.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1,2]	0.00 [1]	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	(0.00) [3]	0.00 [1]	0.00 [1]	(0.00) [3]	(0.00) [3]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.14%	1.54%	1.35%	0.32%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.63%	0.71%	0.79%
Net expenses	0.06% *	0.31% *	0.60%	0.62%	0.64%
Net investment income	0.02%	0.15%	1.49%	1.35%	0.31%
Supplemental data
Net assets, end of period (000s omitted)	$47,409	$202,999	$468,360	$384,013	$291,246

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.54%
Year ended January 31, 2021	0.29%

[1]	Amount is less than $0.005.
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	(0.00) [2]	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.20%	1.84%	1.67%	0.67%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.36%	0.44%	0.52%
Net expenses	0.06% *	0.22% *	0.30%	0.30%	0.30%
Net investment income	0.01%	0.19%	1.85%	1.63%	0.65%
Supplemental data
Net assets, end of period (000s omitted)	$435,818	$493,677	$554,447	$692,247	$914,471

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.24%
Year ended January 31, 2021	0.08%

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	(0.00) [2]	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.24%	1.95%	1.77%	0.77%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.22%	0.24%	0.31%	0.40%
Net expenses	0.06% *	0.18% *	0.20%	0.20%	0.20%
Net investment income	0.01%	0.17%	1.92%	1.79%	0.78%
Supplemental data
Net assets, end of period (000s omitted)	$10,797,673	$12,321,170	$7,564,485	$7,296,690	$4,700,731

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.14%
Year ended January 31, 2021	0.02%

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	(0.00) [2]	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.15%	1.64%	1.46%	0.46%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.53%	0.61%	0.69%
Net expenses	0.06% *	0.25% *	0.50%	0.50%	0.50%
Net investment income	0.01%	0.12%	1.58%	1.45%	0.45%
Supplemental data
Net assets, end of period (000s omitted)	$5,336,278	$5,225,755	$4,230,537	$2,796,397	$2,945,498

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.44%
Year ended January 31, 2021	0.25%

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring 100% Treasury Money Market Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are valued using amortized cost which approximates market value and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated

20  |  Government Money Market Funds

Notes to financial statements
at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
U.S. Treasury securities	$0	$18,566,828,420	$0	$18,566,828,420
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Government Money Market Funds  |  21

Notes to financial statements
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Next $5 billion	0.130
Next $85 billion	0.125
Over $100 billion	0.120
Prior to June 1, 2021, the management fee rate was as follows:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Service Class	0.12
Sweep Class	0.03
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended

22  |  Government Money Market Funds

Notes to financial statements
January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.30
Institutional Class	0.20
Service Class	0.50
Distribution fee
The Trust had adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee was charged to Sweep Class shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.10% of the average daily net assets of Sweep Class shares.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $1,852,326 and $29,793,850 of ordinary income for the years ended January 31, 2022 and January 31, 2021, respectively.
As of January 31, 2022, distributable earnings on a tax basis consisted of $130,957 in undistributed ordinary income.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Government Money Market Funds  |  23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring 100% Treasury Money Market Fund (formerly, Wells Fargo 100% Treasury Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

24  |  Government Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2022, $1,722,356 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, $128,818 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, 100% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	7,562,408,823
Shares voted “Against”	169,831,839
Shares voted “Abstain”	1,107,574,959
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	7,572,277,736
Shares voted “Against”	180,187,310
Shares voted “Abstain”	1,087,350,575
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Government Money Market Funds  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Government Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Government Money Market Funds  |  27

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

28  |  Government Money Market Funds

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00705 03-22
A300/AR300 01-22

Annual Report
January 31, 2022
Government Money Market Funds
■	Allspring Government Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Government Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Government Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Government Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Government Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael C. Bird, CFA®‡, Jeffrey L. Weaver, CFA®‡, Laurie White

Average annual total returns (%) as of January 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (WFGXX)	11-8-1999	0.01	0.70	0.35	0.59	0.59
Administrator Class (WGAXX)	7-31-2003	0.01	0.86	0.45	0.32	0.32
Institutional Class (GVIXX)	7-28-2003	0.01	0.96	0.51	0.20	0.20
Select Class (WFFXX)[3]	6-30-2015	0.03	1.01	0.54	0.16	0.14
Service Class (NWGXX)	11-16-1987	0.01	0.76	0.39	0.49	0.49
Sweep Class [4]	7-31-2020	0.01	0.55	(0.04)	0.50	0.50

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class, 0.50% for Service Class and 0.50% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Select Class shares would be higher.
[4]	Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Sweep Class shares.

Yield summary (%) as of January 31, 2022
	Class A	Administrator Class	Institutional Class	Select Class	Service Class	Sweep Class
7-day current yield[1]	0.01	0.01	0.01	0.03	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.03	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.03	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.03	0.01	0.01

[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.50%, -0.21%, -0.12%, -0.08%, -0.34% and -0.34% for Class A, Administrator Class, Institutional Class, Select Class, Service Class and Sweep Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Government Money Market Funds

Performance highlights (unaudited)
For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Government Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overnight interest rates were near zero for the entirety of the Fund’s fiscal year that ended January 31, 2022, as the U.S. government and U.S. Federal Reserve (Fed), along with other nations and major central banks, continued to support the global economy in the face of the ongoing COVID-19 global pandemic. The fiscal year began and ended with the Fed targeting the range on the federal funds rate at 0.00% to 0.25%. The Fed also bought Treasury and mortgage-backed securities throughout the year in another round of quantitative easing (QE) similar to those taken during the recovery from the 2008 global financial crisis, although it began to wind down those purchases in November 2021, with the intention of completing them in March 2022. Ending QE is the Fed’s first step in removing the monetary accommodation it has provided during the pandemic, and the Fed has signaled its intention to continue to remove the accommodation in 2022 by raising interest rates, reflecting the Fed’s conclusion that both inflation and employment are on paths requiring less monetary assistance.
Although the pandemic continues, the economy’s strong recovery from the economic shock that accompanied its onset in early 2020 continued in 2021, likely due in part to the effectiveness of vaccines and therapeutics. After growing an average of just 0.5% in 2020, U.S. gross domestic product grew an average of 5.5% in 2021, the strongest growth so far this century. The unemployment rate began the fiscal year at 6.4%, down from its pandemic peak of 14.8% in April 2020, and fell to 4.0% by fiscal year-end, a rapid improvement toward full employment that likely encouraged the Fed to begin to remove the accommodation.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
In the previous fiscal year, the Fed formalized a commitment to meeting its 2% inflation target when it stated its intention to not raise rates until inflation reached 2% and was on track to moderately exceed 2% for some time. This seemed a significant hurdle, as inflation had rarely risen to 2% and had not exceeded it materially for any length of time over the preceding decade. However, pandemic effects on the workforce and global supply chains combined with the strong fiscal and monetary response to send consumer prices higher in 2021. After ending the prior fiscal year at 1.5%, the Core PCE Price Index*, the Fed’s preferred price measure, rose steadily throughout the year, ending the fiscal year at 4.9%, a level not seen since the 1980s.
Although interest rates on all categories of government money market securities stayed near zero for most of the fiscal year, consistent with the Fed’s stance, interest rates on longer-maturity securities rose in the last few months of the fiscal year, reflecting the Fed’s signals of higher rates to come in 2022. For example, 3-month Treasury bills (T-bills) yielded an average of 0.03% for the first 11 months of the fiscal year before rising to 0.18% at fiscal year-end. Similarly, 6-month T-bill yields averaged 0.04% for the first 10 months of the fiscal year before rising to 0.45% at the end of the fiscal year. The yields on repurchase agreements (repos) were also very low throughout the fiscal year. Overnight Treasury repo rates, as measured by the Fed’s Secured Overnight Financing Rate, averaged 0.04% for the fiscal year and ended the fiscal year at 0.05%. Similarly, yields on government-sponsored enterprise (GSE) securities were similar to those on T-bills throughout the year.
Our investment strategy continued to emphasize maintaining both a stable $1.00 net asset value and adequate liquidity to meet shareholder redemptions. Accordingly, we invested in T-bills; U.S. Treasury notes; GSE discount notes; and other securities, including floating-rate notes and repos collateralized by Treasury securities and GSE obligations.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.

*	The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

8  |  Government Money Market Funds

Performance highlights (unaudited)
Strategic outlook
In the statement issued after its meeting on January 26, 2022, the Fed’s Federal Open Market Committee said: “With inflation well above 2 percent and a strong labor market, the Committee expects it will soon be appropriate to raise the target range for the federal funds rate.” This signal indicates that, after almost two years at nearly zero, money market interest rates look set to move higher in the upcoming fiscal year. The degree to which rates rise will depend upon the evolution of the economic recovery, which will in turn depend on many other factors, including the continuing pandemic itself. However, the economic backdrop differs from recent episodes of Fed rate hikes, as the Fed will need to deal with high inflation for the first time in decades. Until it is satisfied that inflation is in check, the Fed is likely to continue to remove accommodation throughout the year.
Weighted average maturity as of January 31, 2022[1]
36 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
94 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Government Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.06	$0.35	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.85	$0.36	0.07%
Administrator Class
Actual	$1,000.00	$1,000.06	$0.35	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.85	$0.36	0.07%
Institutional Class
Actual	$1,000.00	$1,000.06	$0.35	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.85	$0.36	0.07%
Select Class
Actual	$1,000.00	$1,000.13	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Service Class
Actual	$1,000.00	$1,000.06	$0.35	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.85	$0.36	0.07%
Sweep Class
Actual	$1,000.00	$1,000.06	$0.35	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.85	$0.36	0.07%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 0.01%
Mitchell 2019 Irrevocable Life Insurance Trust §	0.11%	9-1-2059	$ 18,495,000	$ 18,495,000
Total Corporate bonds and notes (Cost $18,495,000)				18,495,000
Government agency debt: 8.27%
FFCB (U.S. SOFR +0.04%) ±%%	0.00	2-2-2024	130,000,000	130,000,000
FFCB ☼	0.05	2-11-2022	20,000,000	19,999,722
FFCB ☼	0.08	6-13-2022	30,000,000	29,991,200
FFCB (U.S. SOFR +0.04%) ±	0.09	9-20-2023	75,000,000	75,000,000
FFCB (U.S. SOFR +0.05%) ±##	0.10	8-25-2022	250,000,000	249,985,737
FFCB ☼	0.10	9-19-2022	20,000,000	19,987,222
FFCB (U.S. SOFR +0.05%) ±	0.10	10-16-2023	90,000,000	90,000,000
FFCB (U.S. SOFR +0.05%) ±	0.10	11-9-2023	50,000,000	50,000,000
FFCB (U.S. SOFR +0.05%) ±	0.10	1-18-2024	115,000,000	115,000,000
FFCB (U.S. SOFR +0.06%) ±	0.11	1-13-2023	165,000,000	165,000,000
FFCB (U.S. SOFR +0.06%) ±	0.11	1-20-2023	98,000,000	98,000,000
FFCB (U.S. SOFR +0.06%) ±	0.11	2-9-2023	120,000,000	120,000,000
FFCB (U.S. SOFR +0.08%) ±	0.13	3-10-2022	140,000,000	140,000,000
FFCB	0.13	9-12-2022	425,000,000	424,971,942
FFCB (U.S. SOFR +0.08%) ±	0.13	10-14-2022	165,000,000	165,000,000
FFCB (U.S. SOFR +0.08%) ±	0.13	11-3-2022	110,000,000	110,000,000
FFCB (U.S. SOFR +0.09%) ±	0.14	10-7-2022	140,000,000	140,000,000
FFCB (U.S. Federal Funds Effective Rate +0.06%) ±	0.14	1-19-2023	200,000,000	199,990,250
FFCB ☼	0.15	10-6-2022	5,000,000	4,994,854
FFCB (U.S. SOFR +0.12%) ±	0.17	12-8-2023	50,000,000	50,074,838
FFCB (U.S. SOFR +0.13%) ±	0.18	2-11-2022	173,400,000	173,395,107
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.02%) ±	0.21	7-17-2023	185,000,000	184,965,853
FFCB (U.S. SOFR +0.17%) ±	0.22	3-15-2022	200,000,000	199,999,999
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	7-27-2023	150,000,000	149,988,720
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	0.23	5-17-2023	185,000,000	185,000,000
FFCB (U.S. SOFR +0.19%) ±	0.24	7-14-2022	100,000,000	100,000,000
FFCB (U.S. SOFR +0.20%) ±	0.25	4-22-2022	181,500,000	181,443,716
FFCB ☼	0.25	10-26-2022	15,000,000	14,972,188
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	0.26	10-19-2022	195,000,000	195,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	0.30	8-1-2022	260,000,000	259,980,394
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	0.31	10-31-2022	100,000,000	99,999,999
FFCB (U.S. SOFR +0.38%) ±	0.43	4-22-2022	365,000,000	365,000,000
FFCB	1.60	10-13-2022	15,000,000	15,154,673
FHLB ☼	0.05	2-4-2022	587,000,000	586,997,557
FHLB ☼	0.05	2-15-2022	350,000,000	349,993,196
FHLB ☼	0.05	2-16-2022	250,000,000	249,994,792
FHLB	0.05	3-25-2022	12,000,000	11,999,717
FHLB ☼	0.06	4-22-2022	12,000,000	11,998,507
FHLB ☼	0.10	4-7-2022	289,000,000	288,946,059
FHLB	0.13	8-12-2022	25,950,000	25,950,509
FHLB (U.S. SOFR +0.12%) ±	0.17	2-10-2022	48,000,000	48,000,000
FHLB	0.21	12-2-2022	385,000,000	385,000,000
FHLB	0.21	12-12-2022	250,000,000	250,000,000
FHLB (U.S. SOFR +0.35%) ±	0.40	3-28-2022	50,000,000	50,000,000
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
FHLMC ☼	0.13%	4-7-2022	$ 75,000,000	$ 74,983,073
FHLMC (U.S. SOFR +0.10%) ±	0.15	9-9-2022	200,000,000	200,000,000
FHLMC (U.S. SOFR +0.14%) ±	0.19	4-22-2022	648,000,000	648,000,000
FHLMC (U.S. SOFR +0.19%) ±	0.24	6-3-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.17%) ±	0.22	3-9-2022	100,000,000	100,000,000
FNMA (U.S. SOFR +0.18%) ±	0.23	6-3-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.20%) ±	0.25	6-15-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.22%) ±	0.27	3-16-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.23%) ±	0.28	5-6-2022	200,000,000	200,015,641
FNMA (U.S. SOFR +0.30%) ±	0.35	4-28-2022	300,000,000	300,000,000
FNMA (U.S. SOFR +0.32%) ±	0.37	4-28-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.35%) ±	0.40	4-7-2022	400,000,000	400,000,000
FNMA (U.S. SOFR +0.37%) ±	0.42	3-30-2022	250,000,000	250,000,000
FNMA (U.S. SOFR +0.39%) ±	0.44	4-15-2022	450,000,000	450,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.08	11-15-2025	5,557,895	5,557,895
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.08	10-15-2032	17,751,282	17,751,282
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.08	6-15-2034	14,836,325	14,836,325
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	11-15-2022	5,425,000	5,425,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	11-15-2023	10,000,000	10,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-19-2027	7,333,334	7,333,334
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	9-20-2027	20,535,714	20,535,714
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	3-15-2030	18,000,000	18,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	10,057,212	10,057,212
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	18,285,840	18,285,840
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	7,862,911	7,862,911
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	13,257,235	13,257,235
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	7-9-2026	42,270,750	42,270,750
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-15-2030	12,075,471	12,075,471
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.15	7-5-2038	8,400,000	8,400,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2027	56,666,666	56,666,666
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-2-2031	10,133,200	10,133,200
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-2-2031	17,248,000	17,248,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-2-2031	10,137,512	10,137,512
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-2-2031	15,376,592	15,376,592
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-2-2031	11,582,032	11,582,032
The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16%	9-30-2031	$ 10,055,860	$ 10,055,860
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	12-20-2031	37,209,303	37,209,303
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	5-15-2033	3,147,654	3,147,654
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2035	9,326,790	9,326,790
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2035	3,768,400	3,768,400
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2035	11,305,200	11,305,200
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2035	9,797,840	9,797,840
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	4-20-2035	4,753,000	4,753,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	4-20-2035	4,753,000	4,753,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	4-20-2035	16,635,500	16,635,500
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-15-2040	7,656,000	7,656,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-15-2040	11,484,000	11,484,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	7-15-2040	18,725,900	18,725,900
U.S. International Development Finance Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	3,959,000	3,959,000
U.S. International Development Finance Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-15-2040	19,140,000	19,140,000
U.S. International Development Finance Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	9-20-2038	3,534,212	3,534,212
U.S. International Development Finance Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	9,264,060	9,264,060
U.S. International Development Finance Corporation Series 2-2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	7-15-2040	6,587,000	6,587,000
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.08	11-15-2033	19,418,804	19,418,804
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-2-2031	3,018,400	3,018,400
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	5,384,240	5,384,240
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2035	8,478,900	8,478,900
U.S. International Development Finance Corporation Series 5 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	5,542,600	5,542,600
U.S. International Development Finance Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	4,480,031	4,480,031
U.S. International Development Finance Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	16,073,540	16,073,540
U.S. International Development Finance Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	4-20-2035	8,460,340	8,460,340
U.S. International Development Finance Corporation Series 7 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	6,334,400	6,334,400
U.S. International Development Finance Corporation Series 7 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	1-20-2035	2,732,090	2,732,090
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
U.S. International Development Finance Corporation Series 8 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16%	9-30-2031	$ 11,877,000	$ 11,877,000
U.S. International Development Finance Corporation Series 9 (U.S. Treasury 3 Month Bill +0.00%) §±	0.08	5-15-2030	19,584,000	19,584,000
U.S. International Development Finance Corporation Series 9 (U.S. Treasury 3 Month Bill +0.00%) §±	0.16	9-30-2031	3,721,460	3,721,460
Total Government agency debt (Cost $11,043,776,960)				11,043,776,960
Municipal obligations: 0.09%
New York: 0.06%
Variable rate demand notes ø: 0.06%
New York HFA West 23rd Street Series 2002-A (Housing revenue, FNMA LOC, FNMA LIQ)	0.06	5-15-2033	47,600,000	47,600,000
New York Housing Development Corporation Related Sierra Series A (Housing revenue, FNMA LOC)	0.06	3-15-2033	32,000,000	32,000,000
				79,600,000
Other: 0.03%
Variable rate demand notes ø: 0.03%
FHLMC MFHR Series M006 Class A (Housing revenue, FHLMC LOC)	0.20	10-15-2045	3,495,827	3,495,827
FHLMC MFHR Series M028 Class A (Housing revenue, FHLMC LIQ) 144A	0.09	9-15-2024	30,735,000	30,735,000
				34,230,827
Total Municipal obligations (Cost $113,830,827)				113,830,827
Other instruments: 0.14%
ASC Admiral Way LLC §øø	0.12	8-1-2056	22,270,000	22,270,000
ASC Mercer Island LLC §øø	0.30	6-1-2057	33,900,000	33,900,000
Brandon Place Partners Series 2018 §øø	0.12	12-1-2058	15,335,000	15,335,000
Hacienda Senior Villas Series C §øø	0.12	12-1-2058	20,575,000	20,575,000
La Mesa Senior Living LP Secured §øø	0.12	8-1-2057	48,125,000	48,125,000
Plaza Patria Court Limited §øø	0.12	12-1-2058	17,325,000	17,325,000
Rohnert Park 668 LP Series A §øø	0.12	6-1-2058	20,920,000	20,920,000
Southside Brookshore §øø	0.12	9-1-2059	5,000,000	5,000,000
Total Other instruments (Cost $183,450,000)				183,450,000
Repurchase agreements^^: 59.83%
Bank of America Corporation, dated 1/31/2022, maturity value $1,000,001,389 (01)	0.05	2-1-2022	1,000,000,000	1,000,000,000
Bank of Montreal, dated 1/31/2022, maturity value $700,000,972 (02)	0.05	2-1-2022	700,000,000	700,000,000
Bank of Montreal, dated 11/10/2021, maturity value $50,050,333 (03)	0.12	9-8-2022	50,000,000	50,000,000
Bank of New York Mellon Corporation, dated 1/31/2022, maturity value $1,750,002,674 (04)	0.06	2-1-2022	1,750,000,000	1,750,000,000
Bank of New York Mellon Corporation, dated 1/3/2022, maturity value $64,003,307 (05)	0.06	2-3-2022	64,000,000	64,000,000
Bank of Nova Scotia New York Agency, dated 1/31/2022, maturity value $1,500,002,292 (06)	0.06	2-1-2022	1,500,000,000	1,500,000,000
The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Repurchase agreements (continued)
Bank of Nova Scotia New York Agency, dated 1/31/2022, maturity value $250,000,382 (07)	0.06%	2-1-2022	$ 250,000,000	$ 250,000,000
Barclays Bank plc, dated 1/31/2022, maturity value $2,420,003,361 (08)	0.05	2-1-2022	2,420,000,000	2,420,000,000
BNP Paribas, dated 1/31/2022, maturity value $1,090,001,514 (09)	0.05	2-1-2022	1,090,000,000	1,090,000,000
BNP Paribas, dated 1/27/2022, maturity value $1,000,009,722 (10)	0.05	2-3-2022	1,000,000,000	1,000,000,000
BNP Paribas Securities Corporation, dated 1/31/2022, maturity value $100,000,139 (11)	0.05	2-1-2022	100,000,000	100,000,000
Canadian Imperial Bank of Commerce, dated 1/31/2022, maturity value $100,000,139 (12)	0.05	2-1-2022	100,000,000	100,000,000
Citibank NA, dated 1/31/2022, maturity value $250,000,417 (13)	0.06	2-1-2022	250,000,000	250,000,000
Citibank NA, dated 1/27/2022, maturity value $250,002,917 (14)	0.06	2-3-2022	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1/31/2022, maturity value $800,001,111 (15)	0.05	2-1-2022	800,000,000	800,000,000
Citigroup Global Markets Incorporated, dated 1/25/2022, maturity value $1,000,011,667 (16)	0.06	2-1-2022	1,000,000,000	1,000,000,000
Credit Agricole FICC, dated 1/31/2022, maturity value $1,000,001,389 (17)	0.05	2-1-2022	1,000,000,000	1,000,000,000
Credit Agricole SA, dated 1/31/2022, maturity value $410,000,569 (18)	0.05	2-1-2022	410,000,000	410,000,000
Daiwa Capital Markets America Incorporated, dated 1/31/2022, maturity value $1,000,001,389 (19)	0.05	2-1-2022	1,000,000,000	1,000,000,000
Deutsche Bank Securities, dated 1/31/2022, maturity value $1,000,001,389 (20)	0.05	2-1-2022	1,000,000,000	1,000,000,000
Federal Reserve Bank of New York, dated 1/31/2022, maturity value $43,750,060,764 (21)	0.05	2-1-2022	43,750,000,000	43,749,999,992
Goldman Sachs & Company, dated 1/31/2022, maturity value $526,000,146 (22)	0.01	2-1-2022	526,000,000	526,000,000
Goldman Sachs & Company, dated 1/31/2022, maturity value $100,000,139 (23)	0.05	2-1-2022	100,000,000	100,000,000
ING Financial Markets LLC, dated 1/31/2022, maturity value $300,008,993 (24)	0.05	2-1-2022	300,008,576	300,008,576
ING Financial Markets LLC, dated 1/19/2022, maturity value $500,047,500 (25)	0.06	3-17-2022	500,000,000	500,000,000
ING Financial Markets LLC, dated 11/10/2021, maturity value $50,016,431 (26)	0.07	4-28-2022	50,000,000	50,000,000
ING Financial Markets LLC, dated 11/10/2021, maturity value $25,008,750 (27)	0.07	5-9-2022	25,000,000	25,000,000
ING Financial Markets LLC, dated 1/19/2022, maturity value $300,110,667 (28)	0.16	4-12-2022	300,000,000	300,000,000
JP Morgan Securities, dated 1/31/2022, maturity value $250,000,347 (29)	0.05	2-1-2022	250,000,000	250,000,000
JP Morgan Securities, dated 1/31/2022, maturity value $500,000,764 (30)	0.06	2-1-2022	500,000,000	500,000,000
JP Morgan Securities , dated 5/24/2019, maturity value $500,956,667 (31) §∂øø	0.07	2-1-2022	500,000,000	500,000,000
Mitsubishi Bank, dated 1/25/2022, maturity value $500,004,861 (32)	0.05	2-1-2022	500,000,000	500,000,000
Mitsubishi UFJ Financial Group Bank, dated 7/16/2021, maturity value $850,047,222 (33) §∂øø	0.01	2-1-2022	850,000,000	850,000,000
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Repurchase agreements (continued)
Mitsubishi UFJ Financial Group Securities Canada Limited, dated 1/31/2022, maturity value $4,400,006,111 (34)	0.05%	2-1-2022	$ 4,400,000,000	$ 4,400,000,000
Mizuho Bank, dated 1/31/2022, maturity value$250,000,347 (35)	0.05	2-1-2022	250,000,000	250,000,000
Nomura Securities Company Limited, dated 1/31/2022, maturity value $2,500,003,472 (36)	0.05	2-1-2022	2,500,000,000	2,500,000,000
Royal Bank of Canada, dated 1/7/2022, maturity value $500,021,528 (37)	0.05	2-7-2022	500,000,000	500,000,000
Royal Bank of Canada Dominion Securities, dated 1/11/2022, maturity value $1,500,077,500 (38)	0.06	2-11-2022	1,500,000,000	1,500,000,000
Societe Generale, dated 1/27/2022, maturity value $500,004,861 (39)	0.05	2-3-2022	500,000,000	500,000,000
Societe Generale New York, dated 1/25/2022, maturity value $500,004,861 (40)	0.05	2-1-2022	500,000,000	500,000,000
Societe Generale New York, dated 1/4/2022, maturity value $425,021,958 (41)	0.06	2-4-2022	425,000,000	425,000,000
Standard Chartered Bank, dated 1/31/2022, maturity value $1,021,425,411 (42)	0.05	2-1-2022	1,021,423,992	1,021,423,992
Standard Chartered Bank, dated 1/31/2022, maturity value $2,750,003,819 (43)	0.05	2-1-2022	2,750,000,000	2,750,000,000
Sumitomo Mitsui Banking Corporation, dated 11/15/2021, maturity value $462,863,934 (44)	0.09	2-15-2022	462,757,500	462,757,500
Sumitomo Mitsui Banking Corporation, dated 12/1/2021, maturity value $278,175,075 (45)	0.09	3-1-2022	278,112,500	278,112,500
Sumitomo Mitsui Banking Corporation, dated 12/15/2021, maturity value $188,943,474 (46)	0.10	3-15-2022	188,896,250	188,896,250
Sumitomo Mitsui Banking Corporation, dated 12/23/2021, maturity value $142,947,831 (47)	0.10	3-22-2022	142,912,500	142,912,500
TD Securities USA Incorporated, dated 1/31/2022, maturity value $628,525,873 (48)	0.05	2-1-2022	628,525,000	628,525,000
Total Repurchase agreements (Cost $79,932,636,310)				79,932,636,310
U.S. Treasury securities: 31.73%
U.S. Cash Management Bill ☼	0.07	4-5-2022	250,000,000	249,968,063
U.S. Cash Management Bill ☼	0.09	4-19-2022	400,000,000	399,925,139
U.S. Cash Management Bill ☼	0.11	4-26-2022	300,000,000	299,921,250
U.S. Cash Management Bill ☼	0.13	5-3-2022	300,000,000	299,899,521
U.S. Cash Management Bill ☼	0.15	5-10-2022	400,000,000	399,842,111
U.S. Cash Management Bill ☼	0.19	5-17-2022	50,000,000	49,971,854
U.S. Cash Management Bill ☼	0.28	5-24-2022	50,000,000	49,957,222
U.S. Treasury Bill ☼	0.04	2-22-2022	400,000,000	399,987,633
U.S. Treasury Bill ☼	0.05	2-10-2022	400,000,000	399,994,750
U.S. Treasury Bill ☼	0.05	2-17-2022	350,000,000	349,992,222
U.S. Treasury Bill ☼	0.05	3-3-2022	400,000,000	399,983,167
U.S. Treasury Bill ☼	0.05	3-8-2022	350,000,000	349,982,646
U.S. Treasury Bill ☼	0.06	2-15-2022	300,000,000	299,993,467
U.S. Treasury Bill ☼	0.06	3-1-2022	500,000,000	499,978,066
U.S. Treasury Bill ☼	0.06	3-10-2022	1,650,000,000	1,649,890,028
U.S. Treasury Bill ☼	0.08	3-22-2022	400,000,000	399,955,900
U.S. Treasury Bill ☼	0.08	3-24-2022	800,000,000	799,915,886
U.S. Treasury Bill ☼	0.08	3-31-2022	345,000,000	344,953,866
U.S. Treasury Bill ☼	0.08	4-14-2022	456,000,000	455,940,048
U.S. Treasury Bill ☼	0.08	4-21-2022	500,000,000	499,913,759
U.S. Treasury Bill ☼	0.09	4-7-2022	50,000,000	49,992,191
The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bill ☼	0.10%	6-2-2022	$ 570,000,000	$ 569,819,340
U.S. Treasury Bill ☼	0.10	9-8-2022	240,000,000	239,850,350
U.S. Treasury Bill ☼	0.11	10-6-2022	1,280,000,000	1,279,059,822
U.S. Treasury Bill ☼	0.13	3-29-2022	250,000,000	249,949,444
U.S. Treasury Bill ☼	0.15	6-23-2022	150,000,000	149,912,433
U.S. Treasury Bill ☼	0.16	11-3-2022	930,000,000	928,884,531
U.S. Treasury Bill ☼	0.19	4-28-2022	40,000,000	39,982,036
U.S. Treasury Bill ☼	0.21	6-30-2022	150,000,000	149,872,419
U.S. Treasury Bill ☼	0.22	7-7-2022	160,000,000	159,845,733
U.S. Treasury Bill ☼	0.27	7-14-2022	70,000,000	69,915,059
U.S. Treasury Bill ☼	0.36	7-21-2022	50,000,000	49,914,292
U.S. Treasury Bill ☼	0.38	7-28-2022	40,000,000	39,925,660
U.S. Treasury Bill ☼	0.39	12-29-2022	70,000,000	69,748,992
U.S. Treasury Bill ☼	0.62	1-26-2023	40,000,000	39,753,487
U.S. Treasury Note	0.13	5-31-2022	220,000,000	220,027,831
U.S. Treasury Note	0.13	6-30-2022	180,000,000	180,024,805
U.S. Treasury Note	0.13	7-31-2022	810,000,000	810,118,971
U.S. Treasury Note	0.13	8-31-2022	230,000,000	230,044,673
U.S. Treasury Note	0.13	9-30-2022	885,000,000	885,190,875
U.S. Treasury Note	0.13	10-31-2022	1,940,000,000	1,940,266,142
U.S. Treasury Note	0.13	11-30-2022	1,220,000,000	1,219,496,957
U.S. Treasury Note	0.13	12-31-2022	395,000,000	394,243,169
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	4-30-2023	3,600,000,000	3,600,125,747
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	7-31-2023	3,150,000,000	3,150,095,284
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	0.23	10-31-2023	2,190,000,000	2,190,100,890
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	0.24	1-31-2023	2,100,000,000	2,100,128,428
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	0.25	7-31-2022	365,000,000	364,994,943
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	0.25	10-31-2022	2,430,000,000	2,429,969,095
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.11%) ±	0.30	4-30-2022	250,000,000	250,043,651
U.S. Treasury Note	0.38	3-31-2022	749,794,000	750,120,853
U.S. Treasury Note	1.13	2-28-2022	390,000,000	390,298,129
U.S. Treasury Note	1.38	10-15-2022	620,000,000	625,338,988
U.S. Treasury Note	1.50	8-15-2022	100,000,000	100,757,633
U.S. Treasury Note	1.50	9-15-2022	225,000,000	226,952,812
U.S. Treasury Note	1.63	8-15-2022	240,000,000	241,978,483
U.S. Treasury Note	1.63	8-31-2022	470,000,000	474,140,947
U.S. Treasury Note	1.63	11-15-2022	85,000,000	86,007,937
U.S. Treasury Note	1.75	2-28-2022	570,000,000	570,719,646
U.S. Treasury Note	1.75	3-31-2022	612,000,000	613,629,375
U.S. Treasury Note	1.75	4-30-2022	225,000,000	225,905,389
U.S. Treasury Note	1.75	5-15-2022	200,000,000	200,947,724
U.S. Treasury Note	1.75	6-30-2022	110,000,000	110,746,776
U.S. Treasury Note	1.75	7-15-2022	470,000,000	473,502,180
U.S. Treasury Note	1.75	9-30-2022	592,000,000	598,456,355
U.S. Treasury Note	1.88	3-31-2022	665,000,000	666,874,059
U.S. Treasury Note	1.88	4-30-2022	75,000,000	75,324,126
U.S. Treasury Note	1.88	7-31-2022	1,570,000,000	1,583,767,652
U.S. Treasury Note	1.88	8-31-2022	170,000,000	171,719,833
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Portfolio of investments—January 31, 2022

		Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note		1.88%	9-30-2022	$ 130,000,000	$ 131,523,195
U.S. Treasury Note		1.88	10-31-2022	40,000,000	40,526,537
U.S. Treasury Note		2.00	7-31-2022	420,000,000	423,942,020
U.S. Treasury Note		2.00	10-31-2022	180,000,000	182,463,857
U.S. Treasury Note		2.00	11-30-2022	340,000,000	344,876,077
U.S. Treasury Note		2.13	5-15-2022	120,000,000	120,692,404
U.S. Treasury Note		2.13	12-31-2022	170,000,000	172,776,255
U.S. Treasury Note		2.38	3-15-2022	50,000,000	50,131,031
U.S. Treasury Note		2.50	2-15-2022	85,000,000	85,078,350
Total U.S. Treasury securities (Cost $42,390,462,471)					42,390,462,471
Total investments in securities (Cost $133,682,651,568)	100.07%				133,682,651,568
Other assets and liabilities, net	(0.07)				(87,996,362)
Total net assets	100.00%				$133,594,655,206

The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

§	The security is subject to a demand feature which reduces the effective maturity.
±	Variable rate investment. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:
(01) U.S. government securities, 3.00% to 4.00%, 1-20-2047 to 7-20-2049, fair value including accrued interest is $1,030,000,000.
(02) U.S. government securities, 1.34% to 8.00%, 9-1-2023 to 2-1-2052, fair value including accrued interest is $721,000,000.
(03) U.S. government securities, 0.00% to 3.00%, 2-24-2022 to 2-15-2050, fair value including accrued interest is $51,000,010.
(04) U.S. government securities, 0.13% to 3.00%, 2-15-2022 to 8-15-2051, fair value including accrued interest is $1,785,000,046.
(05) U.S. government securities, 0.13% to 3.63%, 10-15-2026 to 4-15-2028, fair value including accrued interest is $66,030,848.
(06) U.S. government securities, 1.75%, 1-31-2029, fair value including accrued interest is $1,530,612,245.
(07) U.S. government securities, 1.63% to 5.00%, 4-1-2034 to 11-20-2051, fair value including accrued interest is $257,500,001.
(08) U.S. government securities, 0.00% to 7.63%, 2-1-2022 to 2-15-2051, fair value including accrued interest is $2,468,400,008.
(09) U.S. government securities, 0.00% to 7.63%, 2-3-2022 to 5-15-2051, fair value including accrued interest is $1,111,800,000.
(10) U.S. government securities, 0.00% to 2.75%, 2-15-2022 to 5-15-2051, fair value including accrued interest is $1,020,000,000.
(11) U.S. government securities, 2.00% to 5.00%, 11-1-2028 to 12-20-2067, fair value including accrued interest is $102,999,974.
(12) U.S. government securities, 0.13% to 7.63%, 8-15-2023 to 12-1-2051, fair value including accrued interest is $102,017,590.
(13) U.S. government securities, 0.00% to 9.00%, 2-4-2022 to 9-15-2065, fair value including accrued interest is $255,352,281.
(14) U.S. government securities, 0.00% to 9.00%, 2-4-2022 to 1-20-2052, fair value including accrued interest is $255,746,704.
(15) U.S. government securities, 0.13% to 6.63%, 3-15-2023 to 6-30-2027, fair value including accrued interest is $816,114,783.
(16) U.S. government securities, 2.00% to 6.00%, 9-20-2050 to 2-20-2051, fair value including accrued interest is $1,030,000,824.
(17) U.S. government securities, 2.75%, 2-15-2024, fair value including accrued interest is $1,019,999,996.
(18) U.S. government securities, 2.00%, 1-20-2051, fair value including accrued interest is $422,300,001.
(19) U.S. government securities, 0.00% to 7.63%, 2-3-2022 to 3-1-2052, fair value including accrued interest is $1,027,349,394.
(20) U.S. government securities, 0.00% to 4.00%, 4-6-2022 to 1-20-2052, fair value including accrued interest is $1,027,906,480.
(21) U.S. government securities, 0.13% to 3.63%, 12-31-2022 to 5-15-2044, fair value including accrued interest is $43,750,060,801.
(22) U.S. government securities, 0.00% to 0.88%, 4-7-2022 to 1-15-2032, fair value including accrued interest is $536,520,043.
(23) U.S. government securities, 2.50% to 5.00%, 7-15-2023 to 1-20-2052, fair value including accrued interest is $103,000,000.
(24) U.S. government securities, 0.00%, 1-26-2023, fair value is $306,008,748.
(25) U.S. government securities, 0.00% to 7.00%, 4-5-2022 to 1-1-2057, fair value including accrued interest is $514,588,330.
(26) U.S. government securities, 1.50% to 3.66%, 11-1-2050 to 8-1-2028, fair value including accrued interest is $51,500,000.
(27) U.S. government securities, 1.50% to 5.00%, 8-1-2028 to 12-1-2051, fair value including accrued interest is $25,750,000.
(28) U.S. government securities, 1.50% to 5.50%, 8-1-2028 to 9-1-2057, fair value including accrued interest is $309,000,000.
(29) U.S. government securities, 1.04% to 8.50%, 1-25-2024 to 1-20-2052, fair value including accrued interest is $255,284,485.
(30) U.S. government securities, 0.00% to 1.88%, 7-31-2022 to 10-15-2026, fair value including accrued interest is $510,000,128.
(31) U.S. government securities, 0.00% to 8.00%, 5-22-2023 to 9-20-2056, fair value including accrued interest is $512,735,781.
(32) U.S. government securities, 0.00% to 3.38%, 8-15-2022 to 2-15-2043, fair value including accrued interest is $510,000,004.
(33) U.S. government securities, 0.00% to 5.38%, 9-15-2022 to 9-15-2060, fair value including accrued interest is $870,671,756.
(34) U.S. government securities, 0.00% to 6.38%, 2-15-2022 to 3-15-2063, fair value including accrued interest is $4,521,344,286.
(35) U.S. government securities, 2.50%, 3-31-2023, fair value including accrued interest is $255,000,059.
(36) U.S. government securities, 0.00% to 2.88%, 3-15-2022 to 8-15-2049, fair value including accrued interest is $2,550,000,073.
(37) U.S. government securities, 1.50% to 4.50%, 10-1-2035 to 12-1-2051, fair value including accrued interest is $515,000,000.
(38) U.S. government securities, 0.00% to 7.13%, 4-5-2022 to 12-20-2051, fair value including accrued interest is $1,537,798,887.
(39) U.S. government securities, 0.00% to 3.88%, 6-2-2022 to 8-15-2049, fair value including accrued interest is $510,000,071.
(40) U.S. government securities, 0.00% to 7.63%, 3-10-2022 to 2-1-2057, fair value including accrued interest is $510,793,381.
(41) U.S. government securities, 0.00% to 7.63%, 2-3-2022 to 5-15-2050, fair value including accrued interest is $433,500,001.
(42) U.S. government securities, 1.13% to 2.88%, 5-15-2028 to 9-30-2028, fair value including accrued interest is $1,042,269,380.
(43) U.S. government securities, 0.00% to 4.38%, 2-22-2022 to 11-15-2051, fair value including accrued interest is $2,805,000,013.
(44) U.S. government securities, 0.38% to 3.50%, 3-31-2022 to 2-1-2051, fair value including accrued interest is $476,554,723.
(45) U.S. government securities, 0.38% to 3.50%, 3-31-2022 to 3-1-2048, fair value including accrued interest is $286,371,453.
(46) U.S. government securities, 0.38% to 3.50%, 3-31-2022 to 5-1-2048, fair value including accrued interest is $194,540,022.
(47) U.S. government securities, 0.38% to 3.50%, 3-31-2022 to 1-20-2050, fair value including accrued interest is $147,223,827.
(48) U.S. government securities, 1.50% to 8.00%, 8-1-2022 to 2-1-2052, fair value including accrued interest is $647,380,750.
∂	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.
☼	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Portfolio of investments—January 31, 2022

Abbreviations:
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
HFA	Housing Finance Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

20  |  Government Money Market Funds

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at amortized cost	$ 53,750,015,258
Investments in repurchase agreements, at amortized cost	79,932,636,310
Cash	4,250,001
Receivable for investments sold	249,973,438
Receivable for interest	38,590,043
Receivable for Fund shares sold	3,348,622
Prepaid expenses and other assets	5,900,764
Total assets	133,984,714,436
Liabilities
Payable for investments purchased	249,949,444
Payable for when-issued transactions	130,000,000
Administration fees payable	6,324,443
Payable for Fund shares redeemed	2,543,265
Dividends payable	805,806
Management fee payable	401,079
Distribution fee payable	35,193
Total liabilities	390,059,230
Total net assets	$133,594,655,206
Net assets consist of
Paid-in capital	$ 133,594,445,804
Total distributable earnings	209,402
Total net assets	$133,594,655,206
Computation of net asset value per share
Net assets – Class A	$ 316,458,565
Shares outstanding – Class A1	316,458,281
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 5,027,251,871
Shares outstanding – Administrator Class[1]	5,027,248,421
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$ 40,078,395,223
Shares outstanding – Institutional Class[1]	40,078,402,910
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$ 85,197,343,948
Shares outstanding – Select Class[1]	85,197,188,309
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$ 1,873,382,051
Shares outstanding – Service Class[1]	1,873,385,577
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$ 1,101,823,548
Shares outstanding – Sweep Class[1]	1,101,824,210
Net asset value per share – Sweep Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  21

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 108,604,386
Expenses
Management fee	182,563,604
Administration fees
Class A	674,606
Administrator Class	3,882,564
Institutional Class	32,877,023
Select Class	38,290,351
Service Class	2,314,165
Sweep Class	249,781
Shareholder servicing fees
Class A	766,598
Administrator Class	3,882,565
Service Class	4,821,159
Sweep Class	2,081,506
Distribution fee
Sweep Class	832,603
Custody and accounting fees	4,722,134
Professional fees	90,479
Registration fees	1,425,087
Shareholder report expenses	98,072
Trustees’ fees and expenses	19,272
Other fees and expenses	1,252,518
Total expenses	280,844,087
Less: Fee waivers and/or expense reimbursements
Fund-level	(177,456,895)
Class A	(1,266,216)
Administrator Class	(5,536,115)
Institutional Class	(9,526,660)
Service Class	(6,039,634)
Sweep Class	(2,717,549)
Net expenses	78,301,018
Net investment income	30,303,368
Net realized gains on investments	425,866
Net increase in net assets resulting from operations	$ 30,729,234
The accompanying notes are an integral part of these financial statements.

22  |  Government Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 30,303,368		$ 234,013,463
Net realized gains on investments		425,866		848,637
Net increase in net assets resulting from operations		30,729,234		234,862,100
Distributions to shareholders from
Net investment income and net realized gains
Class A		(32,156)		(444,535)
Administrator Class		(407,833)		(5,053,047)
Institutional Class		(4,315,675)		(65,216,497)
Select Class		(25,942,933)		(161,056,607)
Service Class		(201,661)		(2,796,854)
Sweep Class		(89,466)		(5) [1]
Total distributions to shareholders		(30,989,724)		(234,567,545)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	101,363,824	101,363,824	245,392,922	245,392,922
Administrator Class	21,325,222,248	21,325,222,248	18,923,119,258	18,923,119,258
Institutional Class	197,535,730,467	197,535,730,467	220,379,617,551	220,379,617,551
Select Class	1,160,483,999,071	1,160,483,999,071	819,624,460,567	819,624,460,567
Service Class	77,872,528,777	77,872,528,777	88,311,417,547	88,311,417,547
Sweep Class	7,001,689,901	7,001,689,901	1,465,010 [1]	1,465,010 [1]
		1,464,320,534,288		1,147,485,472,855
Reinvestment of distributions
Class A	31,866	31,866	461,983	461,983
Administrator Class	188,849	188,849	1,925,746	1,925,746
Institutional Class	1,487,445	1,487,445	22,578,181	22,578,181
Select Class	16,408,984	16,408,984	103,202,391	103,202,391
Service Class	19,548	19,548	262,945	262,945
Sweep Class	89,474	89,474	3 [1]	3 [1]
		18,226,166		128,431,249
Payment for shares redeemed
Class A	(91,800,580)	(91,800,580)	(305,591,017)	(305,591,017)
Administrator Class	(20,838,430,663)	(20,838,430,663)	(18,278,691,699)	(18,278,691,699)
Institutional Class	(200,342,145,260)	(200,342,145,260)	(206,547,476,608)	(206,547,476,608)
Select Class	(1,170,469,084,534)	(1,170,469,084,534)	(776,516,340,075)	(776,516,340,075)
Service Class	(77,862,043,660)	(77,862,043,660)	(88,443,707,111)	(88,443,707,111)
Sweep Class	(5,901,420,153)	(5,901,420,153)	(25) [1]	(25) [1]
		(1,475,504,924,850)		(1,090,091,806,535)
Net increase (decrease) in net assets resulting from capital share transactions		(11,166,164,396)		57,522,097,569
Total increase (decrease) in net assets		(11,166,424,886)		57,522,392,124
Net assets
Beginning of period		144,761,080,092		87,238,687,968
End of period		$ 133,594,655,206		$ 144,761,080,092
[1]	For the period from July 31, 2020 (commencement of class operations) to January 31, 2021
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.13%	1.59%	1.38%	0.38%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.60%	0.61%	0.61%	0.61%
Net expenses	0.07% *	0.28% *	0.60%	0.60%	0.61%
Net investment income	0.01%	0.13%	1.56%	1.39%	0.38%
Supplemental data
Net assets, end of period (000s omitted)	$316,459	$306,864	$366,601	$311,616	$264,735

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.53%
Year ended January 31, 2021	0.32%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

24  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.17%	1.85%	1.65%	0.65%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.33%	0.34%	0.34%	0.34%
Net expenses	0.07% *	0.22% *	0.34%	0.34%	0.34%
Net investment income	0.01%	0.14%	1.81%	1.67%	0.72%
Supplemental data
Net assets, end of period (000s omitted)	$5,027,252	$4,540,262	$3,893,928	$2,411,490	$1,554,764

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.27%
Year ended January 31, 2021	0.11%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.22%	1.99%	1.79%	0.79%
Ratios to average net assets (annualized)
Gross expenses	0.21%	0.21%	0.22%	0.22%	0.22%
Net expenses	0.07% *	0.18% *	0.20%	0.20%	0.20%
Net investment income	0.01%	0.16%	1.97%	1.79%	0.79%
Supplemental data
Net assets, end of period (000s omitted)	$40,078,395	$42,883,663	$29,289,517	$26,000,569	$21,931,321

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.13%
Year ended January 31, 2021	0.02%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

26  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.03%	0.26%	2.05%	1.85%	0.85%
Ratios to average net assets (annualized)
Gross expenses	0.17%	0.17%	0.18%	0.18%	0.18%
Net expenses	0.05% [2]	0.14%	0.14%	0.14%	0.14%
Net investment income	0.03%	0.19%	2.02%	1.82%	0.86%
Supplemental data
Net assets, end of period (000s omitted)	$85,197,344	$95,165,936	$51,954,718	$45,335,385	$46,288,730

[1]	Amount is less than $0.005.
[2]	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.09% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.14%	1.69%	1.48%	0.49%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.50%	0.51%	0.51%	0.51%
Net expenses	0.07% *	0.25% *	0.50%	0.50%	0.50%
Net investment income	0.01%	0.13%	1.67%	1.45%	0.48%
Supplemental data
Net assets, end of period (000s omitted)	$1,873,382	$1,862,889	$1,994,923	$1,856,426	$2,506,898

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.43%
Year ended January 31, 2021	0.25%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

28  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Sweep Class	2022	2021 [1]
Net asset value, beginning of period	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]
Net realized gains (losses) on investments	0.00 [2]	0.00 [2]
Total from investment operations	0.00 [2]	0.00 [2]
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.00) [2]
Net realized gains	(0.00) [2]	(0.00) [2]
Total distributions to shareholders	(0.00) [2]	(0.00) [2]
Net asset value, end of period	$1.00	$1.00
Total return[3]	0.01%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.56%
Net expenses	0.06% *	0.13% *
Net investment income	0.01%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,101,824	$1,465

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.44%
Year ended January 31, 2021	0.37%

[1]	For the period from July 31, 2020 (commencement of class operations) to January 31, 2021
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  29

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Government Money Market Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are valued using amortized cost which approximates market value and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

30  |  Government Money Market Funds

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Government Money Market Funds  |  31

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$0	$ 18,495,000	$0	$ 18,495,000
Government agency debt	0	11,043,776,960	0	11,043,776,960
Municipal obligations	0	113,830,827	0	113,830,827
Other instruments	0	183,450,000	0	183,450,000
Repurchase agreements	0	79,932,636,310	0	79,932,636,310
U.S. Treasury securities	0	42,390,462,471	0	42,390,462,471
Total assets	$0	$133,682,651,568	$0	$133,682,651,568
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Next $5 billion	0.130
Next $85 billion	0.125
Over $100 billion	0.120
Prior to June 1, 2021, the management fee rate was as follows:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

32  |  Government Money Market Funds

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Sweep Class	0.03
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.34
Institutional Class	0.20
Select Class	0.14
Service Class	0.50
Sweep Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Allspring Funds Distributor, LLC, an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.10% of the average daily net assets of Sweep Class shares.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Government Money Market Funds  |  33

Notes to financial statements
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended January 31, 2022 and January 31, 2021 were as follows:
	Year ended January 31
	2022	2021
Ordinary income	$30,988,366	$234,567,545
Long-term capital gain	1,358	0
As of January 31, 2022, distributable earnings on a tax basis consisted of $1,049,719 in undistributed ordinary income.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

34  |  Government Money Market Funds

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Government Money Market Fund (formerly, Wells Fargo Government Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

Government Money Market Funds  |  35

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $1,358 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2022.
For the fiscal year ended January 31, 2022, $30,567,494 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, $684,999 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, 40% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	69,963,209,979
Shares voted “Against”	762,832,182
Shares voted “Abstain”	10,838,033,984
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	69,616,187,947
Shares voted “Against”	768,007,824
Shares voted “Abstain”	11,179,880,374
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

36  |  Government Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Government Money Market Funds  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Government Money Market Funds

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Government Money Market Funds  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00697 03-22
A303/AR303 01-22

Annual Report
January 31, 2022
Institutional Money Market Funds
■	Allspring Heritage Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Heritage Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Institutional Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael C. Bird, CFA®‡, Jeffrey L. Weaver, CFA®‡, Laurie White

Average annual total returns (%) as of January 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Administrator Class (SHMXX)	6-29-1995	0.02	1.05	0.56	0.35	0.33
Institutional Class (SHIXX)	3-31-2000	0.02	1.14	0.63	0.23	0.20
Select Class (WFJXX)	6-29-2007	0.05	1.21	0.70	0.19	0.13
Service Class (WHTXX)	6-30-2010	0.02	0.98	0.51	0.52	0.43

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.33% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class and 0.43% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

Yield summary (%) as of January 31, 2022
	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield[1]	0.01	0.01	0.04	0.01
7-day compound yield	0.01	0.01	0.04	0.01
30-day simple yield	0.01	0.01	0.04	0.01
30-day compound yield	0.01	0.01	0.04	0.01

[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.18%, -0.07%, -0.03% and -0.34% for Administrator Class, Institutional Class, Select Class and Service Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)
MANAGER'S DISCUSSION
If 2020 was a year in which the Federal Open Market Committee (FOMC) operated in reactionary mode to market conditions by providing backstops to keep most markets functioning, 2021 was a year for the FOMC to take a breath, regroup, and assess the economic conditions resulting from the pandemic. As we entered the reporting period, the U.S. Federal Reserve (Fed) maintained its 0.00% – 0.25% target federal funds rate, kept asset purchases steady at $120 billion per month, and continued the average inflation targeting policies with committee members comfortable letting the economy regain its footing and allowing inflation to temporarily exceed its 2% target. With fiscal policies and vaccines supporting the demand side of economic activity, labor shortages and product disruptions caused supply chain bottlenecks, pressuring prices on both labor and goods. The FOMC was originally comfortable with this scenario as it felt the labor market would again reach equilibrium and inflationary prices would recalibrate and prove to be “transitory.” Over the next several months, however, this position would evolve.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
The FOMC meeting minutes from April showed that after several months of labeling inflation as transitory, Fed Chair Powell stated that if the economic recovery continued at the current pace, it might be appropriate to adjust the amount of asset purchases being done each month. However, as economic conditions evolved, the June meeting saw committee members discuss reducing asset purchases, even though they believed the elevated inflation levels would prove transitory and ease as job growth picked up and the economy recovered from lockdowns. In late summer, fears that the Delta variant might slow the strong economic recovery and job growth yet again led the FOMC to remain comfortable with elevated inflation. By September, though, Powell deemed that the conditions were all but met in order to moderate the pace of asset purchases while noting that the test for rate lift-off was much higher than for asset tapering.
By October, market participants expected a tapering in the amount of asset purchases to be announced at the November meeting because “transitory” could no longer be used to describe the record-setting inflation numbers being posted. Indeed, the Fed announced a reduction of $15 billion per month at its November meeting for both November and December purchases. This asset purchase reduction was expected to continue at that pace going forward, with asset purchases ceasing altogether by roughly June 2022. Rapidly changing economic conditions, however, prompted the Fed to quickly modify the amount of reduction. At the December FOMC meeting, the level of tapering was doubled to $30 billion each month, meaning asset purchases were expected to fully finish in March 2022. Economic activity remained robust and supply chain and labor disruptions kept prices elevated—elevated persistently enough for the FOMC to remove “transitory” from its vocabulary.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
A stagnant rate environment characterized most of the reporting period, as the FOMC kept target rates in the range of 0.00% to 0.25% and their foot on the accommodation pedal with asset purchases of $120 billion per month. In addition, the FOMC was very deliberate in communicating its intentions to market participants, which kept the rate curve largely in check and allowed asset prices to recover. With so much excess liquidity in the system and the Fed committed to accommodation, money market yields remained low and the LIBOR (London Interbank Offered Rate) curve remained fairly flat for the first three quarters of 2021. It wasn’t until September, though, with the talk of moderating asset purchases, the thought that inflation was more than transitory, and that the FOMC could raise rates in 2022 that the yield curve began to steepen. By October, the market had

Institutional Money Market Funds  |  7

Performance highlights (unaudited)
priced in a 92% chance of a rate hike in June 2022 and yields really started to move higher. At year-end, three rate increases were priced into the futures markets for 2022. Continued strong gross domestic product; employment; and, more importantly, high inflation readings in January have sealed the deal for a target rate hike in March. Futures are now pricing in four to five rate increases in 2022, and talk is starting that the FOMC is “behind the curve” on its dual mandate. The markets have come a long way since September when first pricing in future rate increases.
Strategic outlook
As the FOMC begins its journey toward raising rates, money market assets may become an attractive asset class as investors can capture rate increases with minimal duration risk. With uncertainty over the total number of rate increases to come, floating-rate notes are a natural choice compared with fixed paper. As always, we tend to take a conservative approach when constructing our portfolios and favor keeping excess liquidity over stated regulatory requirements, running shorter weighted average maturities and looking to extend maturities if the opportunity offers a favorable risk/reward proposition.
Weighted average maturity as of January 31, 2022[1]
23 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
32 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

8  |  Institutional Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$1,000.05	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Institutional Class
Actual	$1,000.00	$1,000.05	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Select Class
Actual	$1,000.00	$1,000.16	$0.55	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.65	$0.56	0.11%
Service Class
Actual	$1,000.00	$1,000.05	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Institutional Money Market Funds  |  9

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Certificates of deposit: 28.11%
ABN Amro Bank NV	0.08%	2-4-2022	$ 55,000,000	$ 55,000,000
Australia & New Zealand Banking Group Limited	0.07	2-1-2022	115,000,000	115,000,000
Canadian Imperial Bank of Commerce	0.07	2-1-2022	108,000,000	108,000,000
Credit Agricole Corporate and Investment Bank of New York	0.07	2-1-2022	155,000,000	155,000,000
HSBC Bank USA NA	0.08	2-1-2022	150,000,000	150,000,000
Legacy Capital Company 144A	0.27	4-12-2022	37,000,000	37,000,508
Mizuho Bank Limited	0.07	2-1-2022	155,000,000	155,000,000
MUFG Bank Limited	0.23	4-7-2022	33,000,000	33,003,264
National Australia Bank Limited 144A☼	0.21	3-1-2022	33,000,000	32,997,634
Natixis Bank	0.22	2-2-2022	3,000,000	3,000,023
Nordea Bank AB	0.20	2-18-2022	65,000,000	65,003,439
Nordea Bank AB (U.S. SOFR +0.17%) ±	0.22	11-28-2022	50,000,000	49,982,883
Norinchukin Bank	0.23	4-19-2022	33,000,000	33,001,713
Norinchukin Bank	0.25	5-9-2022	35,000,000	34,998,176
Norinchukin Bank	0.25	5-16-2022	37,000,000	36,996,210
Oversea-Chinese Banking Corporation	0.19	4-20-2022	40,000,000	39,998,148
Oversea-Chinese Banking Corporation	0.22	4-8-2022	35,000,000	35,004,749
Oversea-Chinese Banking Corporation	0.33	6-7-2022	35,000,000	34,995,539
Royal Bank of Canada (U.S. SOFR +0.15%) 144A±	0.20	6-24-2022	35,000,000	35,003,638
Sumitomo Mitsui Banking Corporation 144A☼	0.20	3-9-2022	35,700,000	35,696,074
Sumitomo Mitsui Banking Corporation	0.20	4-27-2022	32,000,000	31,996,628
Sumitomo Mitsui Banking Corporation	0.25	5-12-2022	40,000,000	39,995,944
Sumitomo Mitsui Trust Bank	0.17	4-18-2022	35,000,000	34,997,148
Sumitomo Mitsui Trust Bank	0.18	2-9-2022	41,500,000	41,501,099
Sumitomo Mitsui Trust Bank	0.22	3-14-2022	35,000,000	35,003,999
Svenska Handelsbanken AB 144A☼	0.22	6-2-2022	28,000,000	27,971,628
Toronto-Dominion Bank	0.25	5-13-2022	37,000,000	36,992,651
Total Certificates of deposit (Cost $1,493,149,384)				1,493,141,095

Closed end municipal bond fund obligations: 0.43%
Nuveen Floating Rate Income Fund Variable Rate Demand Preferred Shares Class A (230 shares) 0.21% 144A	23,000,000	23,000,000
Total Closed end municipal bond fund obligations (Cost $23,000,000)		23,000,000

Commercial paper: 40.70%
Asset-backed commercial paper: 25.96%
Albion Capital Corporation LLC ☼	0.22	2-22-2022	20,000,000	19,998,423
Angelsea Funding LLC (U.S. OBFR +0.08%) 144A±	0.15	5-9-2022	32,000,000	32,000,000
Angelsea Funding LLC 144A☼	0.20	2-1-2022	5,000,000	4,999,989
Atlantic Asset Securitization LLC 144A☼	0.17	2-17-2022	33,000,000	32,998,598
Bennington Sark Capital Company LLC 144A☼	0.08	2-1-2022	49,000,000	48,999,878
Bennington Sark Capital Company LLC 144A☼	0.08	2-2-2022	28,000,000	27,999,860
Bennington Sark Capital Company LLC 144A☼	0.15	2-11-2022	15,000,000	14,999,565
Chesham Finance Limited 144A☼	0.07	2-1-2022	18,000,000	17,999,960
Chesham Finance Limited 144A☼	0.13	2-1-2022	100,000,000	99,999,778
Concord Minutemen Capital Company 144A☼	0.15	2-23-2022	60,000,000	59,996,282
Glencove Funding DAC 144A☼	0.15	2-9-2022	30,800,000	30,799,369
Institutional Secured Funding LLC 144A☼	0.14	2-1-2022	20,000,000	19,999,929
The accompanying notes are an integral part of these financial statements.

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Institutional Secured Funding LLC 144A☼	0.14%	2-2-2022	$ 45,000,000	$ 44,999,665
Institutional Secured Funding LLC 144A☼	0.17	2-9-2022	60,000,000	59,997,405
Ionic Capital II Trust ☼	0.18	2-16-2022	35,000,000	34,998,600
Ionic Capital II Trust ☼	0.22	3-8-2022	60,000,000	59,991,600
Ionic Capital III Trust ☼	0.17	2-9-2022	36,745,000	36,744,247
Ionic Capital III Trust ☼	0.18	2-15-2022	67,000,000	66,997,488
Ionic Capital III Trust ☼	0.24	2-4-2022	20,000,000	19,999,822
Ionic Capital III Trust ☼	0.27	2-24-2022	32,000,000	31,997,867
Legacy Capital Company 144A☼	0.22	2-16-2022	25,000,000	24,999,000
Legacy Capital Company 144A☼	0.22	2-18-2022	25,000,000	24,998,875
Lexington Parker Capital Company LLC 144A☼	0.17	2-17-2022	30,000,000	29,998,725
Lexington Parker Capital Company LLC 144A☼	0.20	2-3-2022	13,325,000	13,324,911
LMA Americas LLC 144A☼	0.22	3-21-2022	26,000,000	25,993,524
Manhattan Asset Funding Company LLC 144A☼	0.13	2-7-2022	25,000,000	24,999,611
Mountcliff Funding LLC 144A☼	0.11	2-1-2022	35,000,000	34,999,922
Mountcliff Funding LLC 144A☼	0.16	2-2-2022	38,150,000	38,149,831
Mountcliff Funding LLC 144A☼	0.20	2-14-2022	70,000,000	69,997,577
Mountcliff Funding LLC 144A☼	0.25	3-7-2022	25,000,000	24,996,670
Nieuw Amsterdam Receivables Corporation BV 144A☼	0.17	2-10-2022	66,000,000	65,998,460
Ridgefield Funding Company, LLC 144A☼	0.25	5-4-2022	15,153,000	15,141,217
Versailles CDS LLC (U.S. SOFR +0.11%) 144A±	0.16	4-4-2022	50,000,000	50,003,325
Versailles CDS LLC (U.S. SOFR +0.16%) 144A±	0.21	8-2-2022	75,000,000	74,999,999
Victory Receivables Corporation 144A☼	0.17	2-1-2022	32,000,000	31,999,929
Victory Receivables Corporation 144A☼	0.20	2-16-2022	42,000,000	41,998,320
Victory Receivables Corporation 144A☼	0.23	3-16-2022	20,000,000	19,995,918
				1,379,114,139
Financial company commercial paper: 12.92%
Banco Santander SA 144A☼	0.17	3-8-2022	35,000,000	34,996,220
Banco Santander SA 144A☼	0.19	2-4-2022	50,000,000	49,999,556
Bank of Montreal ☼	0.20	4-14-2022	25,000,000	24,990,571
Bank of Nova Scotia 144A☼	0.20	3-24-2022	42,500,000	42,492,081
DBS Bank Limited 144A☼	0.23	3-8-2022	33,000,000	32,996,106
DBS Bank Limited 144A☼	0.28	6-2-2022	33,000,000	32,960,411
DBS Group Holdings Limited 144A☼	0.22	4-1-2022	40,000,000	39,986,000
Dexia Credit Local SA 144A☼	0.29	5-16-2022	13,000,000	12,988,625
Erste Finance LLC 144A☼	0.07	2-1-2022	71,000,000	70,999,843
Mitsubishi UFJ Trust & Banking 144A☼	0.15	2-15-2022	32,000,000	31,998,973
Mitsubishi UFJ Trust & Banking 144A☼	0.24	3-1-2022	33,000,000	32,997,634
Mitsubishi UFJ Trust & Banking 144A☼	0.30	4-25-2022	30,000,000	29,982,780
Santander plc ☼	0.16	3-16-2022	40,000,000	39,992,276
Suncorp Group Limited 144A☼	0.19	3-23-2022	10,000,000	9,996,048
Svenska Handelsbanken AB 144A☼	0.22	6-1-2022	40,000,000	39,960,339
Toronto-Dominion Bank 144A☼	0.16	4-22-2022	35,000,000	34,985,353
United Overseas Bank Limited 144A☼	0.19	3-9-2022	34,000,000	33,996,191
United Overseas Bank Limited 144A☼	0.19	3-11-2022	35,000,000	34,995,753
United Overseas Bank Limited 144A☼	0.22	4-11-2022	55,000,000	54,979,681
				686,294,441
Other commercial paper: 1.82%
Alberta Province 144A☼	0.14	2-3-2022	18,000,000	17,999,919
Alberta Province 144A☼	0.14	2-17-2022	35,000,000	34,999,108
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Other commercial paper (continued)
COFCO Capital Corporation ☼	0.30%	2-1-2022	$ 18,490,000	$ 18,489,958
Erste Abwicklungsanstalt 144A☼	0.10	2-11-2022	25,000,000	24,999,465
				96,488,450
Total Commercial paper (Cost $2,161,860,902)				2,161,897,030
Municipal obligations: 21.51%
Arizona: 1.86%
Variable rate demand notes ø: 1.86%
Maricopa County AZ IDA Series 2021B-2 (Health revenue)	0.07	1-1-2061	16,500,000	16,500,000
Taxable Municipal Funding Trust Various States Floaters Series 2021-004 (Health revenue, Barclays Bank plc LOC) 144A	0.29	11-15-2054	9,425,000	9,425,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-MIZ9060TX (Tax revenue, Mizuho Capital Markets LLC LOC) 144A	0.34	2-15-2041	73,030,009	73,030,009
				98,955,009
California: 2.40%
Other municipal debt : 0.39%
California Series B2 (GO revenue)	0.15	3-3-2022	21,000,000	20,999,252
Variable rate demand notes ø: 2.01%
Metropolitan Water District of Southern California Series A (Water & sewer revenue, Bank of America NA SPA)	0.10	7-1-2042	30,000,000	30,000,000
Mizuho Floater Residual Certificates Series 2021 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.18	4-15-2042	15,000,000	15,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	3-1-2036	23,200,000	23,200,000
University of California Revenue Various Taxable Series Z-1 (Education revenue)	0.08	7-1-2041	38,340,000	38,340,000
				106,540,000
Colorado: 2.46%
Variable rate demand notes ø: 2.46%
Colorado HFA MFHR Class II Series B (Housing revenue, FHLB SPA)	0.12	5-1-2052	82,865,000	82,865,000
Colorado HFA Single Family Mortgage Bonds Class II Series 2021-I (Housing revenue, GNMA Insured, Royal Bank of Canada SPA)	0.08	11-1-2051	16,000,000	16,000,000
Colorado Southern Ute Indian Tribe Reservation Company Series 2007 (Miscellaneous revenue) 144A	0.10	1-1-2027	32,000,000	32,000,000
				130,865,000
The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Georgia: 2.02%
Variable rate demand notes ø: 2.02%
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series 2015A (Industrial development revenue, Korea Development Bank LOC)	0.17%	12-1-2022	$ 73,000,000	$ 73,000,000
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series 2015B (Industrial development revenue, Korea Development Bank LOC)	0.17	12-1-2022	34,000,000	34,000,000
				107,000,000
Illinois: 0.76%
Variable rate demand notes ø: 0.76%
Tender Option Bond Trust Receipts/Certificates Series 2020-XFT993 (Health revenue, JPMorgan Chase & Company LIQ) 144A	0.12	5-15-2050	16,000,000	16,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2854 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	6-15-2050	24,160,000	24,160,000
				40,160,000
Indiana: 0.38%
Variable rate demand notes ø: 0.38%
Indiana Finance Authority Stadium Project Series A-5 (Miscellaneous revenue, U.S. Bank NA SPA)	0.11	2-1-2035	20,000,000	20,000,000
Kansas: 0.17%
Variable rate demand notes ø: 0.17%
Olathe KS Multi-Modal-Diamant Boart Series B (Industrial development revenue, Svenska HandelsBanken LOC)	0.52	3-1-2027	8,900,000	8,900,000
Kentucky: 0.80%
Variable rate demand notes ø: 0.80%
Kentucky Housing Corporation Series B (Housing revenue, Kentucky Housing Corporation SPA)	0.11	7-1-2041	26,150,000	26,150,000
Kentucky Housing Corporation Series O (Housing revenue, Kentucky Housing Corporation SPA)	0.11	1-1-2036	9,255,000	9,255,000
Kentucky Housing Corporation Series T (Housing revenue, Kentucky Housing Corporation SPA)	0.11	7-1-2037	6,930,000	6,930,000
				42,335,000
Michigan: 0.58%
Variable rate demand notes ø: 0.58%
Michigan State Housing Development AMT Refunding Bond Series B (Housing revenue, Industrial & Commercial Bank of China Limited SPA)	0.15	6-1-2038	30,895,000	30,895,000
Nevada: 0.43%
Variable rate demand notes ø: 0.43%
Mizuho Floater Residual Certificates Series 2021 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.34	2-1-2058	23,000,000	23,000,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
New Hampshire: 1.05%
Variable rate demand notes ø: 1.05%
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.17%	10-1-2028	$ 56,000,000	$ 56,000,000
New York: 4.30%
Other municipal debt : 2.17%
Long Island Power Authority Series 2015 GR-5A (Utilities revenue)	0.12	2-10-2022	15,000,000	15,000,075
Long Island Power Authority Series 2015 GR-5A (Utilities revenue)	0.22	3-2-2022	25,000,000	24,999,785
Metropolitan Transportation Authority Grant Anticipation Notes Series 2021A (Miscellaneous revenue)	0.78	11-15-2022	28,000,000	28,002,022
New York Power Authority Series 3B (Utilities revenue, JPMorgan Chase & Company LIQ) ☼	0.18	3-16-2022	25,000,000	24,994,158
Port Authority New York & New Jersey Series C (Airport revenue)	0.23	3-1-2022	8,000,000	7,999,999
Port Authority New York & New Jersey Series C (Airport revenue)	0.25	4-21-2022	14,055,000	14,052,255
				115,048,294
Variable rate demand notes ø: 2.13%
Mizuho Floater Residual Certificates Series 2021 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.49	9-1-2026	22,250,000	22,250,000
New York Dormitory Authority Personal Income Tax Revenue Series XFT910 (Tax revenue, Citibank NA LIQ) 144A	0.14	3-15-2040	4,000,000	4,000,000
New York Dormitory Authority Secondary Issues Floater Series B-4 (Tax revenue, Morgan Stanley Bank LIQ) 144A	0.14	3-15-2040	16,000,000	16,000,000
New York Municipal Water Finance Authority Series T-30001-I (Water & sewer revenue, Citibank NA LIQ) 144A	0.14	6-15-2044	16,000,000	16,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2021-003 (GO revenue, Barclays Bank plc LOC) 144A	0.29	5-15-2056	40,100,000	40,100,000
Tender Option Bond Trust Receipts/Certificates Series 2021-TPG020 (Tax revenue, Bank of America NA LIQ) 144A	0.39	1-1-2023	15,000,000	15,000,000
				113,350,000
Other: 3.49%
Variable rate demand notes ø: 3.49%
JPMorgan Chase Puttable Tax-Exempt Receipts/Derivative Inverse Tax-Exempt Receipts & Custodial Receipts Trust Series 5039 (Miscellaneous revenue)	0.21	11-16-2022	85,000,000	85,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-019 (Health revenue, Barclays Bank plc LOC) 144A	0.29	12-1-2030	2,565,000	2,565,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-012 (Health revenue, Barclays Bank plc LOC) 144A	0.15	9-1-2030	13,705,000	13,705,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-11 (Health revenue, Barclays Bank plc LOC) 144A	0.29	9-1-2030	84,215,000	84,215,000
				185,485,000
The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

		Interest rate	Maturitydate	Principal	Value
Texas: 0.62%
Other municipal debt : 0.62%
San Antonio TX Electric & Gas Series A (Utilities revenue)		0.15%	2-17-2022	$ 33,000,000	$ 32,999,855
Wisconsin: 0.19%
Variable rate demand notes ø: 0.19%
University of Wisconsin Hospitals and Clinics Authority Revenue Various Refunding Bond Series C (Health revenue, BMO Harris Bank NA SPA)		0.12	4-1-2048	10,000,000	10,000,000
Total Municipal obligations (Cost $1,142,534,634)					1,142,532,410
Other instruments: 4.18%
AARP §øø		0.10	5-1-2031	33,900,000	33,900,000
Altoona Blair County Development Corporation 144A§øø		0.15	4-1-2035	12,000,000	12,000,000
Altoona Blair County Development Corporation 144A§øø		0.15	9-1-2038	14,850,000	14,850,000
Altoona Blair County Development Corporation 144A§øø		0.15	9-1-2038	39,350,000	39,350,000
Fortenbery Children 2017 Irrevocable Trust UTA §øø		0.12	4-1-2026	15,000,000	15,000,000
Keep Memory Alive §øø		0.15	5-1-2037	31,740,000	31,740,000
Ken-Vin Life Company LLC §øø		0.11	12-1-2059	19,645,000	19,645,000
L Ward Huntley Irrevocable Life Insurance Trust §øø		0.11	4-1-2071	14,000,000	14,000,000
Morris Family Insurance Trust §øø		0.11	10-1-2059	3,350,000	3,350,000
New Grammercy LLC §øø		0.12	2-1-2061	15,000,000	15,000,000
Rock Hill SI LLC §øø		0.12	6-1-2061	23,000,000	23,000,000
Total Other instruments (Cost $221,835,000)					221,835,000
Other notes: 3.06%
Corporate bonds and notes: 3.06%
Cellmark Incorporated Taxable Notes Series 2018A §øø		0.12	6-1-2038	44,000,000	44,000,000
Jets Stadium Development LLC Series A-4B 144A§øø		0.17	4-1-2047	56,560,000	56,560,000
Jets Stadium Finance 144A§øø		0.17	4-1-2047	22,220,000	22,220,000
Lavonne V. Johnson Life Insurance Trust §øø		0.12	6-1-2041	24,790,000	24,790,000
VPM Linden Manor LP §øø		0.12	9-1-2060	15,200,000	15,200,000
Total Other notes (Cost $162,770,000)					162,770,000
Repurchase agreements^^: 1.60%
TD Securities USA Incorporated, dated 1-31-2022, maturity value $85,125,118		0.05	2-1-2022	85,125,000	85,125,000
Total Repurchase agreements (Cost $85,125,000)					85,125,000
Total investments in securities (Cost $5,290,274,920)	99.59%				5,290,300,535
Other assets and liabilities, net	0.41				21,883,977
Total net assets	100.00%				$5,312,184,512

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Portfolio of investments—January 31, 2022

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by U.S. government securities, 1.50% to 8.00%, 8-1-2022 to 2-1-2052, fair value including accrued interest is $87,678,750.
☼	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:
AMT	Alternative minimum tax
FHLB	Federal Home Loan Bank
GNMA	Government National Mortgage Association
GO	General obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
OBFR	Overnight Bank Funding Rate
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $5,290,274,920)	$ 5,290,300,535
Cash	20,168
Receivable for investments sold	20,290,039
Receivable from manager	1,489,045
Receivable for interest	731,801
Receivable for Fund shares sold	40,450
Prepaid expenses and other assets	179,889
Total assets	5,313,051,927
Liabilities
Payable for Fund shares redeemed	243,277
Administration fees payable	231,078
Custody and accounting fees payable	202,889
Professional fees payable	46,109
Dividends payable	13,556
Trustees’ fees and expenses payable	3,411
Accrued expenses and other liabilities	127,095
Total liabilities	867,415
Total net assets	$5,312,184,512
Net assets consist of
Paid-in capital	$ 5,316,133,586
Total distributable loss	(3,949,074)
Total net assets	$5,312,184,512
Computation of net asset value per share
Net assets – Administrator Class	$ 131,539,019
Shares outstanding – Administrator Class[1]	131,485,144
Net asset value per share – Administrator Class	$1.0004
Net assets – Institutional Class	$ 678,991,282
Shares outstanding – Institutional Class[1]	678,712,622
Net asset value per share – Institutional Class	$1.0004
Net assets – Select Class	$ 4,373,390,796
Shares outstanding – Select Class[1]	4,371,172,534
Net asset value per share – Select Class	$1.0005
Net assets – Service Class	$ 128,263,415
Shares outstanding – Service Class[1]	128,223,768
Net asset value per share – Service Class	$1.0003
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 10,565,931
Expenses
Management fee	9,714,220
Administration fees
Administrator Class	125,075
Institutional Class	628,164
Select Class	2,221,315
Service Class	142,411
Shareholder servicing fees
Administrator Class	125,074
Service Class	296,696
Custody and accounting fees	415,471
Professional fees	83,790
Registration fees	73,357
Shareholder report expenses	31,516
Trustees’ fees and expenses	19,271
Other fees and expenses	171,215
Total expenses	14,047,575
Less: Fee waivers and/or expense reimbursements
Fund-level	(5,131,991)
Administrator Class	(169,150)
Institutional Class	(102,926)
Service Class	(366,086)
Net expenses	8,277,422
Net investment income	2,288,509
Realized and unrealized gains (losses) on investments
Net realized gains on investments	82,528
Net change in unrealized gains (losses) on investments	(496,573)
Net realized and unrealized gains (losses) on investments	(414,045)
Net increase in net assets resulting from operations	$ 1,874,464
The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 2,288,509		$ 42,570,022
Net realized gains (losses) on investments		82,528		(3,462,935)
Net change in unrealized gains (losses) on investments		(496,573)		(935,328)
Net increase in net assets resulting from operations		1,874,464		38,171,759
Payment from affiliate		1,808,392		0
Distributions to shareholders from
Net investment income and net realized gains
Administrator Class		(12,502)		(436,596)
Institutional Class		(86,623)		(6,503,976)
Select Class		(2,177,520)		(35,587,951)
Service Class		(11,864)		(156,658)
Total distributions to shareholders		(2,288,509)		(42,685,181)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	93,914,370	93,954,103	151,680,145	151,753,090
Institutional Class	2,738,058,572	2,739,217,888	8,350,606,674	8,354,296,880
Select Class	15,622,488,773	15,630,572,259	52,923,446,524	52,952,592,405
Service Class	657,349,101	657,531,937	191,669,359	191,728,887
		19,121,276,187		61,650,371,262
Reinvestment of distributions
Administrator Class	12,035	12,040	434,551	434,670
Institutional Class	81,153	81,187	5,364,861	5,366,701
Select Class	1,904,174	1,905,169	28,485,791	28,498,799
Service Class	9,488	9,490	125,346	125,362
		2,007,886		34,425,532
Payment for shares redeemed
Administrator Class	(113,886,118)	(113,934,702)	(188,896,671)	(188,974,481)
Institutional Class	(2,963,747,935)	(2,964,979,464)	(9,265,802,669)	(9,269,605,465)
Select Class	(19,930,356,193)	(19,940,662,649)	(51,598,922,110)	(51,624,804,401)
Service Class	(670,596,763)	(670,804,688)	(205,517,672)	(205,573,717)
		(23,690,381,503)		(61,288,958,064)
Net asset value of shares issued in acquisition
Administrator Class	74,725,415	74,759,591	0	0
Institutional Class	109,981,768	110,028,740	0	0
Select Class	208,219,903	208,338,708	0	0
Service Class	99,315,488	99,370,192	0	0
		492,497,231		0
Net increase (decrease) in net assets resulting from capital share transactions		(4,074,600,199)		395,838,730
Total increase (decrease) in net assets		(4,073,205,852)		391,325,308
Net assets
Beginning of period		9,385,390,364		8,994,065,056
End of period		$ 5,312,184,512		$ 9,385,390,364
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0003	$1.0005	$1.0004	$1.0003	$1.0003
Net investment income	0.0001	0.0033	0.0203	0.0188	0.0096
Net realized and unrealized gains (losses) on investments	0.0000 [1]	(0.0002)	0.0001	0.0001	0.0000 [1]
Total from investment operations	0.0001	0.0031	0.0204	0.0189	0.0096
Payment from affiliate	0.0001	0.0000	0.0000	0.0000	0.0000
Distributions to shareholders from
Net investment income	(0.0001)	(0.0033)	(0.0203)	(0.0188)	(0.0096)
Net realized gains	0.0000	0.0000	(0.0000) [1]	0.0000	(0.0000) [1]
Total distributions to shareholders	(0.0001)	(0.0033)	(0.0203)	(0.0188)	(0.0096)
Net asset value, end of period	$1.0004	$1.0003	$1.0005	$1.0004	$1.0003
Total return	0.02% [2]	0.32%	2.05%	1.91%	0.96%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.35%	0.35%	0.36%	0.40%
Net expenses	0.15% *	0.29% *	0.33%	0.33%	0.32%
Net investment income	0.01%	0.39%	2.01%	1.87%	0.96%
Supplemental data
Net assets, end of period (000s omitted)	$131,539	$76,740	$113,555	$92,671	$92,542

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.18%
Year ended January 31, 2021	0.03%

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2022, the Fund received a payment from an affiliate which had a 0.01% impact on total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0003	$1.0004	$1.0004	$1.0003	$1.0003
Net investment income	0.0001	0.0041	0.0216	0.0202	0.0108
Net realized and unrealized gains (losses) on investments	(0.0001)	0.0000	0.0000 [1]	0.0000 [1]	0.0000 [1]
Total from investment operations	0.0000	0.0041	0.0216	0.0202	0.0108
Payment from affiliate	0.0002	0.0000	0.0000	0.0000	0.0000
Distributions to shareholders from
Net investment income	(0.0001)	(0.0042)	(0.0216)	(0.0201)	(0.0108)
Net realized gains	0.0000	0.0000	(0.0000) [1]	0.0000	(0.0000) [1]
Total distributions to shareholders	(0.0001)	(0.0042)	(0.0216)	(0.0201)	(0.0108)
Net asset value, end of period	$1.0004	$1.0003	$1.0004	$1.0004	$1.0003
Total return	0.02% [2]	0.42%	2.18%	2.04%	1.09%
Ratios to average net assets (annualized)
Gross expenses	0.24%	0.23%	0.23%	0.24%	0.28%
Net expenses	0.15% [3]	0.20%	0.20%	0.20%	0.20%
Net investment income	0.01%	0.46%	2.14%	2.03%	1.11%
Supplemental data
Net assets, end of period (000s omitted)	$678,991	$794,541	$1,704,936	$1,573,458	$1,104,814

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2022, the Fund received a payment from an affiliate which had a 0.02% impact on total return. See Note 4 in the Notes to Financial Statement for additional information.
[3]	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.05% higher.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0004	$1.0005	$1.0005	$1.0004	$1.0004
Net investment income	0.0004 [1]	0.0049	0.0223	0.0208	0.0116
Net realized and unrealized gains (losses) on investments	(0.0002)	(0.0001)	0.0000 [2]	0.0001	0.0000 [2]
Total from investment operations	0.0002	0.0048	0.0223	0.0209	0.0116
Payment from affiliate	0.0003	0.0000	0.0000	0.0000	0.0000
Distributions to shareholders from
Net investment income	(0.0004)	(0.0049)	(0.0223)	(0.0208)	(0.0116)
Net realized gains	0.0000	0.0000	(0.0000) [2]	0.0000	(0.0000) [2]
Total distributions to shareholders	(0.0004)	(0.0049)	(0.0223)	(0.0208)	(0.0116)
Net asset value, end of period	$1.0005	$1.0004	$1.0005	$1.0005	$1.0004
Total return	0.05% [3]	0.49%	2.25%	2.11%	1.16%
Ratios to average net assets (annualized)
Gross expenses	0.20%	0.19%	0.19%	0.20%	0.24%
Net expenses	0.12% [4]	0.13%	0.13%	0.13%	0.12%
Net investment income	0.04%	0.40%	2.21%	2.10%	1.19%
Supplemental data
Net assets, end of period (000s omitted)	$4,373,391	$8,471,954	$7,119,681	$6,459,320	$5,717,659

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.00005.
[3]	During the year ended January 31, 2022, the Fund received a payment from an affiliate which had a 0.03% impact on total return. See Note 4 in the Notes to Financial Statement for additional information.
[4]	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.01% higher.
The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0002	$1.0004	$1.0004	$1.0003	$1.0003
Net investment income (loss)	0.0001 [1]	0.0031	0.0194	0.0177	0.0085
Net realized and unrealized gains (losses) on investments	0.0000 [2]	(0.0004)	(0.0001)	0.0002	0.0000 [2]
Total from investment operations	0.0001	0.0027	0.0193	0.0179	0.0085
Payment from affiliate	0.0001	0.0000	0.0000	0.0000	0.0000
Distributions to shareholders from
Net investment income	(0.0001)	(0.0029)	(0.0193)	(0.0178)	(0.0085)
Net realized gains	0.0000	0.0000	(0.0000) [2]	0.0000	(0.0000) [2]
Total distributions to shareholders	(0.0001)	(0.0029)	(0.0193)	(0.0178)	(0.0085)
Net asset value, end of period	$1.0003	$1.0002	$1.0004	$1.0004	$1.0003
Total return	0.02% [3]	0.28%	1.95%	1.81%	0.85%
Ratios to average net assets (annualized)
Gross expenses	0.53%	0.50%	0.51%	0.51%	0.55%
Net expenses	0.14% *	0.34% *	0.43%	0.43%	0.43%
Net investment income	0.01%	0.33%	1.92%	1.79%	0.84%
Supplemental data
Net assets, end of period (000s omitted)	$128,263	$42,155	$55,893	$70,327	$61,415

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.29%
Year ended January 31, 2021	0.09%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.00005.
[3]	During the year ended January 31, 2022, the Fund received a payment from an affiliate which had a 0.01% impact on total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Heritage Money Market Fund (the "Fund") which is a diversified series of the Trust.
The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2022.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements

24  |  Institutional Money Market Funds

Notes to financial statements
must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the aggregate cost of all investments for federal income tax purposes was $5,290,274,923 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 93,582
Gross unrealized losses	(67,970)
Net unrealized gains	$ 25,612
As of January 31, 2022, the Fund had capital loss carryforwards which consisted of $3,735,218 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Institutional Money Market Funds  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Certificates of deposit	$0	$ 1,493,141,095	$0	$ 1,493,141,095
Closed end municipal bond fund obligations	0	23,000,000	0	23,000,000
Commercial paper	0	2,161,897,030	0	2,161,897,030
Municipal obligations	0	1,142,532,410	0	1,142,532,410
Other instruments	0	221,835,000	0	221,835,000
Other notes	0	162,770,000	0	162,770,000
Repurchase agreements	0	85,125,000	0	85,125,000
Total assets	$0	$5,290,300,535	$0	$5,290,300,535
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Next $5 billion	0.130
Next $85 billion	0.125
Over $100 billion	0.120

26  |  Institutional Money Market Funds

Notes to financial statements
Prior to June 1, 2021, the management fee rate was as follows:
Average daily net assets	Rate prior to June 1, 2021
First $5 billion	0.15%
Next $5 billion	0.14
Over $10 billion	0.13
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Prior to November 1, 2021, Wells Capital Management Singapore, a former affiliate, was also a subadviser to the Fund and was entitled to receive a fee at an annual rate which started at 0.0025% and declined to 0.0005% as the average daily net assets of the Fund increased.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Administrator Class	0.33%
Institutional Class	0.20
Select Class	0.13
Service Class	0.43

Institutional Money Market Funds  |  27

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
During the year ended January 31, 2022, Allspring Funds Management made a payment to the Fund in the amount of $1,808,392 in connection with certain fees.
5. ACQUISITION
After the close of business on March 26, 2021, the Fund acquired the net assets of Wells Fargo Cash Investment Money Market Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Administrator Class, Institutional Class, Select Class and Service Class shares of Wells Fargo Cash Investment Money Market Fund received Administrator Class, Institutional Class, Select Class and Service Class, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Cash Investment Money Market Fund for 492,242,574 shares of the Fund valued at $492,497,231 at an exchange ratio of 1.00, 1.00, 1.00, and 1.00 for Administrator Class, Institutional Class, Select Class and Service Class, respectively. The investment portfolio of Wells Fargo Cash Investment Money Market Fund with a fair value of $491,721,702, identified cost of $491,720,949 and unrealized gains of $753 at March 26, 2021 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Cash Investment Money Market Fund and the Fund immediately prior to the acquisition were $492,497,231 and $8,109,685,068, respectively. The aggregate net assets of the Fund immediately after the acquisition were $8,602,182,299. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Cash Investment Money Market Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed February 1, 2021, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended January 31, 2022 would have been as follows (unaudited):
Net investment income	$6,579,046
Net realized and unrealized losses on investment	(412,563)
Net increase in net assets resulting from operations	$6,166,483
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Cash Investment Money Market Fund that have been included in the Fund’s Statement of Operations since March 29, 2021.
6. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $2,288,509 and $42,685,181 of ordinary income for the years ended January 31, 2022 and January 31, 2021, respectively.
As of January 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$25,612	$(3,735,218)
7. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational

28  |  Institutional Money Market Funds

Notes to financial statements
documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Institutional Money Market Funds  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Heritage Money Market Fund (formerly, Wells Fargo Heritage Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

30  |  Institutional Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2022, $1,610,567 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 98% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	2,778,263,390
Shares voted “Against”	179,412,334
Shares voted “Abstain”	573,090,373
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	2,778,064,696
Shares voted “Against”	179,611,028
Shares voted “Abstain”	573,090,373
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Institutional Money Market Funds  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Institutional Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Institutional Money Market Funds  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Institutional Money Market Funds

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00689 03-22
A304/AR304 01-22

Annual Report
January 31, 2022
Retail Money Market Funds
■	Allspring Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Retail Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Retail Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Retail Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Retail Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Retail Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael C. Bird, CFA®‡, Jeffrey L. Weaver, CFA®‡, Laurie White

Average annual total returns (%) as of January 31, 2022
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STGXX)	7-1-1992	–	–	–	0.01	0.86	0.44	0.68	0.60
Class C *	6-30-2010	-0.99	0.39	0.20	0.01	0.39	0.20	1.43	1.35
Premier Class (WMPXX)[3]	3-31-2016	–	–	–	0.03	1.17	0.62	0.29	0.20
Service Class (WMOXX)	6-30-2010	–	–	–	0.01	0.93	0.48	0.58	0.50

*	Class C shares are available only to shareholders making an exchange out of Class C shares of another mutual fund within the Allspring family of funds.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.20% for Premier Class and 0.50% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Premier Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Premier Class shares would be higher.

Yield summary (%) as of January 31, 2022
	Class A	Class C*	Premier Class	Service Class
7-day current yield[1]	0.01	0.01	0.04	0.01
7-day compound yield	0.01	0.01	0.04	0.01
30-day simple yield	0.01	0.01	0.04	0.01
30-day compound yield	0.01	0.01	0.04	0.01

*	Class C shares are available only to shareholders making an exchange out of Class C shares of another mutual fund within the Allspring family of funds.
[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.52%, -1.17%, -0.14% and -0.43% for Class A, Class C, Premier Class and Service Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Class A shares, Premier Class shares, and Service Class shares are sold without a front-end sales charge or contingent deferred sales charge. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Retail Money Market Funds

Performance highlights (unaudited)
For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Retail Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
If 2020 was a year in which the Federal Open Market Committee (FOMC) operated in reactionary mode to market conditions by providing backstops to keep most markets functioning, 2021 was a year for the FOMC to take a breath, regroup, and assess the economic conditions resulting from the pandemic. As we entered the reporting period, the U.S. Federal Reserve (Fed) maintained its 0.00% – 0.25% target federal funds rate, kept asset purchases steady at $120 billion per month, and continued the average inflation targeting policies with committee members comfortable letting the economy regain its footing and allowing inflation to temporarily exceed its 2% target. With fiscal policies and vaccines supporting the demand side of economic activity, labor shortages and product disruptions caused supply chain bottlenecks, pressuring prices on both labor and goods. The FOMC was originally comfortable with this scenario as it felt the labor market would again reach equilibrium and inflationary prices would recalibrate and prove to be “transitory.” Over the next several months, however, this position would evolve.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
The FOMC meeting minutes from April showed that after several months of labeling inflation as transitory, Fed Chair Powell stated that if the economic recovery continued at the current pace, it might be appropriate to adjust the amount of asset purchases being done each month. However, as economic conditions evolved, the June meeting saw committee members discuss reducing asset purchases, even though they believed the elevated inflation levels would prove transitory and ease as job growth picked up and the economy recovered from lockdowns. In late summer, fears that the Delta variant might slow the strong economic recovery and job growth yet again led the FOMC to remain comfortable with elevated inflation. By September, though, Powell deemed that the conditions were all but met in order to moderate the pace of asset purchases while noting that the test for rate lift-off was much higher than for asset tapering.
By October, market participants expected a tapering in the amount of asset purchases to be announced at the November meeting because “transitory” could no longer be used to describe the record-setting inflation numbers being posted. Indeed, the Fed announced a reduction of $15 billion per month at its November meeting for both November and December purchases. This asset purchase reduction was expected to continue at that pace going forward, with asset purchases ceasing altogether by roughly June 2022. Rapidly changing economic conditions, however, prompted the Fed to quickly modify the amount of reduction. At the December FOMC meeting, the level of tapering was doubled to $30 billion each month, meaning asset purchases were expected to fully finish in March 2022. Economic activity remained robust and supply chain and labor disruptions kept prices elevated—elevated persistently enough for the FOMC to remove “transitory” from its vocabulary.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
A stagnant rate environment characterized most of the reporting period, as the FOMC kept target rates in the range of 0.00% to 0.25% and their foot on the accommodation pedal with asset purchases of $120 billion per month. In addition, the FOMC was very deliberate in communicating its intentions to market participants, which kept the rate curve largely in check and allowed asset prices to recover. With so much excess liquidity in the system and the Fed committed to accommodation, money market yields remained low and the LIBOR (London Interbank Offered Rate) curve remained fairly flat for the first three quarters of 2021. It wasn’t until September, though, with the talk of moderating asset purchases, the thought that inflation was more than transitory, and that the FOMC could raise rates in 2022 that the yield curve began to steepen. By October, the market had

8  |  Retail Money Market Funds

Performance highlights (unaudited)
priced in a 92% chance of a rate hike in June 2022 and yields really started to move higher. At year-end, three rate increases were priced into the futures markets for 2022. Continued strong gross domestic product; employment; and, more importantly, high inflation readings in January have sealed the deal for a target rate hike in March. Futures are now pricing in four to five rate increases in 2022, and talk is starting that the FOMC is “behind the curve” on its dual mandate. The markets have come a long way since September when first pricing in future rate increases.
Strategic outlook
As the FOMC begins its journey toward raising rates, money market assets may become an attractive asset class as investors can capture rate increases with minimal duration risk. With uncertainty over the total number of rate increases to come, floating-rate notes are a natural choice compared with fixed paper. As always, we tend to take a conservative approach when constructing our portfolios and favor keeping excess liquidity over stated regulatory requirements, running shorter weighted average maturities and looking to extend maturities if the opportunity offers a favorable risk/reward proposition.
Weighted average maturity as of January 31, 2022[1]
22 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
29 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Retail Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Class C
Actual	$1,000.00	$1,000.05	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Premier Class
Actual	$1,000.00	$1,000.09	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,000.05	$0.66	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.55	$0.66	0.13%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Certificates of deposit: 26.85%
ABN Amro Bank NV	0.08%	2-4-2022	$70,000,000	$ 70,000,000
Australia & New Zealand Banking Group Limited	0.07	2-1-2022	60,000,000	60,000,000
Canadian Imperial Bank of Commerce	0.07	2-1-2022	80,000,000	80,000,000
Credit Agricole Corporate and Investment Bank of New York	0.07	2-1-2022	85,000,000	85,000,000
HSBC Bank USA NA	0.08	2-1-2022	50,000,000	50,000,000
Legacy Capital Company 144A	0.27	4-12-2022	33,000,000	32,998,717
Mizuho Bank Limited	0.07	2-1-2022	85,000,000	85,000,000
MUFG Bank Limited	0.23	4-7-2022	17,000,000	17,000,000
National Australia Bank Limited 144A☼	0.21	3-1-2022	17,000,000	16,997,223
Nordea Bank AB	0.20	2-18-2022	35,000,000	35,001,153
Nordea Bank AB (U.S. SOFR +0.17%) ±	0.22	11-28-2022	20,000,000	19,991,651
Norinchukin Bank	0.23	4-19-2022	17,000,000	17,000,000
Norinchukin Bank	0.25	5-9-2022	15,000,000	15,000,000
Norinchukin Bank	0.25	5-16-2022	13,000,000	13,000,000
Oversea-Chinese Banking Corporation	0.19	4-20-2022	25,000,000	25,000,000
Oversea-Chinese Banking Corporation	0.22	4-8-2022	15,000,000	15,000,000
Oversea-Chinese Banking Corporation	0.33	6-7-2022	15,000,000	15,000,000
Royal Bank of Canada (U.S. SOFR +0.15%) 144A±	0.20	6-24-2022	15,000,000	15,001,193
Sumitomo Mitsui Banking Corporation 144A☼	0.20	3-9-2022	20,000,000	19,996,000
Sumitomo Mitsui Banking Corporation	0.20	4-27-2022	18,000,000	18,000,000
Sumitomo Mitsui Banking Corporation	0.25	5-12-2022	10,000,000	10,000,000
Sumitomo Mitsui Trust Bank	0.17	4-18-2022	15,000,000	15,000,000
Sumitomo Mitsui Trust Bank	0.18	2-9-2022	15,000,000	15,000,000
Sumitomo Mitsui Trust Bank	0.22	3-14-2022	15,000,000	15,000,000
Toronto-Dominion Bank	0.25	5-13-2022	13,000,000	13,000,000
Total Certificates of deposit (Cost $772,985,937)				772,985,937

Closed end municipal bond fund obligations: 1.18%
Nuveen Floating Rate Income Fund Variable Rate Demand Preferred Shares Class A (110 shares) 0.21% 144Aø	11,000,000	11,000,000
Nuveen Short Duration Credit Opportunities Fund Taxable Fund Preferred Shares Series A (23,000 shares) 0.21% 144Aø	23,000,000	23,000,000
Total Closed end municipal bond fund obligations (Cost $34,000,000)		34,000,000

Commercial paper: 40.62%
Asset-backed commercial paper: 26.90%
Albion Capital Corporation LLC ☼	0.22	2-22-2022	30,086,000	30,082,139
Angelsea Funding LLC (U.S. OBFR +0.08%) 144A±	0.15	5-9-2022	18,000,000	18,000,000
Angelsea Funding LLC 144A☼	0.20	2-1-2022	2,000,000	2,000,000
Atlantic Asset Securitization LLC 144A☼	0.17	2-17-2022	17,000,000	16,998,716
Bennington Sark Capital Company LLC 144A☼	0.08	2-1-2022	20,000,000	20,000,000
Bennington Sark Capital Company LLC 144A☼	0.15	2-11-2022	10,000,000	9,999,583
Chesham Finance Limited 144A☼	0.07	2-1-2022	45,000,000	45,000,000
Chesham Finance Limited 144A☼	0.13	2-1-2022	56,000,000	56,000,000
Concord Minutemen Capital Company 144A☼	0.15	2-23-2022	20,700,000	20,697,371
Glencove Funding DAC 144A☼	0.15	2-9-2022	18,000,000	17,999,400
Institutional Secured Funding LLC 144A☼	0.17	2-9-2022	20,000,000	19,999,244
Institutional Secured Funding LLC 144A☼	0.21	2-15-2022	14,000,000	13,998,857
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  11

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Ionic Capital II Trust ☼	0.18%	2-16-2022	$15,000,000	$ 14,998,875
Ionic Capital II Trust ☼	0.22	3-8-2022	40,000,000	39,991,444
Ionic Capital III Trust ☼	0.17	2-9-2022	10,000,000	9,999,622
Ionic Capital III Trust ☼	0.18	2-15-2022	33,000,000	32,997,690
Ionic Capital III Trust ☼	0.24	2-4-2022	8,000,000	7,999,840
Ionic Capital III Trust ☼	0.27	2-24-2022	18,000,000	17,996,895
Legacy Capital Company 144A☼	0.22	2-16-2022	25,000,000	24,997,708
Lexington Parker Capital Company LLC 144A☼	0.17	2-17-2022	20,000,000	19,998,489
Lexington Parker Capital Company LLC 144A☼	0.20	2-3-2022	7,000,000	6,999,922
Liberty Funding LLC 144A☼	0.22	3-18-2022	35,000,000	34,990,375
LMA Americas LLC 144A☼	0.22	3-21-2022	14,000,000	13,995,893
LMA Americas LLC 144A☼	0.27	4-8-2022	25,000,000	24,987,625
Manhattan Asset Funding Company LLC 144A☼	0.13	2-7-2022	13,358,000	13,357,711
Mountcliff Funding LLC 144A☼	0.11	2-1-2022	40,000,000	40,000,000
Mountcliff Funding LLC 144A☼	0.20	2-14-2022	30,000,000	29,997,833
Mountcliff Funding LLC 144A☼	0.25	3-7-2022	9,575,000	9,572,739
Nieuw Amsterdam Receivables Corporation BV 144A☼	0.17	2-10-2022	34,000,000	33,998,556
Starbird Funding Corporation 144A☼	0.19	3-2-2022	5,000,000	4,999,235
Versailles CDS LLC (U.S. SOFR +0.11%) 144A±	0.16	4-4-2022	25,000,000	25,000,000
Versailles CDS LLC (U.S. SOFR +0.16%) 144A±	0.21	8-2-2022	25,000,000	25,000,000
Victory Receivables Corporation 144A☼	0.17	2-1-2022	28,000,000	28,000,000
Victory Receivables Corporation 144A☼	0.20	2-16-2022	22,602,000	22,600,117
Victory Receivables Corporation 144A☼	0.23	3-16-2022	8,650,000	8,647,624
Victory Receivables Corporation 144A☼	0.27	4-13-2022	12,416,000	12,409,388
				774,312,891
Financial company commercial paper: 12.40%
Banco Santander SA 144A☼	0.17	3-8-2022	15,000,000	14,997,521
Banco Santander SA 144A☼	0.19	2-4-2022	25,000,000	24,999,604
Bank of Montreal ☼	0.20	4-14-2022	15,000,000	14,994,000
Bank of Nova Scotia 144A☼	0.20	3-24-2022	15,000,000	14,995,750
DBS Bank Limited 144A☼	0.23	3-8-2022	17,000,000	16,996,281
DBS Bank Limited 144A☼	0.28	6-2-2022	17,000,000	16,984,001
DBS Group Holdings Limited 144A☼	0.22	4-1-2022	10,000,000	9,996,394
Dexia Credit Local SA 144A☼	0.29	5-16-2022	7,000,000	6,994,136
Erste Finance LLC 144A☼	0.07	2-1-2022	80,000,000	80,000,000
Macquarie Group Limited 144A☼	0.26	3-4-2022	12,982,000	12,979,093
Mitsubishi UFJ Trust & Banking 144A☼	0.15	2-15-2022	18,000,000	17,998,950
Mitsubishi UFJ Trust & Banking 144A☼	0.24	3-1-2022	17,000,000	16,996,827
Santander plc ☼	0.16	3-16-2022	10,000,000	9,998,089
Suncorp Group Limited 144A☼	0.19	3-23-2022	5,000,000	4,998,681
Svenska Handelsbanken AB 144A☼	0.22	6-1-2022	20,000,000	19,985,333
Svenska Handelsbanken AB 144A☼	0.22	6-2-2022	7,000,000	6,994,824
Toronto-Dominion Bank 144A☼	0.16	4-22-2022	15,000,000	14,994,667
United Overseas Bank Limited 144A☼	0.19	3-9-2022	16,000,000	15,997,040
United Overseas Bank Limited 144A☼	0.19	3-11-2022	15,000,000	14,997,071
United Overseas Bank Limited 144A☼	0.22	4-11-2022	20,000,000	19,991,758
				356,890,020
Other commercial paper: 1.32%
Alberta Province 144A☼	0.14	2-3-2022	8,000,000	7,999,938
The accompanying notes are an integral part of these financial statements.

12  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Other commercial paper (continued)
Alberta Province 144A☼	0.14%	2-17-2022	$15,000,000	$ 14,999,067
Erste Abwicklungsanstalt 144A☼	0.10	2-11-2022	15,000,000	14,999,583
				37,998,588
Total Commercial paper (Cost $1,169,201,499)				1,169,201,499
Municipal obligations: 26.48%
Arizona: 1.66%
Variable rate demand notes ø: 1.66%
Taxable Municipal Funding Trust Various States Floaters Series 2021-004 (Health revenue, Barclays Bank plc LOC) 144A	0.29	11-15-2054	5,150,000	5,150,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-MIZ9060TX (Tax revenue, Mizuho Capital Markets LLC LOC) 144A	0.34	2-15-2041	42,548,337	42,548,337
				47,698,337
California: 5.11%
Other municipal debt : 1.29%
California Series B2 (GO revenue)	0.15	3-3-2022	10,440,000	10,440,000
San Francisco CA City & County Public Utilities Commission (Water & sewer revenue)	0.28	4-19-2022	26,637,000	26,637,000
				37,077,000
Variable rate demand notes ø: 3.82%
Metropolitan Water District of Southern California Series A (Water & sewer revenue, Bank of America NA SPA)	0.10	7-1-2042	27,000,000	27,000,000
Mizuho Floater Residual Certificates Series 2021 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.18	4-15-2042	8,000,000	8,000,000
San Francisco CA City & County Certificate of Participation Series 2016-XFT901 (Miscellaneous revenue, Morgan Stanley Bank LIQ) 144A	0.14	11-1-2041	18,000,000	18,000,000
Tender Option Bond Trust Receipts/Certificates Los Angeles Community College District Series 2016-TXG002 (GO revenue, Bank of America NA LIQ) 144A	0.20	8-1-2049	15,700,000	15,700,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	3-1-2036	6,465,000	6,465,000
University of California Revenue Various Taxable Series Z-1 (Education revenue)	0.08	7-1-2041	35,000,000	35,000,000
				110,165,000
Colorado: 2.10%
Variable rate demand notes ø: 2.10%
Colorado HFA MFHR Class II Series B (Housing revenue, FHLB SPA)	0.12	5-1-2052	35,905,000	35,905,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  13

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
Colorado HFA Single Family Mortgage Bonds Class II Series 2021-I (Housing revenue, GNMA Insured, Royal Bank of Canada SPA)	0.08%	11-1-2051	$10,000,000	$ 10,000,000
Colorado Southern Ute Indian Tribe Reservation Company Series 2007 (Miscellaneous revenue) 144A	0.10	1-1-2027	14,490,000	14,490,000
				60,395,000
Georgia: 1.84%
Variable rate demand notes ø: 1.84%
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series 2015A (Industrial development revenue, Korea Development Bank LOC)	0.17	12-1-2022	27,000,000	27,000,000
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series 2015B (Industrial development revenue, Korea Development Bank LOC)	0.17	12-1-2022	26,000,000	26,000,000
				53,000,000
Illinois: 0.73%
Variable rate demand notes ø: 0.73%
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF0779 (Tax revenue, BAM Insured, TD Bank NA LIQ) 144A	0.11	1-1-2048	11,000,000	11,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2854 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	6-15-2050	10,000,000	10,000,000
				21,000,000
Indiana: 0.66%
Variable rate demand notes ø: 0.66%
Indiana Finance Authority Stadium Project Series A-5 (Miscellaneous revenue, U.S. Bank NA SPA)	0.11	2-1-2035	18,920,000	18,920,000
Kentucky: 0.47%
Variable rate demand notes ø: 0.47%
Kentucky Housing Corporation Series B (Housing revenue, Kentucky Housing Corporation SPA)	0.11	7-1-2041	10,000,000	10,000,000
Kentucky Housing Corporation Series O (Housing revenue, Kentucky Housing Corporation SPA)	0.11	1-1-2036	3,560,000	3,560,000
				13,560,000
Michigan: 0.32%
Variable rate demand notes ø: 0.32%
Michigan State Housing Development AMT Refunding Bond Series B (Housing revenue, Industrial & Commercial Bank of China Limited SPA)	0.15	6-1-2038	9,185,000	9,185,000
The accompanying notes are an integral part of these financial statements.

14  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Missouri: 0.50%
Variable rate demand notes ø: 0.50%
Bridgeton MO IDA Stolze Printing (Industrial development revenue, Carrollton Bank LOC)	0.12%	12-1-2047	$ 2,050,000	$ 2,050,000
Missouri HEFA Royal Bank of Canada Municipal Products Incorporated Trust Series C-16 (Health revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.11	9-1-2039	12,200,000	12,200,000
				14,250,000
Nevada: 0.52%
Variable rate demand notes ø: 0.52%
Mizuho Floater Residual Certificates Series 2021 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.34	2-1-2058	15,000,000	15,000,000
New Hampshire: 1.68%
Variable rate demand notes ø: 1.68%
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.17	10-1-2028	24,000,000	24,000,000
New Hampshire National Finance Authority Industrial Development Revenue Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.17	7-1-2029	24,500,000	24,500,000
				48,500,000
New York: 5.18%
Other municipal debt : 2.11%
Long Island Power Authority Series 2015 GR-5A (Utilities revenue)	0.12	2-10-2022	10,000,000	10,000,000
Long Island Power Authority Series 2015 GR-5A (Utilities revenue)	0.22	3-2-2022	10,000,000	10,000,000
Metropolitan Transportation Authority Grant Anticipation Notes Series 2021A (Miscellaneous revenue)	0.78	11-15-2022	12,000,000	12,000,000
New York Power Authority Series 3B (Utilities revenue) ☼	0.18	3-16-2022	16,000,000	15,996,560
Port Authority New York & New Jersey Series C (Airport revenue)	0.23	3-1-2022	3,835,000	3,835,000
Port Authority New York & New Jersey Series C (Airport revenue)	0.25	4-21-2022	9,000,000	9,000,000
				60,831,560
Variable rate demand notes ø: 3.07%
Mizuho Floater Residual Certificates Series 2021 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.49	9-1-2026	15,000,000	15,000,000
New York HFA Affordable Housing (Housing revenue, TD Bank NA SPA)	0.09	11-1-2055	19,290,000	19,290,000
Taxable Municipal Funding Trust Various States Floaters Series 2021-003 (GO revenue, Barclays Bank plc LOC) 144A	0.15	5-1-2041	14,135,000	14,135,000
Taxable Municipal Funding Trust Various States Floaters Series 2021-003 (GO revenue, Barclays Bank plc LOC) 144A	0.29	5-15-2056	23,110,000	23,110,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  15

Portfolio of investments—January 31, 2022

	Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
Tender Option Bond Trust Receipts/Certificates Series 2021-TPG020 (Tax revenue, Bank of America NA LIQ) 144A	0.39%	1-1-2023	$ 5,000,000	$ 5,000,000
Triborough Bridge & Tunnel Authority New York Refunding Bond Series 2018E (Transportation revenue, Bank of America NA LOC)	0.10	11-15-2032	11,890,000	11,890,000
				88,425,000
Other: 3.12%
Variable rate demand notes ø: 3.12%
JPMorgan Chase Puttable Tax-Exempt Receipts/Derivative Inverse Tax-Exempt Receipts & Custodial Receipts Trust Series 5039 (Miscellaneous revenue)	0.21	11-16-2022	37,000,000	37,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-019 (Health revenue, Barclays Bank plc LOC) 144A	0.29	12-1-2030	555,000	555,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-012 (Health revenue, Barclays Bank plc LOC) 144A	0.15	9-1-2030	8,455,000	8,455,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-11 (Health revenue, Barclays Bank plc LOC) 144A	0.29	9-1-2030	43,770,000	43,770,000
				89,780,000
South Carolina: 0.24%
Variable rate demand notes ø: 0.24%
South Carolina Public Service Authority (Utilities revenue, Citibank NA LIQ) 144A	0.16	1-1-2050	6,900,000	6,900,000
Texas: 2.07%
Other municipal debt : 1.46%
San Antonio TX Electric & Gas Series A (Utilities revenue)	0.10	2-16-2022	25,000,000	24,999,013
San Antonio TX Electric & Gas Series A (Utilities revenue)	0.15	2-17-2022	17,000,000	17,000,000
				41,999,013
Variable rate demand notes ø: 0.61%
Harris County TX Cultural Education Facilities Finance Corporation Texas Children's Hospital Series 2021C (Health revenue, Bank of America NA SPA)	0.12	10-1-2041	17,500,000	17,500,000
Wisconsin: 0.28%
Variable rate demand notes ø: 0.28%
University of Wisconsin Hospitals and Clinics Authority Revenue Various Refunding Bond Series C (Health revenue, BMO Harris Bank NA SPA)	0.12	4-1-2048	8,200,000	8,200,000
Total Municipal obligations (Cost $762,385,910)				762,385,910
Other instruments: 4.38%
17th Street Rentals LLC §øø	0.12	6-1-2025	18,200,000	18,200,000
2020 Sheu Family Exempt Trust §øø	0.12	7-1-2041	9,175,000	9,175,000
AARP §øø	0.10	5-1-2031	14,000,000	14,000,000
Altoona Blair County Development Corporation 144A§øø	0.15	4-1-2035	5,850,000	5,850,000
Altoona Blair County Development Corporation 144A§øø	0.15	9-1-2038	3,000,000	3,000,000
The accompanying notes are an integral part of these financial statements.

16  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

		Interest rate	Maturitydate	Principal	Value
Other instruments (continued)
Fortenbery Children 2017 Irrevocable Trust UTA §øø		0.12%	4-1-2026	$ 9,675,000	$ 9,675,000
Keep Memory Alive §øø		0.15	5-1-2037	2,760,000	2,760,000
L Ward Huntley Irrevocable Life Insurance Trust §øø		0.11	4-1-2071	7,350,000	7,350,000
New Grammercy LLC §øø		0.12	2-1-2061	9,800,000	9,800,000
Rock Hill SI LLC §øø		0.12	6-1-2061	12,700,000	12,700,000
Royal Bank of Canada §øø		0.86	2-1-2022	15,000,000	15,000,000
Solis Seattle LLC §øø		0.12	2-1-2061	16,000,000	16,000,000
Southside Brookshore §øø		0.12	9-1-2059	2,640,000	2,640,000
Total Other instruments (Cost $126,150,000)					126,150,000
Other notes: 0.90%
Corporate bonds and notes: 0.90%
Cellmark Incorporated Taxable Notes Series 2018A §øø		0.12	6-1-2038	16,000,000	16,000,000
Jets Stadium Development LLC Series A-4B 144A§øø		0.17	4-1-2047	9,940,000	9,940,000
Total Other notes (Cost $25,940,000)					25,940,000
Repurchase agreements^^: 0.67%
TD Securities USA Incorporated, dated 1-31-2022, maturity value $19,250,027		0.05	2-1-2022	19,250,000	19,250,000
Total Repurchase agreements (Cost $19,250,000)					19,250,000
Total investments in securities (Cost $2,909,913,346)	101.08%				2,909,913,346
Other assets and liabilities, net	(1.08)				(30,966,300)
Total net assets	100.00%				$2,878,947,046

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by U.S. government securities, 1.50% to 8.00%, 8-1-2022 to 2-1-2052, fair value including accrued interest is $19,827,500.
☼	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
FHLB	Federal Home Loan Bank
GNMA	Government National Mortgage Association
GO	General obligation
HEFA	Health & Educational Facilities Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
OBFR	Overnight Bank Funding Rate
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  17

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at amortized cost	$ 2,909,913,346
Cash	16,403
Receivable for Fund shares sold	1,662,368
Receivable for investments sold	960,000
Receivable for interest	404,527
Receivable from manager	83,652
Prepaid expenses and other assets	370,917
Total assets	2,913,411,213
Liabilities
Payable for investments purchased	24,987,625
Payable for Fund shares redeemed	9,118,202
Administration fees payable	248,781
Dividends payable	15,206
Distribution fee payable	808
Accrued expenses and other liabilities	93,545
Total liabilities	34,464,167
Total net assets	$2,878,947,046
Net assets consist of
Paid-in capital	$ 2,879,748,077
Total distributable loss	(801,031)
Total net assets	$2,878,947,046
Computation of net asset value per share
Net assets – Class A	$ 434,891,787
Shares outstanding – Class A1	434,920,884
Net asset value per share – Class A	$1.00
Net assets – Class C	$ 1,960,111
Shares outstanding – Class C1	1,960,241
Net asset value per share – Class C	$1.00
Net assets – Premier Class	$ 2,431,266,951
Shares outstanding – Premier Class[1]	2,431,446,461
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$ 10,828,197
Shares outstanding – Service Class[1]	10,828,910
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

18  |  Retail Money Market Funds

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 5,973,418
Expenses
Management fee	7,430,884
Administration fees
Class A	1,001,137
Class C	4,788
Premier Class	2,597,523
Service Class	13,560
Shareholder servicing fees
Class A	1,137,656
Class C	5,441
Service Class	27,717
Distribution fee
Class C	16,322
Custody and accounting fees	184,118
Professional fees	62,383
Registration fees	628,206
Shareholder report expenses	102,213
Trustees’ fees and expenses	19,272
Other fees and expenses	63,231
Total expenses	13,294,451
Less: Fee waivers and/or expense reimbursements
Fund-level	(6,677,538)
Class A	(1,686,119)
Class C	(24,332)
Service Class	(29,979)
Net expenses	4,876,483
Net investment income	1,096,935
Net realized gains on investments	13,887
Net increase in net assets resulting from operations	$ 1,110,822
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  19

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 1,096,935		$ 17,417,772
Payment from affiliate		0		1,222
Net realized gains (losses) on investments		13,887		(563,831)
Net increase in net assets resulting from operations		1,110,822		16,855,163
Distributions to shareholders from
Net investment income and net realized gains
Class A		(45,509)		(1,268,127)
Class C		(218)		(2,802)
Premier Class		(1,050,078)		(16,125,602)
Service Class		(1,130)		(37,293)
Total distributions to shareholders		(1,096,935)		(17,433,824)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	116,628,006	116,628,006	221,976,995	221,976,995
Class C	1,408,108	1,408,108	5,242,042	5,242,042
Premier Class	1,050,830,115	1,050,830,115	7,562,687,659	7,562,687,659
Service Class	946,410	946,410	1,788,741	1,788,741
		1,169,812,639		7,791,695,437
Reinvestment of distributions
Class A	37,827	37,827	1,277,953	1,277,953
Class C	203	203	2,835	2,835
Premier Class	1,028,386	1,028,386	16,201,117	16,201,117
Service Class	994	994	37,293	37,293
		1,067,410		17,519,198
Payment for shares redeemed
Class A	(148,324,202)	(148,324,202)	(231,789,213)	(231,789,213)
Class C	(2,303,589)	(2,303,589)	(5,542,212)	(5,542,212)
Premier Class	(3,073,049,703)	(3,073,049,703)	(5,309,546,817)	(5,309,546,817)
Service Class	(2,081,671)	(2,081,671)	(1,898,691)	(1,898,691)
		(3,225,759,165)		(5,548,776,933)
Net increase (decrease) in net assets resulting from capital share transactions		(2,054,879,116)		2,260,437,702
Total increase (decrease) in net assets		(2,054,865,229)		2,259,859,041
Net assets
Beginning of period		4,933,812,275		2,673,953,234
End of period		$ 2,878,947,046		$ 4,933,812,275
The accompanying notes are an integral part of these financial statements.

20  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	(0.00) [2]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	0.00	(0.00) [1]	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.27%	1.76%	1.61%	0.64%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.68%	0.70%	0.76%	0.85%
Net expenses	0.15% *	0.40% *	0.60%	0.62%	0.65%
Net investment income	0.01%	0.27%	1.74%	1.60%	0.63%
Supplemental data
Net assets, end of period (000s omitted)	$434,892	$466,559	$475,180	$474,040	$462,416

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.45%
Year ended January 31, 2021	0.18%

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class C	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.01	0.01	0.00 [1]
Payment from affiliate	0.00	0.00 [1]	0.00	0.00	0.00
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.01	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]
Net realized gains	0.00	(0.00) [1]	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.08% [2]	1.00%	0.84%	0.04%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.43%	1.45%	1.51%	1.60%
Net expenses	0.15% *	0.59% *	1.35%	1.37%	1.23%
Net investment income	0.01%	0.07%	1.03%	0.87%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$1,960	$2,855	$3,153	$8,229	$7,763

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	1.20%
Year ended January 31, 2021	0.76%

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, the Fund received a payment from an affiliate which had a 0.04% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

22  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Premier Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	(0.00) [2]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.02)	(0.02)	(0.01)
Net realized gains	0.00	(0.00) [1]	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.01) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.03%	0.54%	2.20%	2.03%	1.09%
Ratios to average net assets (annualized)
Gross expenses	0.31%	0.29%	0.30%	0.33%	0.45%
Net expenses	0.13%	0.13% [3]	0.15%	0.20%	0.20%
Net investment income	0.03%	0.41%	1.99%	2.26%	1.08%
Supplemental data
Net assets, end of period (000s omitted)	$2,431,267	$4,452,436	$2,183,582	$295,962	$101

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.07% higher.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	(0.00) [2]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	0.00	(0.00) [1]	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.31%	1.86%	1.72%	0.79%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.58%	0.60%	0.66%	0.74%
Net expenses	0.15% *	0.36% *	0.50%	0.50%	0.50%
Net investment income	0.01%	0.31%	1.84%	1.71%	0.74%
Supplemental data
Net assets, end of period (000s omitted)	$10,828	$11,963	$12,038	$11,884	$11,910

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.35%
Year ended January 31, 2021	0.12%

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
The accompanying notes are an integral part of these financial statements.

24  |  Retail Money Market Funds

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Money Market Fund (the "Fund") which is a diversified series of the Trust.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2022.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or

Retail Money Market Funds  |  25

Notes to financial statements
instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(4,602)	$4,602
As of January 31, 2022, the Fund had capital loss carryforwards which consisted of $551,901 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26  |  Retail Money Market Funds

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Certificates of deposit	$0	$ 772,985,937	$0	$ 772,985,937
Closed end municipal bond fund obligations	0	34,000,000	0	34,000,000
Commercial paper	0	1,169,201,499	0	1,169,201,499
Municipal obligations	0	762,385,910	0	762,385,910
Other instruments	0	126,150,000	0	126,150,000
Other notes	0	25,940,000	0	25,940,000
Repurchase agreements	0	19,250,000	0	19,250,000
Total assets	$0	$2,909,913,346	$0	$2,909,913,346
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.200%
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring

Retail Money Market Funds  |  27

Notes to financial statements
Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Prior to November 1, 2021, Wells Capital Management Singapore, a former affiliate, was also a subadviser to the Fund and was entitled to receive a fee at an annual rate which started at 0.0025% and declined to 0.0005% as the average daily net assets of the Fund increased.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Class C	0.22
Premier Class	0.08
Service Class	0.12
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Class C	1.35
Premier Class	0.20
Service Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class C shares for the year ended January 31, 2022.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.

28  |  Retail Money Market Funds

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
Other transactions
On August 14, 2020, Class C of the Fund was reimbursed by Allspring Funds Management in the amount of $1,222. The reimbursement was made in connection with resolving certain fee reimbursements.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $1,096,935 and $17,433,824 of ordinary income for the years ended January 31, 2022 and January 31, 2021, respectively.
As of January 31, 2022, distributable earnings on a tax basis consisted of $551,901 in capital loss carryover.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Retail Money Market Funds  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Money Market Fund (formerly, Wells Fargo Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

30  |  Retail Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2022, $756,026 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On November 24, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	1,698,918,179
Shares voted “Against”	140,003,926
Shares voted “Abstain”	169,666,931
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	1,681,732,977
Shares voted “Against”	156,025,933
Shares voted “Abstain”	170,830,126
Proposal 3 – To approve the use of a "multi-manager" structure whereby Wells Fargo Funds Management, LLC* would be able, subject to Board approval, to select sub-advisers and enter into or amend subadvisory agreements with them, without obtaining shareholder approval.
Shares voted “For”	1,632,774,001
Shares voted “Against”	200,359,533
Shares voted “Abstain”	175,455,502
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Retail Money Market Funds  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Retail Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Retail Money Market Funds  |  33

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34  |  Retail Money Market Funds

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00683 03-22
A306/AR306 01-22

Annual Report
January 31, 2022
Institutional Money Market Funds
■	Allspring Municipal Cash Management Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Municipal Cash Management Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Institutional Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James Randazzo, Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of January 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Administrator Class (WUCXX)	7-9-2010	0.05 *	0.73	0.41	0.44	0.30
Institutional Class (EMMXX)	11-20-1996	0.04	0.80	0.46	0.32	0.20
Service Class (EISXX)	11-25-1996	0.05	0.66	0.36	0.61	0.45

*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.30% for Administrator Class, 0.20% for Institutional Class and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

Yield summary (%) as of January 31, 2022
	Administrator Class	Institutional Class	Service Class
7-day current yield[1]	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01

[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.31%, -0.19% and -0.39% for Administrator Class, Institutional Class and Service Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)
For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The municipal money market space exhibited a welcome sense of calm during the period as investors continued to evaluate developments in the battle with COVID-19 and its variants throughout the year. The overwhelming fiscal and monetary policy response on the part of global central banks and governments in 2020 continued to have a profound impact on market dynamics in 2021. Interest rates in the short end of the market remained at extremely low absolute levels while demand for eligible investments easily outstripped supply in both the taxable and tax-exempt sectors. In contrast to 2020’s volatile markets, municipal money market yields remained generally range bound throughout the period.
With the Federal Open Market Committee (FOMC) maintaining the federal funds target rate in the 0.00% to 0.25% range for the entire period, there was little opportunity for tax-exempt rates to rise significantly, even during periods of seasonal weakness such as tax season in April. The SIFMA Index* began the period at 0.04%, or 44% of the 1-week London Interbank Offered Rate (LIBOR), and remained generally range-bound during the period as demand for overnight and weekly VRDNs** and tender option bonds (TOBs) remained robust. Yields on high-grade paper in the one-year space began the year at roughly 0.09% and remained range-bound as well.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
With money market securities yielding next to zero, demand for tax-exempt income further out on the curve continued to grow. Municipal money market funds experienced roughly $19 billion in outflows during the period, falling to roughly $94 billion, according to Crane Data. In comparison, municipal bond funds were on a record-setting pace with roughly $101.7 billion in inflows during the period. This record-setting haul led to insatiable demand for tax-exempt securities, resulting in rich ratios throughout the yield curve.
While demand remained robust, new issue supply in the short-term note markets fell to roughly $31 billion, down roughly 37% from the previous year. With many municipal issuers flush with federal stimulus cash, there was less of a need to borrow in the cash flow markets. Many traditional borrowers such as the state of Texas skipped cash flow borrowing altogether during the year. This cut in supply helped push the yield on high-grade one-year notes to a multiyear low of 0.08% in mid-July.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.

*	The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.
**	Variable Rate Demand Notes (VRDNs) are debt securities commonly held within certain mutual funds. Like all bonds, VRDN values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes can be sudden and unpredictable. In addition to credit and interest rate risk, VRDNs are subject to municipal securities risk.

8  |  Institutional Money Market Funds

Performance highlights (unaudited)
In the second half of the period, the extreme imbalance between supply and demand made it difficult for yields in the municipal markets to keep pace with taxable counterparts even as the U.S. Federal Reserve (Fed) began to pivot toward tapering asset purchases and indicating that interest rate hikes were on the horizon. Yields in the short end of the money market space remained well contained as the level of supply and demand imbalances became increasingly more evident as the usage of the Fed’s reverse repurchase agreement program continued to swell.
Heading into year-end, yields in the municipal money market space finally began to show some signs of life, with the SIFMA Index rising to a year-to-date high of 0.11% (1.57% of 1-week LIBOR) due to typical year-end pressures and a larger-than-anticipated new issue calendar. Yields on high-grade one-year paper finished out the year at 0.20%, just 2 basis points lower than at the start of the year.
However, the municipal markets would experience a stunning reversal in sentiment during the final month of the period. As municipal bond funds began to experience moderate outflows in mid-January, demand for tax-exempts began to show clear signs of weakness. As a result, inventory levels of VRDNs and TOBs surged at month-end and the level of secondary market selling of short-term notes accelerated. Rates on overnight paper jumped to 0.12% and the SIFMA Index rose modestly to 0.06% to finish the month. Further out on the curve, the price action was more pronounced with yields on high-grade notes finishing the month at 0.50%, up from 0.20% at year-end.
During the period, we continued to emphasize portfolio liquidity by targeting our purchases predominantly in daily and weekly VRDNs and TOBs. With low absolute rates and a relatively flat yield curve, we remained very selective in our term investments. We continued to favor adding high-grade commercial paper in the one- to three-month space while selectively adding fixed-rate notes beyond six months. As we head into 2022, we believe our portfolios should be well positioned to take advantage of higher short-term rates as market participants expect the FOMC to embark on a rate-hiking cycle in early to mid-year 2022.

Institutional Money Market Funds  |  9

Performance highlights (unaudited)
Weighted average maturity as of January 31, 2022[1]
8 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
10 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

10  |  Institutional Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$1,000.10	$0.40	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.80	$0.41	0.08%
Institutional Class
Actual	$1,000.00	$1,000.10	$0.40	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.80	$0.41	0.08%
Service Class
Actual	$1,000.00	$1,000.10	$0.40	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.80	$0.41	0.08%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2022

	Principal	Value
Closed end municipal bond fund obligations: 2.59%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series D (20 shares) 0.26% 144Aø	$ 2,000,000	$ 2,000,000
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (30 shares) 0.15% 144Aø	3,000,000	3,000,000
Nuveen Quality Municipal Income Fund Series 1-2118 (40 shares) 0.15% 144Aø	4,000,000	4,000,000
Total Closed end municipal bond fund obligations (Cost $9,000,000)		9,000,000

	Interest rate	Maturity date
Municipal obligations: 94.10%
Arizona: 2.72%
Variable rate demand notes ø: 2.72%
Arizona Health Facility Authority Floater Series 2015 XF 2050 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.09%	1-1-2037	2,000,000	2,000,000
Maricopa County AZ IDA Solid Waste Disposal Series 2006 (Resource recovery revenue, Farm Credit Services America LOC)	0.11	8-1-2026	2,500,000	2,500,000
Pinal County AZ IDA Shamrock Farms Project (Resource recovery revenue, Farm Credit Services America LOC)	0.14	8-1-2022	3,700,000	3,700,000
Pinal County AZ IDA Solid Waste Disposal Feenstra Investments LLC Project Series 2002 (Resource recovery revenue, Farm Credit Services America LOC)	0.14	8-1-2027	1,250,000	1,250,000
				9,450,000
California: 6.88%
Other municipal debt : 4.33%
Los Angeles CA Department Airports Revenue Subordinated Bond Series A2 (Airport revenue)	0.07	2-3-2022	7,000,000	7,000,015
San Jose CA International Airport Series B (Airport revenue)	0.12	2-3-2022	8,000,000	8,000,022
				15,000,037
Variable rate demand notes ø: 2.55%
Modesto CA MFHR Live Oak Apartments Project (Tax revenue, FNMA Insured, FNMA LIQ)	0.12	9-15-2024	230,000	230,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XX1040 (Miscellaneous revenue, Barclays Bank plc LIQ) 144A	0.08	2-1-2046	4,160,000	4,160,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9012 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.31	10-1-2036	4,455,000	4,455,000
				8,845,000
The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Colorado: 1.02%
Variable rate demand notes ø: 1.02%
Colorado ECFA Series F-2 (Miscellaneous revenue, Northern Trust Company LOC)	0.13%	7-1-2041	$ 3,395,000	$ 3,395,000
Colorado Springs CO Utilities System Improvement Bonds Series 2008A (Utilities revenue, U.S. Bank NA SPA)	0.06	11-1-2038	135,000	135,000
				3,530,000
Connecticut: 0.12%
Other municipal debt : 0.12%
North Branford CT BAN (GO revenue)	2.00	8-4-2022	400,000	402,927
District of Columbia: 1.15%
Variable rate demand notes ø: 1.15%
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0621 (Water & sewer revenue, Royal Bank of Canada LIQ) 144A	0.09	4-1-2026	4,000,000	4,000,000
Florida: 3.56%
Variable rate demand notes ø: 3.56%
St. Lucie County FL Power & Light Company (Industrial development revenue)	0.10	9-1-2028	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-TX1073 (Housing revenue, GNMA / FNMA / FHLMC Insured, Barclays Bank plc LIQ) 144A	0.09	7-1-2037	4,335,000	4,335,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0173 (Health revenue, Credit Suisse LIQ) 144A	0.11	10-1-2025	3,000,000	3,000,000
				12,335,000
Georgia: 0.84%
Variable rate demand notes ø: 0.84%
Roswell GA Housing Authority Refunding Bonds Belcourt Limited Project A (Housing revenue, Northern Trust Company LOC)	0.07	9-1-2027	2,900,000	2,900,000
Idaho: 1.15%
Variable rate demand notes ø: 1.15%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series D (Health revenue)	0.10	12-1-2048	4,000,000	4,000,000
Illinois: 10.52%
Variable rate demand notes ø: 10.52%
Illinois Educational Facilities Authority Aurora University (Education revenue, BMO Harris Bank NA LOC)	0.07	3-1-2032	5,800,000	5,800,000
Illinois Finance Authority American College of Surgeons (Education revenue, Northern Trust Company LOC)	0.06	8-1-2026	2,676,000	2,676,000
Illinois Finance Authority Revenue Various Refunding Bond Northwestern Memorial (Health revenue, Barclays Bank plc SPA)	0.12	7-15-2055	2,150,000	2,150,000
Peoria County IL Caterpillar Incorporated Project (Industrial development revenue)	0.24	2-1-2030	4,300,000	4,300,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Royal Bank of Canada Municipal Products Incorporated Trust Series E-151 (Miscellaneous revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10%	11-30-2023	$10,000,000	$ 10,000,000
Tender Option Bond Trust Receipts/Floater Certificates (Miscellaneous revenue, Bank of America NA LIQ) 144A	0.11	3-1-2046	1,550,000	1,550,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0683 (Tax revenue, Bank of America NA LIQ) 144A	0.20	1-1-2048	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF0779 (Tax revenue, BAM Insured, TD Bank NA LIQ) 144A	0.11	1-1-2048	5,000,000	5,000,000
				36,476,000
Indiana: 1.80%
Variable rate demand notes ø: 1.80%
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Industrial development revenue, Sumitomo Mitsui Banking Corporation LOC)	0.12	12-1-2039	2,500,000	2,500,000
Jeffersonville IN Economic Development Eagle Steel Products Incorporated Project (Industrial development revenue, Bank of America NA LOC)	0.13	12-1-2027	2,000,000	2,000,000
Noblesville IN Greystone Apartments Project Series B (Housing revenue, FHLB LOC)	0.12	3-1-2041	1,295,000	1,295,000
St. Joseph County IN Midcorr Land Development LLC Project (Industrial development revenue, PNC Bank NA LOC)	0.09	10-1-2023	460,000	460,000
				6,255,000
Iowa: 3.77%
Variable rate demand notes ø: 3.77%
Iowa Finance Authority John Maassen & Sons Project (Industrial development revenue, Farm Credit Services America LOC)	0.11	11-1-2035	2,075,000	2,075,000
Iowa Finance Authority Midwestern Disaster Area Bio-America Incorporated Project (Industrial development revenue, Korea Development Bank LOC) 144A	0.10	12-1-2041	11,000,000	11,000,000
				13,075,000
Kansas: 1.99%
Variable rate demand notes ø: 1.99%
University of Kansas Hospital Authority Health System (Health revenue, U.S. Bank NA LOC)	0.11	9-1-2034	6,900,000	6,900,000
Kentucky: 2.95%
Variable rate demand notes ø: 2.95%
Boone Country KY PCR Various Refunding Bonds Duke Energy (Industrial development revenue, Sumitomo Mitsui Banking Corporation LOC)	0.08	8-1-2027	10,000,000	10,000,000
Jefferson County KY Industrial Building Dant Growth LLC Project Series 2002 (Industrial development revenue, Stock Yards Bank & Trust LOC)	0.09	9-1-2022	250,000	250,000
				10,250,000
The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Louisiana: 1.15%
Variable rate demand notes ø: 1.15%
Louisiana Local Government Environmental Facilities CDA Honeywell International Incorporated Project (Industrial development revenue)	0.24%	12-1-2036	$ 4,000,000	$ 4,000,000
Maryland: 1.00%
Variable rate demand notes ø: 1.00%
Tender Option Bond Trust Receipts/Floater Certificates Series 2021-XG0332 (Housing revenue, Bank of America NA LIQ) 144A	0.09	9-1-2043	3,465,000	3,465,000
Michigan: 2.55%
Other municipal debt : 1.44%
University of Michigan Series L-1 (Education revenue)	0.11	3-3-2022	5,000,000	4,999,877
Variable rate demand notes ø: 1.11%
Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0614 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.21	11-1-2028	3,835,000	3,835,000
Minnesota: 4.81%
Variable rate demand notes ø: 4.81%
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing revenue, FNMA LOC, FNMA LIQ)	0.15	8-15-2038	690,000	690,000
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (GO revenue, JPMorgan Chase & Company LIQ) 144A	0.21	3-20-2024	10,000,000	10,000,000
Minnesota HEFAR Concordia University Series 6Q (Education revenue, U.S. Bank NA LOC)	0.12	4-1-2037	3,640,000	3,640,000
Tender Option Bond Trust Receipts/Certificates Series 2018-XF2760 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.26	11-1-2037	2,365,000	2,365,000
				16,695,000
Montana: 0.61%
Variable rate demand notes ø: 0.61%
Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	6-1-2034	1,000,000	1,000,000
Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	6-1-2034	1,110,000	1,110,000
				2,110,000
Nebraska: 1.80%
Variable rate demand notes ø: 1.80%
Nebraska Investment Finance Authority Single Family Housing Series F (Housing revenue, GNMA / FNMA / FHLMC Insured, FHLB SPA)	0.07	3-1-2038	6,230,000	6,230,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Nevada: 1.18%
Variable rate demand notes ø: 1.18%
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0866 (Tax revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10%	7-1-2026	$ 4,100,000	$ 4,100,000
New Jersey: 4.93%
Other municipal debt : 0.29%
Burlington County NJ Bridge Commission Series 2021C (Miscellaneous revenue)	2.00	11-10-2022	1,000,000	1,010,288
Variable rate demand notes ø: 4.64%
New Jersey HFA Series 2013-5 (Housing revenue, Citibank NA LOC)	0.08	11-1-2046	5,600,000	5,600,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0205 (Miscellaneous revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.09	6-15-2050	7,500,000	7,500,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-ZF1206 (Transportation revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.09	11-1-2028	3,000,000	3,000,000
				16,100,000
New York: 8.39%
Variable rate demand notes ø: 8.39%
New York HFA Revenue Various 8 East 102nd Street Housing Series A (Housing revenue, TD Bank NA LOC)	0.05	5-1-2044	7,000,000	7,000,000
New York Metropolitan Transportation Authority Subordinate Bond Series 2012A-2 (Transportation revenue, Bank of Montreal LOC)	0.09	11-15-2041	4,000,000	4,000,000
New York NY Housing Development Corporation Refunding Bonds Series 2005-A (Housing revenue, Citibank NA LOC)	0.09	6-1-2037	200,000	200,000
New York NY Subordinated Bond Series E-5 (GO revenue, TD Bank NA LOC)	0.11	3-1-2048	2,500,000	2,500,000
New York Transitional Finance Authority Future Tax Secured Tax-Exempt Bond Fiscal 2015 Subordinate Bonds Series A-3 (Tax revenue, Mizuho Bank Limited SPA)	0.12	8-1-2043	2,790,000	2,790,000
New York Various Fiscal 2018 Subordinated Bond Series B-5 (GO revenue, Barclays Bank plc SPA)	0.12	10-1-2046	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Floater Certificates (Airport revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	7-15-2028	3,000,000	3,000,000
Triborough Bridge & Tunnel Authority Subordinated Bonds series B-2 (Transportation revenue, State Street Bank & Trust Company LOC)	0.10	1-1-2032	2,500,000	2,500,000
Triborough Bridge & Tunnel Authority Subordinated Bonds Series B-2 (Transportation revenue, State Street Bank & Trust Company LOC)	0.08	1-1-2032	2,100,000	2,100,000
				29,090,000
The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
North Carolina: 1.66%
Variable rate demand notes ø: 1.66%
Rockingham County NC Industrial Facilities & PCFA Innofa USA Project Series 2007 (Industrial development revenue, Truist Bank LOC)	0.18%	1-1-2027	$ 1,050,000	$ 1,050,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2022-XF1270 (Miscellaneous revenue, JPMorgan Chase & Company LIQ) 144A	0.09	1-1-2028	4,716,000	4,716,000
				5,766,000
Ohio: 6.71%
Other municipal debt : 0.58%
Milford OH Exempted Village School District BAN School Improvement (GO revenue)	1.63	4-5-2022	2,000,000	2,003,285
Variable rate demand notes ø: 6.13%
Franklin County OH Trinity Health Group (Health revenue)	0.10	12-1-2046	3,000,000	3,000,000
Ohio Health System Cleveland Clinic Series F (Health revenue, U.S. Bank NA SPA)	0.10	1-1-2052	2,500,000	2,500,000
Ohio Special Obligation Various Capital Facilities Lease (Miscellaneous revenue)	0.05	12-1-2041	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0225 (Water & sewer revenue, TD Bank NA LIQ) 144A	0.11	11-15-2043	1,375,000	1,375,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0074 (Health revenue, JPMorgan Chase & Company LIQ) 144A	0.13	2-1-2029	8,630,000	8,630,000
Tender Option Bond Trust Receipts/Various States (Miscellaneous revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.19	12-15-2040	750,000	750,000
				21,255,000
Oregon: 0.85%
Variable rate demand notes ø: 0.85%
Portland OR Portland International Airport Series 18-A (Airport revenue, Bank of China LOC)	0.10	7-1-2026	235,000	235,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0814 (Education revenue, Royal Bank of Canada LIQ) 144A	0.09	1-1-2028	2,700,000	2,700,000
				2,935,000
Pennsylvania: 2.20%
Variable rate demand notes ø: 2.20%
Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	11-1-2034	530,000	530,000
Pennsylvania EDFA Series D-7 (Industrial development revenue, PNC Bank NA LOC)	0.09	8-1-2022	200,000	200,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-SM0860 (GO revenue, JPMorgan Chase & Company LOC, JPMorgan Chase & Company LIQ) 144A	0.09%	9-1-2027	$ 4,275,000	$ 4,275,000
Westmoreland County PA Municipal Authority Service Series 2016 Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0539 (Water & sewer revenue, BAM Insured, TD Bank NA LIQ) 144A	0.20	8-15-2038	2,615,000	2,615,000
				7,620,000
South Dakota: 1.44%
Variable rate demand notes ø: 1.44%
South Dakota EDA Riverview Project (Resource recovery revenue, AgCountry Farm Credit Services LOC)	0.11	11-1-2051	5,000,000	5,000,000
Texas: 8.16%
Other municipal debt : 4.90%
Harris County TX Cultural Education Facilities Finance Corporation Revenue Series C-2 (Education revenue)	0.10	2-17-2022	2,000,000	1,999,990
San Antonio TX Electric & Gas Revenue Series A (Utilities revenue)	0.10	2-10-2022	5,000,000	4,999,959
University of Texas Permanent University Fund Series A (Education revenue)	0.10	3-8-2022	8,000,000	7,999,693
University of Texas University Revenue Series A (Education revenue)	0.10	2-1-2022	2,000,000	2,000,000
				16,999,642
Variable rate demand notes ø: 3.26%
Dallam County TX Industrial Development Corporation Dalhart Jersey Ranch Incorporated Series 2008 (Resource recovery revenue)	0.11	8-1-2039	695,000	695,000
Port Arthur TX Navigation District Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (Industrial development revenue)	0.07	4-1-2027	3,000,000	3,000,000
Tender Option Bond Trust Receipts/Certificates Series 2021 MS0002 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.26	6-15-2056	3,000,000	3,000,000
Tender Option Bond Trust Receipts/Floater Certificates (Transportation revenue, JPMorgan Chase & Company LIQ) 144A	0.10	3-1-2051	3,055,000	3,055,000
Tender Option Bond Trust Receipts/Various States (GO revenue, Royal Bank of Canada LIQ) 144A	0.09	2-15-2029	1,545,000	1,545,000
				11,295,000
Utah: 1.90%
Variable rate demand notes ø: 1.90%
Royal Bank of Canada Municipal Products Incorporated Trust Series E-142 (Utilities revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.09	5-1-2022	5,000,000	5,000,000
Utah County UT IHC Health Services Series B (Health revenue, U.S. Bank NA SPA)	0.06	5-15-2035	1,575,000	1,575,000
				6,575,000
The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2022

		Interest rate	Maturity date	Principal	Value
Virginia: 2.54%
Variable rate demand notes ø: 2.54%
Albemarle County VA EDA Series 2018A & 2018B (Health revenue, TD Bank NA SPA)		0.12%	10-1-2048	$ 3,920,000	$ 3,920,000
Floater/Residual Trust Tender Option Bond Series 2020-MIZ9025 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A		0.13	11-1-2035	2,890,000	2,890,000
Virginia MFHR Series M-031 Class A (Housing revenue, FHLMC LIQ) 144A		0.09	12-15-2045	1,995,000	1,995,000
					8,805,000
Washington: 1.28%
Variable rate demand notes ø: 1.28%
Eclipse Funding Trust (Water & sewer revenue, U.S. Bank NA LIQ) 144A		0.11	7-1-2042	4,430,000	4,430,000
Wisconsin: 2.47%
Variable rate demand notes ø: 2.47%
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-YX1129 (GO revenue, Barclays Bank plc LIQ) 144A		0.14	4-1-2035	7,835,000	7,835,000
Tender Option Bond Trust Receipts/Various States (Education revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A		0.19	12-15-2040	735,000	735,000
					8,570,000
Total Municipal obligations (Cost $326,314,605)					326,308,056
Repurchase agreements^^: 2.65%
MUFG Securities Canada Limited, dated 1-31-2022, maturity value $9,200,013		0.05	2-1-2022	9,200,000	9,200,000
Total Repurchase agreements (Cost $9,200,000)					9,200,000
Total investments in securities (Cost $344,514,605)	99.34%				344,508,056
Other assets and liabilities, net	0.66				2,276,481
Total net assets	100.00%				$346,784,537

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by U.S. government securities, 0.00% to 6.38%, 6-16-2022 to 2-15-2051, fair value including accrued interest is $9,384,000.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Portfolio of investments—January 31, 2022

Abbreviations:
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CDA	Community Development Authority
ECFA	Educational & Cultural Facilities Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
PCFA	Pollution Control Financing Authority
PCR	Pollution control revenue
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $344,514,605)	$ 344,508,056
Cash	355,212
Receivable for investments sold	1,885,000
Receivable for interest	71,010
Receivable from manager	18,954
Prepaid expenses and other assets	26,386
Total assets	346,864,618
Liabilities
Professional fees payable	39,085
Administration fees payable	28,690
Payable for Fund shares redeemed	41
Accrued expenses and other liabilities	12,265
Total liabilities	80,081
Total net assets	$346,784,537
Net assets consist of
Paid-in capital	$ 346,762,374
Total distributable earnings	22,163
Total net assets	$346,784,537
Computation of net asset value per share
Net assets – Administrator Class	$ 5,277,804
Shares outstanding – Administrator Class[1]	5,274,634
Net asset value per share – Administrator Class	$1.0006
Net assets – Institutional Class	$ 324,812,824
Shares outstanding – Institutional Class[1]	324,634,801
Net asset value per share – Institutional Class	$1.0005
Net assets – Service Class	$ 16,693,909
Shares outstanding – Service Class[1]	16,662,997
Net asset value per share – Service Class	$1.0019
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 344,434
Expenses
Management fee	547,151
Administration fees
Administrator Class	3,338
Institutional Class	275,152
Service Class	20,987
Shareholder servicing fees
Administrator Class	3,337
Service Class	43,723
Custody and accounting fees	57,313
Professional fees	55,043
Registration fees	49,281
Shareholder report expenses	26,368
Trustees’ fees and expenses	19,272
Other fees and expenses	26,587
Total expenses	1,127,552
Less: Fee waivers and/or expense reimbursements
Fund-level	(764,944)
Administrator Class	(4,062)
Service Class	(50,571)
Net expenses	307,975
Net investment income	36,459
Realized and unrealized gains (losses) on investments
Net realized gains on investments	106,951
Net change in unrealized gains (losses) on investments	(15,014)
Net realized and unrealized gains (losses) on investments	91,937
Net increase in net assets resulting from operations	$ 128,396
The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 36,459		$ 930,787
Payment from affiliate		0		23,941
Net realized gains on investments		106,951		13,933
Net change in unrealized gains (losses) on investments		(15,014)		7,474
Net increase in net assets resulting from operations		128,396		976,135
Distributions to shareholders from
Net investment income and net realized gains
Administrator Class		(612)		(6,478)
Institutional Class		(47,079)		(876,650)
Service Class		(2,629)		(48,046)
Total distributions to shareholders		(50,320)		(931,174)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	3,997,602	4,000,000	72,277	72,278
Institutional Class	4,854,975,318	4,857,045,209	5,084,691,969	5,085,947,624
Service Class	595,530	596,580	5,008,803	5,011,070
		4,861,641,789		5,091,030,972
Reinvestment of distributions
Administrator Class	605	605	6,231	6,233
Institutional Class	47,013	47,035	877,979	878,148
Service Class	1,644	1,647	36,323	36,333
		49,287		920,714
Payment for shares redeemed
Administrator Class	0	0	(1,039,021)	(1,039,036)
Institutional Class	(4,893,287,361)	(4,895,358,721)	(4,946,833,721)	(4,948,088,247)
Service Class	(2,376,949)	(2,381,199)	(1,851,875)	(1,853,409)
		(4,897,739,920)		(4,950,980,692)
Net increase (decrease) in net assets resulting from capital share transactions		(36,048,844)		140,970,994
Total increase (decrease) in net assets		(35,970,768)		141,015,955
Net assets
Beginning of period		382,755,305		241,739,350
End of period		$ 346,784,537		$ 382,755,305
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0004	$1.0004	$1.0003	$1.0010	$1.0005
Net investment income	0.0003	0.0033	0.0124	0.0125	0.0069
Net realized and unrealized gains (losses) on investments	0.0001	0.0001	0.0005	(0.0001)	0.0005
Total from investment operations	0.0004	0.0034	0.0129	0.0124	0.0074
Distributions to shareholders from
Net investment income	(0.0001)	(0.0034)	(0.0125)	(0.0124)	(0.0069)
Net realized gains	(0.0001)	(0.0000) [1]	(0.0003)	(0.0007)	(0.0000) [1]
Total distributions to shareholders	(0.0002)	(0.0034)	(0.0128)	(0.0131)	(0.0069)
Net asset value, end of period	$1.0006	$1.0004	$1.0004	$1.0003	$1.0010
Total return	0.04%	0.34%	1.29%	1.25%	0.74%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.45%	0.43%	0.44%	0.41%
Net expenses	0.08% *	0.23% *	0.30%	0.30%	0.30%
Net investment income	0.01%	0.46%	1.28%	1.25%	0.68%
Supplemental data
Net assets, end of period (000s omitted)	$5,278	$1,277	$2,238	$6,313	$3,247

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.22%
Year ended January 31, 2021	0.06%

[1]	Amount is less than $0.00005.
The accompanying notes are an integral part of these financial statements.

24  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0003	$1.0004	$1.0004	$1.0011	$1.0005
Net investment income	0.0001	0.0040	0.0137	0.0133 [1]	0.0080
Net realized and unrealized gains (losses) on investments	0.0003	(0.0003)	0.0001	0.0001	0.0005
Total from investment operations	0.0004	0.0037	0.0138	0.0134	0.0085
Distributions to shareholders from
Net investment income	(0.0001)	(0.0038)	(0.0135)	(0.0134)	(0.0079)
Net realized gains	(0.0001)	(0.0000) [2]	(0.0003)	(0.0007)	(0.0000) [2]
Total distributions to shareholders	(0.0002)	(0.0038)	(0.0138)	(0.0141)	(0.0079)
Net asset value, end of period	$1.0005	$1.0003	$1.0004	$1.0004	$1.0011
Total return	0.04%	0.38%	1.38%	1.35%	0.85%
Ratios to average net assets (annualized)
Gross expenses	0.29%	0.32%	0.31%	0.31%	0.29%
Net expenses	0.08% *	0.18% *	0.20%	0.20%	0.20%
Net investment income	0.01%	0.41%	1.34%	1.32%	0.79%
Supplemental data
Net assets, end of period (000s omitted)	$324,813	$363,006	$224,247	$166,024	$336,215

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.12%
Year ended January 31, 2021	0.02%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.00005.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.0016	$1.0003	$1.0004	$1.0010	$1.0005
Net investment income	0.0004	0.0024	0.0110 [1]	0.0109 [1]	0.0059
Payment from affiliate	0.0000	0.0013	0.0000	0.0000	0.0000
Net realized and unrealized gains (losses) on investments	0.0001	0.0006	0.0002	0.0001	0.0000
Total from investment operations	0.0005	0.0043	0.0112	0.0110	0.0059
Distributions to shareholders from
Net investment income	(0.0001)	(0.0030)	(0.0110)	(0.0109)	(0.0054)
Net realized gains	(0.0001)	(0.0000) [2]	(0.0003)	(0.0007)	(0.0000) [2]
Total distributions to shareholders	(0.0002)	(0.0030)	(0.0113)	(0.0116)	(0.0054)
Net asset value, end of period	$1.0019	$1.0016	$1.0003	$1.0004	$1.0010
Total return	0.05%	0.44% [3]	1.12%	1.11%	0.59%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.62%	0.60%	0.61%	0.58%
Net expenses	0.09% *	0.26% *	0.45%	0.45%	0.45%
Net investment income	0.01%	0.27%	1.09%	1.09%	0.53%
Supplemental data
Net assets, end of period (000s omitted)	$16,694	$18,472	$15,255	$19,001	$19,355

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.36%
Year ended January 31, 2021	0.19%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.00005.
[3]	During the year ended January 31, 2021, the Fund received a payment from an affiliate which had a 0.13% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
The accompanying notes are an integral part of these financial statements.

26  |  Institutional Money Market Funds

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Municipal Cash Management Money Market Fund (the "Fund") which is a diversified series of the Trust.
The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2022.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements

Institutional Money Market Funds  |  27

Notes to financial statements
must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the aggregate cost of all investments for federal income tax purposes was $344,514,605 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 57
Gross unrealized losses	(6,606)
Net unrealized losses	$(6,549)

28  |  Institutional Money Market Funds

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$27,010	$(27,010)
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$0	$ 9,000,000	$0	$ 9,000,000
Municipal obligations	0	326,308,056	0	326,308,056
Repurchase agreements	0	9,200,000	0	9,200,000
Total assets	$0	$344,508,056	$0	$344,508,056
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Institutional Money Market Funds  |  29

Notes to financial statements
with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Next $5 billion	0.130
Next $85 billion	0.125
Over $100 billion	0.120
Prior to June 1, 2021, the management fee rate was as follows:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Service Class	0.12
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:

30  |  Institutional Money Market Funds

Notes to financial statements
Expense ratio caps
Administrator Class	0.30%
Institutional Class	0.20
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $473,670,000, $483,920,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended January 31, 2022.
Other transactions
On August 14, 2020, Service Class of the Fund was reimbursed by Allspring Funds Management in the amount of $23,941. The reimbursement was made in connection with resolving certain fee reimbursements.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended January 31, 2022 and January 31, 2021 were as follows:
	Year ended January 31
	2022	2021
Ordinary income	$20,183	$ 32,248
Tax-exempt income	30,137	898,926
As of January 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized losses
$90,772	$23,975	$16,179	$(6,549)
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Institutional Money Market Funds  |  31

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Municipal Cash Management Money Market Fund (formerly, Wells Fargo Municipal Cash Management Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

32  |  Institutional Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2022, $6,321 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, $13,862 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 852 of the Internal Revenue Code, 83% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Institutional Money Market Funds  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Institutional Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Institutional Money Market Funds  |  35

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Institutional Money Market Funds

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00693 03-22
A307/AR307 01-22

Annual Report
January 31, 2022
Retail Money Market Funds
■	Allspring National Tax-Free Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Retail Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring National Tax-Free Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Retail Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Retail Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Retail Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Retail Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	James Randazzo, Jeffrey L. Weaver, CFA®‡

Average annual total returns (%) as of January 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (NWMXX)	7-28-2003	0.02	0.49	0.27	0.64	0.60
Administrator Class (WNTXX)	4-8-2005	0.02	0.70	0.39	0.37	0.30
Premier Class (WFNXX)	11-8-1999	0.02	0.77	0.43	0.25	0.20
Service Class (MMIXX)	8-3-1993	0.02	0.60	0.33	0.54	0.45

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.30% for Administrator Class, 0.20% for Premier Class and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

Yield summary (%) as of January 31, 2022
	Class A	Administrator Class	Premier Class	Service Class
7-day current yield[1]	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01

[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.54%, -0.28%, -0.17% and -0.40% for Class A, Administrator Class, Premier Class and Service Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Retail Money Market Funds

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The municipal money market space exhibited a welcome sense of calm during the period as investors continued to evaluate developments in the battle with COVID-19 and its variants throughout the year. The overwhelming fiscal and monetary policy response on the part of global central banks and governments in 2020 continued to have a profound impact on market dynamics in 2021. Interest rates in the short end of the market remained at extremely low absolute levels while demand for eligible investments easily outstripped supply in both the taxable and tax-exempt sectors. In contrast to 2020’s volatile markets, municipal money market yields remained generally range bound throughout the period.
With the Federal Open Market Committee (FOMC) maintaining the federal funds target rate in the 0.00% to 0.25% range for the entire period, there was little opportunity for tax-exempt rates to rise significantly, even during periods of seasonal weakness such as tax season in April. The SIFMA Index* began the period at 0.04%, or 44% of the 1-week London Interbank Offered Rate (LIBOR), and remained generally range-bound during the period as demand for overnight and weekly VRDNs** and tender option bonds (TOBs) remained robust. Yields on high-grade paper in the one-year space began the year at roughly 0.09% and remained range-bound as well.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
With money market securities yielding next to zero, demand for tax-exempt income further out on the curve continued to grow. Municipal money market funds experienced roughly $19 billion in outflows during the period, falling to roughly $94 billion, according to Crane Data. In comparison, municipal bond funds were on a record-setting pace with roughly $101.7 billion in inflows during the period. This record-setting haul led to insatiable demand for tax-exempt securities, resulting in rich ratios throughout the yield curve.
While demand remained robust, new issue supply in the short-term note markets fell to roughly $31 billion, down roughly 37% from the previous year. With many municipal issuers flush with federal stimulus cash, there was less of a need to borrow in the cash flow markets. Many traditional borrowers such as the state of Texas skipped cash flow borrowing altogether during the year. This cut in supply helped push the yield on high-grade one-year notes to a multiyear low of 0.08% in mid-July.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.

*	The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.
**	Variable Rate Demand Notes (VRDNs) are debt securities commonly held within certain mutual funds. Like all bonds, VRDN values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes can be sudden and unpredictable. In addition to credit and interest rate risk, VRDNs are subject to municipal securities risk.

Retail Money Market Funds  |  7

Performance highlights (unaudited)
In the second half of the period, the extreme imbalance between supply and demand made it difficult for yields in the municipal markets to keep pace with taxable counterparts even as the U.S. Federal Reserve (Fed) began to pivot toward tapering asset purchases and indicating that interest rate hikes were on the horizon. Yields in the short end of the money market space remained well contained as the level of supply and demand imbalances became increasingly more evident as the usage of the Fed’s reverse repurchase agreement program continued to swell.
Heading into year-end, yields in the municipal money market space finally began to show some signs of life, with the SIFMA Index rising to a year-to-date high of 0.11% (1.57% of 1-week LIBOR) due to typical year-end pressures and a larger-than-anticipated new issue calendar. Yields on high-grade one-year paper finished out the year at 0.20%, just 2 basis points lower than at the start of the year.
However, the municipal markets would experience a stunning reversal in sentiment during the final month of the period. As municipal bond funds began to experience moderate outflows in mid-January, demand for tax-exempts began to show clear signs of weakness. As a result, inventory levels of VRDNs and TOBs surged at month-end and the level of secondary market selling of short-term notes accelerated. Rates on overnight paper jumped to 0.12% and the SIFMA Index rose modestly to 0.06% to finish the month. Further out on the curve, the price action was more pronounced with yields on high-grade notes finishing the month at 0.50%, up from 0.20% at year-end.
During the period, we continued to emphasize portfolio liquidity by targeting our purchases predominantly in daily and weekly VRDNs and TOBs. With low absolute rates and a relatively flat yield curve, we remained very selective in our term investments. We continued to favor adding high-grade commercial paper in the one- to three-month space while selectively adding fixed-rate notes beyond six months. As we head into 2022, we believe our portfolios should be well positioned to take advantage of higher short-term rates as market participants expect the FOMC to embark on a rate-hiking cycle in early to mid-year 2022.

8  |  Retail Money Market Funds

Performance highlights (unaudited)
Weighted average maturity as of January 31, 2022[1]
22 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
24 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Retail Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.19	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Administrator Class
Actual	$1,000.00	$1,000.19	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Premier Class
Actual	$1,000.00	$1,000.19	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Service Class
Actual	$1,000.00	$1,000.19	$0.50	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Principal	Value
Closed end municipal bond fund obligations: 1.83%
Nuveen AMT-Free Municipal Credit Income Fund MuniFund Preferred Shares Series D (50 shares) 0.26% 144Aø	$ 5,000,000	$ 5,000,000
Nuveen AMT-Free Quality Municipal Income Fund Preferred Shares Series C (100 shares) 0.12% 144Aø	10,000,000	10,000,000
Total Closed end municipal bond fund obligations (Cost $15,000,000)		15,000,000

	Interest rate	Maturity date
Municipal obligations: 96.25%
Alabama: 0.55%
Variable rate demand notes ø: 0.55%
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0098 (Utilities revenue, Royal Bank of Canada LIQ) 144A	0.12%	12-1-2022	4,500,000	4,500,000
Arizona: 6.15%
Variable rate demand notes ø: 6.15%
Arizona Health Facility Authority Floater Series 2015 XF 2050 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.09	1-1-2037	19,000,000	19,000,000
Phoenix AZ IDA Various Mayo Clinic Series A (Health revenue, Bank of America NA SPA)	0.11	11-15-2052	4,700,000	4,700,000
Royal Bank of Canada Municipal Products Incorporated (Health revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.09	2-1-2025	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2537 (Utilities revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	12-1-2037	3,215,000	3,215,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2862 (Education revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.19	12-15-2047	18,398,763	18,398,763
				50,313,763
California: 9.62%
Other municipal debt : 3.90%
Los Angeles CA Department Airports Revenue Subordinated Bond Series A2 (Airport revenue)	0.07	2-3-2022	17,475,000	17,475,000
Los Angeles CA Municipal Improvement Corporation Lease Revenue Series A-3 (GO revenue)	0.09	2-15-2022	3,500,000	3,500,000
San Jose CA International Airport Series B (Airport revenue)	0.12	2-3-2022	10,912,000	10,912,000
				31,887,000
Variable rate demand notes ø: 5.72%
Bay Area Toll Authority Series E-1 (Transportation revenue, Bank of Tokyo-Mitsubishi LOC)	0.05	4-1-2045	4,250,000	4,250,000
California CDA Uptown Newport Apartments Series 2017 AA & BB (Housing revenue, East West Bank LOC)	0.10	3-1-2057	3,000,000	3,000,000
California Series A (GO revenue, State Street Bank & Trust Company LOC)	0.03	5-1-2048	600,000	600,000
Los Angeles CA Department Water & Power Revenue Various Power System Subordinated Bond Series A5 (Utilities revenue, Bank of America NA SPA)	0.09	7-1-2035	100,000	100,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  11

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Riverside County CA Certificates Various Refunding Bond Public Safety (Miscellaneous revenue, Bank of America NA LOC)	0.05%	11-1-2039	$ 585,000	$ 584,942
San Joaquin CA Delta Community College Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZF0180 (GO revenue, JPMorgan Chase & Company LIQ) 144A	0.08	8-1-2022	2,415,000	2,415,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZF0179 (GO revenue, JPMorgan Chase & Company LIQ) 144A	0.08	8-1-2022	2,050,000	2,050,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2466 (GO revenue, BAM Insured, Citibank NA LIQ) 144A	0.10	8-1-2024	2,200,000	2,200,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0188 (GO revenue, Royal Bank of Canada LIQ) 144A	0.09	2-1-2026	1,600,000	1,600,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	7-7-2036	17,000,000	17,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2830 (GO revenue, Mizuho Capital Markets LLC LIQ) 144A	0.19	10-1-2034	3,460,000	3,460,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9012 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.31	10-1-2036	6,037,000	6,037,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-YX1142 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.11	10-1-2049	2,555,000	2,555,000
Tender Option Bond Trust Receipts/Various States (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.19	2-1-2036	938,000	938,000
				46,789,942
Colorado: 0.04%
Variable rate demand notes ø: 0.04%
Colorado Springs CO Utilities System Improvement Bonds Series 2008A (Utilities revenue, U.S. Bank NA SPA)	0.06	11-1-2038	300,000	300,000
Connecticut: 0.97%
Other municipal debt : 0.62%
North Branford CT BAN (GO revenue)	2.00	8-4-2022	5,000,000	5,047,062
Variable rate demand notes ø: 0.35%
Connecticut Residual Interest Bond Floater Trust Series 2017-016 (Miscellaneous revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.18	6-1-2037	2,600,000	2,600,000
Connecticut State Housing Authority Various Subordinated Bond Series A-3 (Housing revenue, Bank of America NA SPA)	0.06	5-15-2048	250,000	249,975
				2,849,975
Delaware: 0.01%
Variable rate demand notes ø: 0.01%
University of Delaware (Education revenue, TD Bank NA SPA)	0.12	11-1-2035	100,000	100,000
The accompanying notes are an integral part of these financial statements.

12  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
District of Columbia: 0.60%
Variable rate demand notes ø: 0.60%
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-ZF2784 (Housing revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A	0.09%	9-1-2039	$ 2,800,000	$ 2,800,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-ZF2785 (Housing revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A	0.09	9-1-2039	2,070,000	2,070,000
				4,870,000
Florida: 8.03%
Variable rate demand notes ø: 8.03%
Florida Local Government Finance Commission Pooled Loan Program Series A-1 (GO revenue)	0.11	2-2-2022	4,450,000	4,450,000
Highlands County FL Health Facilities Authority Adventist Health System Series A-2 (Health revenue)	0.06	11-15-2037	5,000,000	5,000,000
Highlands County FL Health Facilities Authority Adventist Health System Series I5 (Health revenue)	0.06	11-15-2035	300,000	300,000
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012 I-2 (Health revenue)	0.06	11-15-2032	600,000	600,000
Miami Dade County FL IDA Revenue Various Refunding Florida Power & Light Company Project (Utilities revenue)	0.13	5-1-2046	1,500,000	1,500,000
Orlando Florida Commission Utility System Refunding Bond Series B (Utilities revenue, TD Bank NA SPA)	0.05	10-1-2039	18,000,000	18,000,000
Seminole County FL Tender Option Bond Trust Receipts/Floater Certificates Series 2016-ZF0444 (Tax revenue, NPFGC Insured, JPMorgan Chase & Company LIQ) 144A	0.12	4-1-2027	5,250,000	5,250,000
St. Lucie County FL Power & Light Company (Industrial development revenue)	0.10	9-1-2028	1,685,000	1,685,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2517 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.11	8-15-2047	10,130,000	10,130,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2523 (Health revenue, Barclays Bank plc LIQ) 144A	0.12	8-15-2047	5,090,000	5,090,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0173 (Health revenue, Credit Suisse LIQ) 144A	0.11	10-1-2025	8,000,000	8,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XX1136 (Transportation revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	7-1-2049	2,375,000	2,375,000
Tender Option Bond Trust Receipts/Various States (Water & sewer revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.09	4-1-2029	3,255,000	3,255,000
				65,635,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  13

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Georgia: 0.97%
Variable rate demand notes ø: 0.97%
Dekalb County GA Series 2006-B ROC RR-II-R-11900 (Water & sewer revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.09%	4-1-2023	$ 2,500,000	$ 2,500,000
Roswell GA Housing Authority Refunding Bonds Belcourt Limited Project A (Housing revenue, Northern Trust Company LOC)	0.07	9-1-2027	5,400,000	5,400,000
				7,900,000
Idaho: 0.61%
Variable rate demand notes ø: 0.61%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series D (Health revenue)	0.10	12-1-2048	5,000,000	5,000,000
Illinois: 7.53%
Variable rate demand notes ø: 7.53%
Illinois Finance Authority Elmhurst Memorial Healthcare Series D (Health revenue, Bank of America NA LOC)	0.05	1-1-2048	1,250,000	1,250,000
Illinois Finance Authority Revenue Various Refunding Bond Northwestern Memorial (Health revenue, Barclays Bank plc SPA)	0.12	7-15-2055	10,000,000	10,000,000
Lake County IL MFHR Various Whispering Oaks Apartments Project (Housing revenue, FHLMC LIQ)	0.06	11-1-2045	250,000	249,975
Quad Cities Illinois Regional EDA Augustana College Series 2005 (Education revenue, BMO Harris Bank NA LOC)	0.07	10-1-2035	3,600,000	3,600,000
Tender Option Bond Trust Receipts/Floater Certificates (Miscellaneous revenue, Bank of America NA LIQ) 144A	0.11	3-1-2046	1,000,000	1,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF2202 (Transportation revenue, TD Bank NA LIQ) 144A	0.11	1-1-2037	1,140,000	1,140,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0120 (Transportation revenue, Royal Bank of Canada LIQ) 144A	0.12	7-1-2023	3,100,000	3,100,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.14	4-1-2046	8,735,000	8,735,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0722 (Tax revenue, Royal Bank of Canada LIQ) 144A	0.20	7-1-2026	7,900,000	7,900,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2547 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	6-15-2031	4,355,000	4,355,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0683 (Tax revenue, Bank of America NA LIQ) 144A	0.20	1-1-2048	3,340,000	3,340,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XM0713 (Tax revenue, Morgan Stanley Bank LIQ) 144A	0.18	1-1-2043	8,000,000	8,000,000
The accompanying notes are an integral part of these financial statements.

14  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XM0863 (GO revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.09%	12-1-2026	$ 6,375,000	$ 6,375,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XG0299 (Health revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	5-15-2050	2,500,000	2,500,000
				61,544,975
Indiana: 0.76%
Variable rate demand notes ø: 0.76%
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Industrial development revenue, Sumitomo Mitsui Banking Corporation LOC)	0.12	12-1-2039	5,200,000	5,200,000
Indiana Finance Authority Various Refunding Bond Duke Energy Industry project A-3 (Industrial development revenue, Mizuho Bank Limited LOC)	0.08	12-1-2039	250,000	249,975
Purdue University Indiana University Revenue Adjusted Student Facilities System Series A (Education revenue)	0.05	7-1-2029	785,000	784,923
				6,234,898
Iowa: 1.47%
Variable rate demand notes ø: 1.47%
Iowa Finance Authority Midwestern Disaster Area Bio-America Incorporated Project (Industrial development revenue, Korea Development Bank LOC) 144A	0.10	12-1-2041	12,000,000	12,000,000
Louisiana: 0.39%
Variable rate demand notes ø: 0.39%
East Baton Rouge Parish Louisiana Incorporate Various ExxonMobil Project Gulf (Industrial development revenue)	0.11	12-1-2051	228,000	227,977
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XM0735 (Water & sewer revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	0.11	12-1-2045	3,000,000	3,000,000
				3,227,977
Maryland: 0.61%
Variable rate demand notes ø: 0.61%
Montgomery County MD Housing Opportunities Commission Single Family Mortgage Revenue Various Series C (Housing revenue, PNC Bank NA LOC)	0.06	1-1-2041	5,000,000	5,000,000
Massachusetts: 1.72%
Variable rate demand notes ø: 1.72%
Massachusetts Housing Finance Agency Housing Revenue Various Single Family Housing Series 200 (Housing revenue)	0.06	12-1-2048	6,000,000	6,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2692 (Education revenue, Citibank NA LIQ) 144A	0.07	7-1-2025	4,190,000	4,190,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2891 (Health revenue, Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144A	0.10	10-1-2045	3,845,000	3,845,000
				14,035,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  15

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Michigan: 0.92%
Other municipal debt : 0.92%
University of Michigan Series L-1 (Education revenue)	0.11%	3-3-2022	$ 7,525,000	$ 7,525,000
Minnesota: 1.32%
Variable rate demand notes ø: 1.32%
Burnsville MN Bridgeway Apartments Project Series 2003 (Housing revenue, FNMA LOC, FNMA LIQ)	0.14	10-15-2033	2,375,000	2,375,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing revenue, FNMA LOC, FNMA LIQ)	0.15	8-15-2038	4,160,000	4,160,000
Minnesota HEFAR Concordia University Series 6Q (Education revenue, U.S. Bank NA LOC)	0.12	4-1-2037	1,400,000	1,400,000
Plymouth MN Lancaster Village Apartments Project Series 2001 (Housing revenue, FNMA LOC, FNMA LIQ)	0.14	9-15-2031	2,865,000	2,865,000
				10,800,000
Mississippi: 0.98%
Variable rate demand notes ø: 0.98%
Perry County MS PCR Various Refunding Bond Leaf River Cellulose (GO revenue) 144A	0.09	10-1-2041	8,000,000	8,000,000
Missouri: 1.31%
Variable rate demand notes ø: 1.31%
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF2198 (Water & sewer revenue, Citibank NA LIQ) 144A	0.14	5-1-2023	10,680,000	10,680,000
Montana: 0.43%
Variable rate demand notes ø: 0.43%
Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	6-1-2034	3,515,000	3,515,000
Nebraska: 1.28%
Variable rate demand notes ø: 1.28%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing revenue, Northern Trust Company LOC)	0.45	9-1-2031	10,500,000	10,500,000
Nevada: 2.10%
Other municipal debt : 1.10%
Nevada Housing Division Single Family Mortgage Revenue Senior Series D (Housing revenue, GNMA / FNMA / FHLMC Insured)	0.25	12-1-2022	9,000,000	9,000,000
Variable rate demand notes ø: 1.00%
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZM0634 (GO revenue, Royal Bank of Canada LIQ) 144A	0.09	12-1-2025	3,330,000	3,330,000
The accompanying notes are an integral part of these financial statements.

16  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0845 (GO revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.10%	6-15-2026	$ 3,870,000	$ 3,870,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0866 (Tax revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	7-1-2026	1,000,000	1,000,000
				8,200,000
New Jersey: 3.12%
Other municipal debt : 1.24%
Burlington County NJ Bridge Commission Series 2021C (Miscellaneous revenue)	2.00	11-10-2022	10,000,000	10,138,759
Variable rate demand notes ø: 1.88%
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2495 (Miscellaneous revenue, BAM Insured, Morgan Stanley Bank LIQ) 144A	0.11	7-1-2031	8,450,000	8,450,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0205 (Miscellaneous revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.09	6-15-2050	3,135,000	3,135,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-ZF1206 (Transportation revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.09	11-1-2028	3,795,000	3,795,000
				15,380,000
New York: 9.85%
Other municipal debt : 2.71%
Corinth NY Central School District BAN (GO revenue)	1.25	7-22-2022	8,000,000	8,040,403
Delhi NY Central School District BAN (GO revenue)	1.13	7-28-2022	8,968,747	9,010,630
Franklinville NY Central School District BAN (GO revenue)	1.25	6-28-2022	5,100,000	5,121,897
				22,172,930
Variable rate demand notes ø: 7.14%
New York Fiscal Subordinate Bond Series 2017A-6 (GO revenue, JPMorgan Chase & Company SPA)	0.12	8-1-2044	3,190,000	3,190,000
New York HFA Revenue Various 8 East 102nd Street Housing Series A (Housing revenue, TD Bank NA LOC)	0.05	5-1-2044	16,545,000	16,545,000
New York Metropolitan Transportation Authority Subordinate Bond Series 2012A-2 (Transportation revenue, Bank of Montreal LOC)	0.09	11-15-2041	8,300,000	8,300,000
New York Transitional Finance Authority Future Tax Secured Tax-Exempt Bond Fiscal 2015 Subordinate Bonds Series A-3 (Tax revenue, Mizuho Bank Limited SPA)	0.12	8-1-2043	2,100,000	2,100,000
New York Various Fiscal 2018 Subordinated Bond Series B-5 (GO revenue, Barclays Bank plc SPA)	0.12	10-1-2046	6,000,000	6,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2556 (Tax revenue, TD Bank NA LIQ) 144A	0.08	9-15-2025	6,720,000	6,720,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  17

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Triborough Bridge & Tunnel Authority Subordinated Bonds series B-2 (Transportation revenue, State Street Bank & Trust Company LOC)	0.10%	1-1-2032	$ 600,000	$ 600,000
Triborough Bridge & Tunnel Authority Subordinated Bonds Series B-2 (Transportation revenue, State Street Bank & Trust Company LOC)	0.08	1-1-2032	14,950,000	14,950,000
				58,405,000
North Carolina: 0.90%
Variable rate demand notes ø: 0.90%
Charlotte NC Water & Sewer Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170 (Water & sewer revenue, Royal Bank of Canada LIQ) 144A	0.09	1-1-2026	2,430,000	2,430,000
Charlotte-Mecklenburg Hospital Authority Atrium Health Series G (Health revenue, JPMorgan Chase & Company SPA)	0.12	1-15-2048	2,665,000	2,665,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0105 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.09	10-1-2055	2,250,500	2,250,500
				7,345,500
Ohio: 9.37%
Other municipal debt : 1.79%
Mahoning County OH BAN Various Purpose (GO revenue)	1.00	9-8-2022	1,590,000	1,597,615
Milford OH Exempted Village School District BAN School Improvement (GO revenue)	1.63	4-5-2022	13,000,000	13,032,396
				14,630,011
Variable rate demand notes ø: 7.58%
Allen County OH Catholic Healthcare Series C (Health revenue, Bank of Montreal LOC)	0.09	6-1-2034	1,200,000	1,200,000
Franklin County OH Trinity Health Group (Health revenue)	0.10	12-1-2046	11,445,000	11,445,000
Ohio Adult Correctional Capital Facilities Various Lease Appropriation Building (Miscellaneous revenue)	0.05	10-1-2040	10,000,000	10,000,000
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous revenue)	0.01	10-1-2036	10,000,000	10,000,000
Ohio Special Obligation Various Capital Facilities Lease (Miscellaneous revenue)	0.05	12-1-2041	5,000,000	5,000,000
Royal Bank of Canada Municipal Products Incorporated Trust Series 1 (Health revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	1-15-2037	8,000,000	8,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0225 (Water & sewer revenue, TD Bank NA LIQ) 144A	0.11	11-15-2043	8,000,000	8,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2438 (Education revenue, JPMorgan Chase & Company LIQ) 144A	0.09	12-1-2024	2,000,000	2,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9020 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.14	5-1-2022	3,985,000	3,985,000
Tender Option Bond Trust Receipts/Various States (Miscellaneous revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.19	12-15-2040	2,370,000	2,370,000
				62,000,000
The accompanying notes are an integral part of these financial statements.

18  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Oregon: 1.41%
Variable rate demand notes ø: 1.41%
Oregon Housing & Community Services Department Mortgage Revenue Various Single Family Mortgage Program (Housing revenue, Sumitomo Mitsui Banking Corporation LOC)	0.07%	7-1-2037	$ 2,000,000	$ 2,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0813 (Health revenue, Royal Bank of Canada LIQ) 144A	0.11	5-15-2027	4,895,000	4,895,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0814 (Education revenue, Royal Bank of Canada LIQ) 144A	0.09	1-1-2028	4,605,000	4,605,000
				11,500,000
Pennsylvania: 1.98%
Variable rate demand notes ø: 1.98%
Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.31	11-1-2034	3,000,000	3,000,000
Lehigh County General Purpose Authority Hospital Revenue Various Lehigh Valley Health Network (Health revenue, Bank of America NA LOC)	0.06	7-1-2049	600,000	599,940
Pennsylvania EDFA Exempt Facilities Refunding Bond Energy Supply LLC (Utilities revenue, MUFG Bank Limited LOC)	0.16	12-1-2038	1,000,000	1,000,000
Pennsylvania Public School Building Authority Series A (Miscellaneous revenue, AGM Insured, Citibank NA LIQ) 144A	0.12	12-1-2023	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0081 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.09	6-1-2044	1,700,000	1,700,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-ZF0504 (Water & sewer revenue, TD Bank NA LIQ) 144A	0.18	8-15-2042	4,875,000	4,875,000
				16,174,940
South Carolina: 1.37%
Other municipal debt : 0.61%
South Carolina Association Governmental Organizations Certificate of Participation Series A (Miscellaneous revenue)	3.00	3-1-2022	5,000,000	5,011,114
Variable rate demand notes ø: 0.76%
South Carolina Educational Facilities Authority for Private Non-Profit Institutions Higher Learning Educational Facilities Spartanburg Methodist Series 2005 (Education revenue, Truist Bank LOC)	0.14	8-1-2025	1,475,000	1,475,000
South Carolina Jobs EDA Institutional Business & Home Safety Project Series 2009 (Industrial development revenue, Truist Bank LOC)	0.14	11-1-2034	735,000	735,000
Tender Option Bond Trust Receipts/Certificates Series 2021-XF0185 (Utilities revenue, Barclays Bank plc LIQ) 144A	0.14	12-1-2051	3,960,000	3,960,000
				6,170,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  19

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Texas: 12.38%
Other municipal debt : 7.74%
Harris County TX Cultural Education Facilities Finance Corporation Revenue Series C-2 (Education revenue)	0.10%	2-17-2022	$18,580,000	$ 18,580,000
San Antonio TX Electric & Gas Revenue Series A (Utilities revenue)	0.10	2-10-2022	20,000,000	20,000,000
University of Texas Permanent University Fund Series A (Education revenue)	0.10	3-8-2022	12,000,000	12,000,000
University of Texas University Revenue Series A (Education revenue)	0.10	2-2-2022	5,000,000	5,000,000
University of Texas University Revenue Series A (Education revenue)	0.10	2-1-2022	7,700,000	7,700,000
				63,280,000
Variable rate demand notes ø: 4.64%
Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing revenue, FHLMC LIQ)	0.14	9-1-2039	3,400,000	3,400,000
North East Texas Independent School District Series A (Education revenue)	0.16	3-16-2022	9,000,000	9,000,000
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project (Industrial development revenue)	0.09	6-1-2041	5,000,000	5,000,000
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002-B (Resource recovery revenue)	0.10	7-1-2029	4,200,000	4,200,000
Tender Option Bond Trust Receipts/Certificates Series 2021 MS0002 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.26	6-15-2056	5,000,000	5,000,000
Tender Option Bond Trust Receipts/Certificates Series 2021-XF1235 (Education revenue, Royal Bank of Canada LIQ) 144A	0.09	2-15-2029	1,600,000	1,600,000
Tender Option Bond Trust Receipts/Various States (GO revenue, Royal Bank of Canada LIQ) 144A	0.09	2-15-2029	1,455,000	1,455,000
Upper Trinity Regional Water District Texas Water Revenue Commercial Paper Notes 3-A2 Series A (Water & sewer revenue)	0.10	3-4-2022	8,300,000	8,300,000
				37,955,000
Utah: 2.03%
Variable rate demand notes ø: 2.03%
Royal Bank of Canada Municipal Products Incorporated Trust Series E-142 (Utilities revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.09	5-1-2022	16,600,000	16,600,000
Vermont: 0.27%
Variable rate demand notes ø: 0.27%
Vermont Educational & Health Buildings Financing Agency Landmark College Project Series 2008-A (Education revenue, TD Bank NA LOC)	0.12	7-1-2033	2,200,000	2,200,000
Virginia: 1.26%
Variable rate demand notes ø: 1.26%
Floater/Residual Trust Tender Option Bond Series 2020-MIZ9025 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.13	11-1-2035	2,030,000	2,030,000
The accompanying notes are an integral part of these financial statements.

20  |  Retail Money Market Funds

Portfolio of investments—January 31, 2022

		Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Tender Option Bond Trust Receipts/Various States (Education revenue, Bank of America NA LIQ) 144A		0.08%	9-1-2051	$ 7,310,000	$ 7,310,000
Virginia MFHR Series M-031 Class A (Housing revenue, FHLMC LIQ) 144A		0.09	12-15-2045	980,000	980,000
					10,320,000
Wisconsin: 3.94%
Variable rate demand notes ø: 3.94%
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0127 (Health revenue, JPMorgan Chase & Company LIQ) 144A		0.09	9-29-2022	3,815,000	3,815,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2634 (Health revenue, Credit Suisse LIQ) 144A		0.08	8-15-2025	2,000,000	2,000,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2831 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A		0.19	7-1-2029	1,800,000	1,800,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XL0148 (Health revenue, Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144A		0.10	6-1-2045	2,250,000	2,250,000
Tender Option Bond Trust Receipts/Various States (Education revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A		0.19	12-15-2040	1,915,000	1,915,000
University of Wisconsin Hospitals and Clinics Authority Revenue Various Refunding Bond Series C (Health revenue, BMO Harris Bank NA SPA)		0.12	4-1-2048	9,000,000	9,000,000
Wisconsin Housing & EDA Housing Revenue Series A (Housing revenue)		0.20	11-1-2038	135,000	135,000
Wisconsin Series 2019A (GO revenue)		0.06	5-1-2029	11,300,000	11,300,000
					32,215,000
Total Municipal obligations (Cost $786,953,846)					786,953,846
Repurchase agreements^^: 1.47%
MUFG Securities Canada Limited, dated 1-31-2022, maturity value $12,000,017		0.05	2-1-2022	12,000,000	12,000,000
Total Repurchase agreements (Cost $12,000,000)					12,000,000
Total investments in securities (Cost $813,953,846)	99.55%				813,953,846
Other assets and liabilities, net	0.45				3,672,434
Total net assets	100.00%				$817,626,280

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by U.S. government securities, 0.00% to 6.38%, 6-16-2022 to 2-15-2051, fair value including accrued interest is $12,240,000.

The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  21

Portfolio of investments—January 31, 2022

Abbreviations:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
NPFGC	National Public Finance Guarantee Corporation
PCR	Pollution control revenue
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

22  |  Retail Money Market Funds

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at amortized cost	$ 813,953,846
Cash	298,115
Receivable for investments sold	4,187,443
Receivable for interest	512,563
Receivable for Fund shares sold	230,158
Receivable from manager	50,191
Prepaid expenses and other assets	9,778
Total assets	819,242,094
Liabilities
Payable for Fund shares redeemed	1,421,785
Administration fees payable	69,696
Dividends payable	3,496
Accrued expenses and other liabilities	120,837
Total liabilities	1,615,814
Total net assets	$817,626,280
Net assets consist of
Paid-in capital	$ 817,682,258
Total distributable loss	(55,978)
Total net assets	$817,626,280
Computation of net asset value per share
Net assets – Class A	$ 84,531,970
Shares outstanding – Class A1	84,522,647
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 108,156,922
Shares outstanding – Administrator Class[1]	108,144,789
Net asset value per share – Administrator Class	$1.00
Net assets – Premier Class	$ 559,264,222
Shares outstanding – Premier Class[1]	559,202,461
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$ 65,673,166
Shares outstanding – Service Class[1]	65,665,925
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  23

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 1,071,835
Expenses
Management fee	1,273,584
Administration fees
Class A	204,779
Administrator Class	102,320
Premier Class	470,405
Service Class	78,778
Shareholder servicing fees
Class A	232,704
Administrator Class	97,856
Service Class	164,121
Custody and accounting fees	48,528
Professional fees	55,690
Registration fees	136,734
Shareholder report expenses	19,450
Trustees’ fees and expenses	19,272
Other fees and expenses	24,686
Total expenses	2,928,907
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,269,461)
Class A	(362,333)
Administrator Class	(119,748)
Service Class	(190,420)
Net expenses	986,945
Net investment income	84,890
Net realized gains on investments	118,683
Net increase in net assets resulting from operations	$ 203,573
The accompanying notes are an integral part of these financial statements.

24  |  Retail Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 84,890		$ 3,873,355
Net realized gains on investments		118,683		212,135
Net increase in net assets resulting from operations		203,573		4,085,490
Distributions to shareholders from
Net investment income and net realized gains
Class A		(21,610)		(290,972)
Administrator Class		(25,998)		(353,108)
Premier Class		(138,801)		(3,237,560)
Service Class		(16,045)		(195,932)
Total distributions to shareholders		(202,454)		(4,077,572)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	19,081,495	19,081,495	48,992,755	48,992,755
Administrator Class	82,252,702	82,252,702	28,381,498	28,381,498
Premier Class	239,015,930	239,015,930	742,724,878	742,724,878
Service Class	4,336,224	4,336,224	3,786,718	3,786,718
		344,686,351		823,885,849
Reinvestment of distributions
Class A	20,678	20,678	286,044	286,044
Administrator Class	25,556	25,556	347,010	347,010
Premier Class	83,214	83,214	2,209,973	2,209,973
Service Class	3,828	3,828	56,873	56,873
		133,276		2,899,900
Payment for shares redeemed
Class A	(35,489,215)	(35,489,215)	(43,994,444)	(43,994,444)
Administrator Class	(59,613,625)	(59,613,625)	(50,697,012)	(50,697,012)
Premier Class	(311,871,568)	(311,871,568)	(960,769,724)	(960,769,724)
Service Class	(2,850,800)	(2,850,800)	(4,464,228)	(4,464,228)
		(409,825,208)		(1,059,925,408)
Net decrease in net assets resulting from capital share transactions		(65,005,581)		(233,139,659)
Total decrease in net assets		(65,004,462)		(233,131,741)
Net assets
Beginning of period		882,630,742		1,115,762,483
End of period		$ 817,626,280		$ 882,630,742
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.01	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.01	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.27%	0.93%	0.89%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.64%	0.66%	0.66%	0.68%
Net expenses	0.12% *	0.33% *	0.60%	0.61%	0.64%
Net investment income	0.01%	0.25%	0.92%	0.88%	0.30%
Supplemental data
Net assets, end of period (000s omitted)	$84,532	$100,920	$95,632	$101,680	$119,524

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.48%
Year ended January 31, 2021	0.25%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

26  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.01	0.01	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.01	0.01	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.35%	1.23%	1.21%	0.69%
Ratios to average net assets (annualized)
Gross expenses	0.38%	0.37%	0.39%	0.39%	0.41%
Net expenses	0.11% *	0.25% *	0.30%	0.30%	0.30%
Net investment income	0.01%	0.34%	1.22%	1.21%	0.64%
Supplemental data
Net assets, end of period (000s omitted)	$108,157	$85,489	$107,457	$131,395	$132,964

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.19%
Year ended January 31, 2021	0.04%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Premier Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.01	0.01	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.01	0.01	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.40%	1.33%	1.31%	0.79%
Ratios to average net assets (annualized)
Gross expenses	0.27%	0.25%	0.27%	0.27%	0.28%
Net expenses	0.12% [2]	0.20%	0.20%	0.20%	0.20%
Net investment income	0.01%	0.38%	1.28%	1.31%	0.79%
Supplemental data
Net assets, end of period (000s omitted)	$559,264	$632,040	$847,871	$593,961	$339,331

[1]	Amount is less than $0.005.
[2]	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.08% higher.
The accompanying notes are an integral part of these financial statements.

28  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.01	0.01	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.01	0.01	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.01)
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.01)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.02%	0.30%	1.08%	1.06%	0.54%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.54%	0.56%	0.56%	0.58%
Net expenses	0.12% *	0.29% *	0.45%	0.45%	0.45%
Net investment income	0.01%	0.28%	1.06%	1.05%	0.49%
Supplemental data
Net assets, end of period (000s omitted)	$65,673	$64,183	$64,802	$65,682	$66,460

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.33%
Year ended January 31, 2021	0.15%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  29

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring National Tax-Free Money Market Fund (the "Fund") which is a diversified series of the Trust.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2022.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or

30  |  Retail Money Market Funds

Notes to financial statements
instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are valued using amortized cost which approximates market value and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Retail Money Market Funds  |  31

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$0	$ 15,000,000	$0	$ 15,000,000
Municipal obligations	0	786,953,846	0	786,953,846
Repurchase agreements	0	12,000,000	0	12,000,000
Total assets	$0	$813,953,846	$0	$813,953,846
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Next $5 billion	0.130
Next $85 billion	0.125
Over $100 billion	0.120
Prior to June 1, 2021, the management fee rate was as follows:

32  |  Retail Money Market Funds

Notes to financial statements
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Premier Class	0.08
Service Class	0.12
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.30
Premier Class	0.20
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.

Retail Money Market Funds  |  33

Notes to financial statements
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $505,160,000, $467,075,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended January 31, 2022.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended January 31, 2022 and January 31, 2021 were as follows:
	Year ended January 31
	2022	2021
Ordinary income	$127,978	$ 210,574
Tax-exempt income	74,476	3,794,946
Long-term capital gain	0	72,052
As of January 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain
$613	$5,513
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

34  |  Retail Money Market Funds

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring National Tax-Free Money Market Fund (formerly, Wells Fargo National Tax-Free Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

Retail Money Market Funds  |  35

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2022, $7,375 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, $120,603 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 852 of the Internal Revenue Code, 91% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

36  |  Retail Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Retail Money Market Funds  |  37

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Retail Money Market Funds

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Retail Money Market Funds  |  39

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00685 03-22
A309/AR309 01-22

Annual Report
January 31, 2022
Government Money Market Funds
■	Allspring Treasury Plus Money Market Fund

The views expressed and any forward-looking statements are as of January 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Government Money Market Funds  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Treasury Plus Money Market Fund for the 12-month period that ended January 31, 2022. Global stocks yielded mixed results as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment, only to be dampened by persistent inflation. Bonds also saw mixed performance during the period.
For the 12-month period, equities had mixed returns as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed-income securities were also a mix of positive and negative returns. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 23.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.63%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a -7.23% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -7.92%, the Bloomberg Municipal Bond Index6 lost -1.89%, and the ICE BofA U.S. High Yield Index7 returned 2.08%.
Efforts to contain COVID-19 drove market performance.
February 2021 saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory for the year through March 2021.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe was supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries were not as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset-class performer for the year through August 2021.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically were fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ Municipal debt experienced its first monthly performance drop since February 2021, slowing a rally that made it one of the best-performing sectors of the bond market.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)
October’s key themes continued to be elevated inflation pressures and a supply bottleneck, but strong earnings provided a bright spot in the markets. Earnings releases in the U.S. were generally strong and consumer confidence was high. The Fed reaffirmed its plans to taper quantitative easing to a stop by mid-2022. Meanwhile, elevated inflation figures were considered transitory by the Fed. Similar to the U.S., the eurozone and many Asian countries saw positive earnings but were facing inflation pressures caused by supply bottlenecks while also experiencing energy price increases amid natural gas shortages. Globally, government bond yields rose as central banks prepared to lower monetary policy accommodation in the face of rising inflationary pressures. As previously referenced, positive commodity performance was driven by sharply higher energy costs.
November was dominated by rising COVID-19 hospitalizations and concerns regarding the Omicron variant. Most major asset classes, both domestically and internationally, declined in November with two exceptions: U.S. investment-grade bonds and Treasury Inflation-Protected Securities. The United Nations Climate Change Conference (COP26) took place during the month with hopes of agreement among countries to limit global warming. While several initiatives were discussed, the conference ultimately ended without the specifics required to instill confidence that the limiting of global warming would succeed. In the U.S., President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain makes that less likely to occur. Commodities came in negative for the month, largely driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility in December lessened as data indicated a lower risk of severe disease and death as a result of the Omicron variant. Even so, a number of countries introduced restrictions on sectors such as travel and hospitality to try to reduce the spread. In the U.S., data indicated that the overall domestic economy remained stable and corporate earnings remained robust. Consumer spending capability looked strong heading into 2022 on the back of elevated household savings and the lowest ratio of U.S. household liabilities to assets since 1973. U.S. corporate and high-yield bonds produced positive returns for the month while Treasuries declined. Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.
Key themes in the first month of 2022 were the potential U.S. interest rate hikes and the Russia-Ukraine conflict. Comments from the Fed suggested a hike in interest rates in March is now likely. Meanwhile, Russia’s potential invasion of Ukraine, could threaten to disrupt its massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation to match that being experienced in the U.S. Within fixed income, corporate bonds struggled in January and underperformed government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
“ Bonds were strongly affected by the projection of three 25-basis-point (bp; 100 bps equal 1.00%) policy rate hikes in 2022 by senior Federal Open Market Committee members, contrary to just one hike as previously believed.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Government Money Market Funds

Letter to shareholders (unaudited)
Information on transaction closing.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management, LLC; Galliard Capital Management, LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, a privately held asset management firm with $575 billion in AUM1 as of December 31, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Each individual fund had “Wells Fargo” removed from its fund name and replaced with “Allspring.” The fund name changes went into effect on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of December 31, 2021, assets under management (AUM) includes $91.6 billion from Galliard Capital Management, LLC, an investment advisor that is not part of the Allspring trade name/GIPS firm.

Government Money Market Funds  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income, while preserving capital and liquidity.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael C. Bird, CFA®‡, Jeffrey L. Weaver, CFA®‡, Laurie White

Average annual total returns (%) as of January 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (PIVXX)	7-28-2003	0.01	0.69	0.35	0.60	0.60
Administrator Class (WTPXX)	3-31-2008	0.01	0.85	0.44	0.33	0.33
Institutional Class (PISXX)	8-11-1995	0.01	0.95	0.50	0.21	0.20
Select Class (WTLXX)[3]	3-15-2019	0.01	0.96	0.51	0.17	0.14
Service Class (PRVXX)	10-1-1985	0.01	0.78	0.40	0.50	0.45

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Select Class shares would be higher.

Yield summary (%) as of January 31, 2022
	Class A	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield[1]	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.03	0.01	0.01	0.01
30-day compound yield	0.01	0.03	0.01	0.01	0.01

[1]	The manager has contractually committed through May 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses and may also voluntarily waive or reimburse additional fees and expenses which may be discontinued or modified at any time without notice. Without these reductions, the Fund’s 7-day current yield would have been -0.47%, -0.21%, -0.12%,
-0.08% and -0.33% for Class A, Administrator Class, Institutional Class, Select Class and Service Class, respectively.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Government Money Market Funds

Performance highlights (unaudited)
For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Government Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overnight interest rates were near zero for the entirety of the Fund’s fiscal year that ended January 31, 2022, as the U.S. government and U.S. Federal Reserve (Fed), along with other nations and major central banks, continued to support the global economy in the face of the ongoing COVID-19 global pandemic. The fiscal year began and ended with the Fed targeting the range on the federal funds rate at 0.00% to 0.25%. The Fed also bought Treasury and mortgage-backed securities throughout the year in another round of quantitative easing (QE) similar to those taken during the recovery from the 2008 global financial crisis, although it began to wind down those purchases in November 2021, with the intention of completing them in March 2022. Ending QE is the Fed’s first step in removing the monetary accommodation it has provided during the pandemic, and the Fed has signaled its intention to continue to remove the accommodation in 2022 by raising interest rates, reflecting the Fed’s conclusion that both inflation and employment are on paths requiring less monetary assistance.
Although the pandemic continues, the economy’s strong recovery from the economic shock that accompanied its onset in early 2020 continued in 2021, likely due in part to the effectiveness of vaccines and therapeutics. After growing an average of just 0.5% in 2020, U.S. gross domestic product grew an average of 5.5% in 2021, the strongest growth so far this century. The unemployment rate began the fiscal year at 6.4%, down from its pandemic peak of 14.8% in April 2020, and fell to 4.0% by fiscal year-end, a rapid improvement toward full employment that likely encouraged the Fed to begin to remove the accommodation.
Portfolio composition as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
In the previous fiscal year, the Fed formalized a commitment to meeting its 2% inflation target when it stated its intention to not raise rates until inflation reached 2% and was on track to moderately exceed 2% for some time. This seemed a significant hurdle, as inflation had rarely risen to 2% and had not exceeded it materially for any length of time over the preceding decade. However, pandemic effects on the workforce and global supply chains combined with the strong fiscal and monetary response to send consumer prices higher in 2021. After ending the prior fiscal year at 1.5%, the Core PCE Price Index*, the Fed’s preferred price measure, rose steadily throughout the year, ending the fiscal year at 4.9%, a level not seen since the 1980s.
Although interest rates on all categories of government money market securities stayed near zero for most of the fiscal year, consistent with the Fed’s stance, interest rates on longer-maturity securities rose in the last few months of the fiscal year, reflecting the Fed’s signals of higher rates to come in 2022. For example, 3-month Treasury bills (T-bills) yielded an average of 0.03% for the first 11 months of the fiscal year before rising to 0.18% at fiscal year-end. Similarly, 6-month T-bill yields averaged 0.04% for the first 10 months of the fiscal year before rising to 0.45% at the end of the fiscal year. The yields on repurchase agreements (repos) were also very low throughout the fiscal year. Overnight Treasury repo rates, as measured by the Fed’s Secured Overnight Financing Rate, averaged 0.04% for the fiscal year and ended the fiscal year at 0.05%.
Effective maturity distribution as of January 31, 2022[1]
[1]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.

*	The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

8  |  Government Money Market Funds

Performance highlights (unaudited)
Our investment strategy remained consistent throughout the year. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—as well as repos collateralized by Treasury securities while taking into account the Fund’s overall level of liquidity and average maturity.
Strategic outlook
In the statement issued after its meeting on January 26, 2022, the Fed’s Federal Open Market Committee said: “With inflation well above 2 percent and a strong labor market, the Committee expects it will soon be appropriate to raise the target range for the federal funds rate.” This signal indicates that, after almost two years at nearly zero, money market interest rates look set to move higher in the upcoming fiscal year. The degree to which rates rise will depend upon the evolution of the economic recovery, which will in turn depend on many other factors, including the continuing pandemic itself. However, the economic backdrop differs from recent episodes of Fed rate hikes, as the Fed will need to deal with high inflation for the first time in decades. Until it is satisfied that inflation is in check, the Fed is likely to continue to remove accommodation throughout the year.
Weighted average maturity as of January 31, 2022[1]
34 days
[1]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.

Weighted average life as of January 31, 2022[1]
90 days
[1]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Government Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2021 to January 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2021	Ending account value 1-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
Administrator Class
Actual	$1,000.00	$1,000.07	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
Institutional Class
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
Select Class
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
Service Class
Actual	$1,000.00	$1,000.06	$0.30	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.90	$0.31	0.06%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
Repurchase agreements^^: 63.14%
ANZ Bank New Zealand Limited, dated 1-31-2022, maturity value $49,999,183 (01)	0.05%	2-1-2022	$ 49,999,114	$ 49,999,114
Bank of America, dated 1-31-2022, maturity value $100,000,139 (02)	0.05	2-1-2022	100,000,000	100,000,000
Bank of New York Mellon Corporation, dated 1-31-2022, maturity value $250,000,382 (03)	0.06	2-1-2022	250,000,000	250,000,000
Barclays Bank plc, dated 1-31-2022, maturity value $780,001,083 (04)	0.05	2-1-2022	780,000,000	780,000,000
BNP Paribas, dated 1-31-2022, maturity value $1,660,002,306 (05)	0.05	2-1-2022	1,660,000,000	1,660,000,000
BNP Paribas, dated 1-31-2022, maturity value $1,000,001,528 (06)	0.06	2-1-2022	1,000,000,000	1,000,000,000
Citigroup Global Markets Incorporated, dated 1-31-2022, maturity value $565,000,785 (07)	0.05	2-1-2022	565,000,000	565,000,000
Citigroup Global Markets Incorporated, dated 1-27-2022, maturity value $250,002,431 (08)	0.05	2-3-2022	250,000,000	250,000,000
Credit Agricole SA, dated 1-31-2022, maturity value $150,000,208 (09)	0.05	2-1-2022	150,000,000	150,000,000
Federal Reserve Bank of New York, dated 1-31-2022, maturity value $7,250,010,069 (10)	0.05	2-1-2022	7,250,000,000	7,250,000,000
ING Financial Markets LLC, dated 1-31-2022, maturity value $100,009,472 (11)	0.05	2-1-2022	100,009,333	100,009,333
JPMorgan Securities, dated 1-2-2022, maturity value $100,005,000 (12) §∂øø	0.06	2-1-2022	100,000,000	100,000,000
JPMorgan Securities, dated 1-31-2022, maturity value $100,000,153 (13)	0.06	2-1-2022	100,000,000	100,000,000
MUFG Securities Canada Limited, dated 1-25-2022, maturity value $250,002,431 (14)	0.05	2-1-2022	250,000,000	250,000,000
MUFG Securities Canada Limited, dated 1-31-2022, maturity value $228,800,318 (15)	0.05	2-1-2022	228,800,000	228,800,000
MUFG Securities Canada Limited, dated 1-31-2022, maturity value $250,000,347 (16)	0.05	2-1-2022	250,000,000	250,000,000
RBS Securities Incorporated, dated 1-31-2022, maturity value $1,000,001,528 (17)	0.06	2-1-2022	1,000,000,000	1,000,000,000
Societe Generale NY, dated 1-4-2022, maturity value $75,003,875 (18)	0.06	2-4-2022	75,000,000	75,000,000
Standard Chartered Bank, dated 1-31-2022, maturity value $142,125,197 (19)	0.05	2-1-2022	142,125,000	142,125,000
Sumitomo Mitsui Banking Corporation, dated 1-26-2022, maturity value $405,528,539 (20) §∂øø	0.07	2-9-2022	405,517,500	405,517,500
Total Repurchase agreements (Cost $14,706,450,947)				14,706,450,947
U.S. Treasury securities: 36.83%
U.S. Cash Management Bill ☼	0.07	4-5-2022	50,000,000	49,993,613
U.S. Cash Management Bill ☼	0.09	4-19-2022	100,000,000	99,981,285
U.S. Cash Management Bill ☼	0.11	4-26-2022	50,000,000	49,986,875
U.S. Cash Management Bill ☼	0.13	5-3-2022	50,000,000	49,983,253
U.S. Cash Management Bill ☼	0.15	5-10-2022	50,000,000	49,980,264
U.S. Cash Management Bill ☼	0.19	5-17-2022	30,000,000	29,983,113
U.S. Cash Management Bill ☼	0.28	5-24-2022	30,000,000	29,974,333
U.S. Treasury Bill ☼	0.04	2-22-2022	50,000,000	49,998,454
U.S. Treasury Bill ☼	0.05	2-10-2022	50,000,000	49,999,344
U.S. Treasury Bill ☼	0.05	2-17-2022	50,000,000	49,998,889
U.S. Treasury Bill ☼	0.05	3-8-2022	50,000,000	49,997,521
U.S. Treasury Bill ☼	0.06	3-10-2022	300,000,000	299,980,164
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bill ☼	0.08%	3-22-2022	$ 100,000,000	$ 99,988,975
U.S. Treasury Bill ☼	0.08	3-24-2022	150,000,000	149,984,063
U.S. Treasury Bill ☼	0.08	3-31-2022	100,000,000	99,986,628
U.S. Treasury Bill ☼	0.08	4-14-2022	80,000,000	79,986,940
U.S. Treasury Bill ☼	0.08	4-21-2022	70,000,000	69,986,537
U.S. Treasury Bill ☼	0.09	4-7-2022	50,000,000	49,992,191
U.S. Treasury Bill ☼	0.10	6-2-2022	130,000,000	129,958,490
U.S. Treasury Bill ☼	0.10	9-8-2022	36,000,000	35,977,553
U.S. Treasury Bill ☼	0.11	10-6-2022	220,000,000	219,838,969
U.S. Treasury Bill ☼	0.13	3-29-2022	50,000,000	49,989,889
U.S. Treasury Bill ☼	0.15	6-23-2022	30,000,000	29,982,487
U.S. Treasury Bill ☼	0.16	11-3-2022	100,000,000	99,877,778
U.S. Treasury Bill ☼	0.19	4-28-2022	10,000,000	9,995,509
U.S. Treasury Bill ☼	0.21	6-30-2022	30,000,000	29,974,484
U.S. Treasury Bill ☼	0.22	7-7-2022	20,000,000	19,980,717
U.S. Treasury Bill ☼	0.27	7-14-2022	20,000,000	19,975,731
U.S. Treasury Bill ☼	0.36	7-21-2022	20,000,000	19,965,717
U.S. Treasury Bill ☼	0.38	7-28-2022	10,000,000	9,981,415
U.S. Treasury Bill ☼	0.39	12-29-2022	20,000,000	19,928,283
U.S. Treasury Bill ☼	0.62	1-26-2023	10,000,000	9,938,372
U.S. Treasury Note	0.13	5-31-2022	30,000,000	30,003,795
U.S. Treasury Note	0.13	6-30-2022	20,000,000	20,002,756
U.S. Treasury Note	0.13	7-31-2022	220,000,000	220,032,204
U.S. Treasury Note	0.13	8-31-2022	100,000,000	100,019,424
U.S. Treasury Note	0.13	9-30-2022	158,000,000	158,034,446
U.S. Treasury Note	0.13	10-31-2022	317,850,000	317,892,824
U.S. Treasury Note	0.13	11-30-2022	152,000,000	151,927,870
U.S. Treasury Note	0.13	12-31-2022	90,000,000	89,830,848
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	4-30-2023	640,000,000	640,022,131
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.03%) ±	0.22	7-31-2023	520,000,000	520,016,789
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.04%) ±	0.23	10-31-2023	520,000,000	520,014,130
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.05%) ±	0.24	1-31-2023	230,000,000	230,015,863
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	0.25	7-31-2022	610,000,000	609,996,850
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	0.25	10-31-2022	570,000,000	569,992,002
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield +0.11%) ±	0.30	4-30-2022	730,000,000	730,019,750
U.S. Treasury Note	0.38	3-31-2022	50,000,000	50,021,729
U.S. Treasury Note	1.13	2-28-2022	60,000,000	60,045,866
U.S. Treasury Note	1.38	10-15-2022	167,000,000	168,443,454
U.S. Treasury Note	1.50	8-15-2022	30,000,000	30,227,290
U.S. Treasury Note	1.50	9-15-2022	50,000,000	50,433,958
U.S. Treasury Note	1.63	8-15-2022	40,000,000	40,329,749
U.S. Treasury Note	1.63	8-31-2022	95,000,000	95,829,162
U.S. Treasury Note	1.63	11-15-2022	30,600,000	30,962,728
U.S. Treasury Note	1.75	2-28-2022	30,000,000	30,037,866
U.S. Treasury Note	1.75	3-31-2022	130,000,000	130,346,508
U.S. Treasury Note	1.75	6-30-2022	40,000,000	40,271,555
U.S. Treasury Note	1.75	7-15-2022	100,000,000	100,745,106
U.S. Treasury Note	1.75	9-30-2022	80,000,000	80,871,473
The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Portfolio of investments—January 31, 2022

		Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note		1.88%	3-31-2022	$ 60,000,000	$ 60,169,197
U.S. Treasury Note		1.88	4-30-2022	70,000,000	70,302,518
U.S. Treasury Note		1.88	7-31-2022	140,000,000	141,227,665
U.S. Treasury Note		1.88	8-31-2022	47,000,000	47,478,442
U.S. Treasury Note		1.88	9-30-2022	83,000,000	83,973,575
U.S. Treasury Note		2.00	7-31-2022	30,000,000	30,281,574
U.S. Treasury Note		2.00	10-31-2022	45,000,000	45,614,130
U.S. Treasury Note		2.00	11-30-2022	45,000,000	45,642,812
U.S. Treasury Note		2.13	5-15-2022	60,000,000	60,347,023
U.S. Treasury Note		2.13	12-31-2022	40,000,000	40,653,649
U.S. Treasury Note		2.50	2-15-2022	20,000,000	20,018,435
Total U.S. Treasury securities (Cost $8,577,244,982)					8,577,244,982
Total investments in securities (Cost $23,283,695,929)	99.97%				23,283,695,929
Other assets and liabilities, net	0.03				7,238,315
Total net assets	100.00%				$23,290,934,244

^^	Collateralized by:
(01) U.S. government securities, 0.75% to 3.75%, 1-31-2024 to 8-15-2050, fair value including accrued interest is $50,738,014.
(02) U.S. government securities, 1.13% to 2.75%, 2-15-2024 to 1-15-2025, fair value including accrued interest is $102,000,071.
(03) U.S. government securities, 2.88% to 4.25%, 5-15,2028 to 5-15-2039, fair value including accrued interest is $255,000,093.
(04) U.S. government securities, 0.00% to 7.63%, 2-1-2022 to 2-15-2051, fair value including accrued interest is $795,600,002.
(05) U.S. government securities, 0.00% to 7.63%, 2-3-2022 to 5-15-2051, fair value including accrued interest is $1,693,200,000.
(06) U.S. government securities, 1.00% to 1.25%, 7-31-2028 to 9-30-2028, fair value including accrued interest is $1,020,408,163.
(07) U.S. government securities, 0.13% to 3.00%, 8-31-2025 to 1-15-2030, fair value including accrued interest is $576,300,112.
(08) U.S. government securities, 0.13% to 2.88%, 2-28-2025 to 5-15-2025, fair value including accrued interest is $255,005,913.
(09) U.S. government securities, 1.13%, 8-15-2040, fair value including accrued interest is $153,000,077.
(10) U.S. government securities, 0.13% to 3.63%, 8-15-2022 to 5-15-2044, fair value including accrued interest is $7,250,010,118.
(11) U.S. government securities, 0.63% to 2.75%, 3-31-2023 to 11-30-2027, fair value including accrued interest is $102,009,520.
(12) U.S. government securities, 0.00%, 7-7-2022, fair value is $102,000,314.
(13) U.S. government securities, 0.00% to 1.88%, 7-31-2022 to 10-15-2026, fair value including accrued interest is $102,000,026.
(14) U.S. government securities, 0.00% to 6.38%, 1-31-2023 to 2-15-2051, fair value including accrued interest is $255,000,055.
(15) U.S. government securities, 0.00% to 6.38%, 6-16-2022 to 2-15-2051, fair value including accrued interest is $233,376,000.
(16) U.S. government securities, 0.13% to 4.38%, 7-15-2022 to 5-15-2041, fair value including accrued interest is $255,000,000.
(17) U.S. government securities, 0.00% to 3.13%, 2-15-2022 to 8-15-2051, fair value including accrued interest is $1,020,000,037.
(18) U.S. government securities, 0.00% to 7.63%, 2-3-2022 to 5-15-2050, fair value including accrued interest is $76,500,000.
(19) U.S. government securities, 1.25%, 8-31-2028, fair value including accrued interest is $145,025,510.
(20) U.S. government securities, 0.38% to 3.38%, 3-31-2022 to 5-15-2044, fair value including accrued interest is $413,766,417.
§	The security is subject to a demand feature which reduces the effective maturity.
∂	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
±	Variable rate investment. The rate shown is the rate in effect at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Statement of assets and liabilities—January 31, 2022

Assets
Investments in unaffiliated securities, at amortized cost	$ 8,577,244,982
Investments in repurchase agreements, at amortized cost	14,706,450,947
Cash	184,136
Receivable for investments sold	49,994,688
Receivable for interest	7,157,397
Receivable from manager	546,937
Receivable for Fund shares sold	35,103
Prepaid expenses and other assets	1,472,029
Total assets	23,343,086,219
Liabilities
Payable for investments purchased	49,989,889
Administration fees payable	1,762,327
Payable for Fund shares redeemed	244,235
Dividends payable	120,654
Accrued expenses and other liabilities	34,870
Total liabilities	52,151,975
Total net assets	$23,290,934,244
Net assets consist of
Paid-in capital	$ 23,291,186,459
Total distributable loss	(252,215)
Total net assets	$23,290,934,244
Computation of net asset value per share
Net assets – Class A	$ 2,421,542,325
Shares outstanding – Class A1	2,421,326,490
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 117,555,835
Shares outstanding – Administrator Class[1]	117,547,725
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$ 14,984,670,384
Shares outstanding – Institutional Class[1]	14,983,539,747
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$ 4,360,651,693
Shares outstanding – Select Class[1]	4,360,246,689
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$ 1,406,514,007
Shares outstanding – Service Class[1]	1,406,407,210
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Statement of operations—year ended January 31, 2022

Investment income
Interest	$ 16,772,807
Expenses
Management fee	31,503,929
Administration fees
Class A	4,405,629
Administrator Class	87,097
Institutional Class	12,314,042
Select Class	1,747,665
Service Class	1,744,808
Shareholder servicing fees
Class A	5,006,405
Administrator Class	87,097
Service Class	3,635,018
Custody and accounting fees	884,727
Professional fees	71,032
Registration fees	304,347
Shareholder report expenses	43,890
Trustees’ fees and expenses	19,272
Other fees and expenses	352,105
Total expenses	62,207,063
Less: Fee waivers and/or expense reimbursements
Fund-level	(27,974,397)
Class A	(8,616,730)
Administrator Class	(139,817)
Institutional Class	(6,229,156)
Service Class	(4,805,354)
Net expenses	14,441,609
Net investment income	2,331,198
Net realized gains on investments	78,655
Net increase in net assets resulting from operations	$ 2,409,853
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Statement of changes in net assets

	Year ended January 31, 2022		Year ended January 31, 2021
Operations
Net investment income		$ 2,331,198		$ 31,525,314
Net realized gains on investments		78,655		100,625
Net increase in net assets resulting from operations		2,409,853		31,625,939
Distributions to shareholders from
Net investment income and net realized gains
Class A		(214,632)		(1,570,166)
Administrator Class		(9,840)		(274,712)
Institutional Class		(1,626,052)		(24,959,137)
Select Class		(469,032)		(3,152,338)
Service Class		(153,404)		(1,646,130)
Total distributions to shareholders		(2,472,960)		(31,602,483)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	17,292,778,758	17,292,778,758	9,941,597,730	9,941,597,730
Administrator Class	301,493,085	301,493,085	575,602,412	575,602,412
Institutional Class	78,183,860,257	78,183,860,257	89,663,135,695	89,663,135,695
Select Class	158,221,246,956	158,221,246,956	84,526,317,126	84,526,317,126
Service Class	8,837,003,941	8,837,003,941	6,391,237,824	6,391,237,824
		262,836,382,997		191,097,890,787
Reinvestment of distributions
Class A	102,289	102,289	827,512	827,512
Administrator Class	9,834	9,834	284,450	284,450
Institutional Class	513,020	513,020	9,197,042	9,197,042
Select Class	321,522	321,522	2,646,092	2,646,092
Service Class	31,358	31,358	396,877	396,877
		978,023		13,351,973
Payment for shares redeemed
Class A	(16,408,606,695)	(16,408,606,695)	(9,784,258,186)	(9,784,258,186)
Administrator Class	(327,688,424)	(327,688,424)	(569,238,199)	(569,238,199)
Institutional Class	(79,078,616,429)	(79,078,616,429)	(85,088,285,515)	(85,088,285,515)
Select Class	(156,979,444,837)	(156,979,444,837)	(82,102,590,260)	(82,102,590,260)
Service Class	(8,846,695,273)	(8,846,695,273)	(6,144,319,269)	(6,144,319,269)
		(261,641,051,658)		(183,688,691,429)
Net increase in net assets resulting from capital share transactions		1,196,309,362		7,422,551,331
Total increase in net assets		1,196,246,255		7,422,574,787
Net assets
Beginning of period		22,094,687,989		14,672,113,202
End of period		$ 23,290,934,244		$ 22,094,687,989
The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.12%	1.56%	1.37%	0.38%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.61%	0.61%	0.62%
Net expenses	0.06% *	0.25% *	0.60%	0.60%	0.61%
Net investment income	0.01%	0.11%	1.53%	1.36%	0.38%
Supplemental data
Net assets, end of period (000s omitted)	$2,421,542	$1,537,192	$1,379,059	$1,202,749	$1,291,723

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.54%
Year ended January 31, 2021	0.35%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.16%	1.83%	1.63%	0.65%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.34%	0.35%	0.35%
Net expenses	0.06% *	0.24% *	0.34%	0.35%	0.35%
Net investment income	0.01%	0.16%	1.84%	1.48%	0.61%
Supplemental data
Net assets, end of period (000s omitted)	$117,556	$143,745	$137,102	$101,340	$142,198

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.28%
Year ended January 31, 2021	0.10%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.21%	1.97%	1.78%	0.79%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.22%	0.22%	0.23%
Net expenses	0.06% *	0.18% *	0.20%	0.20%	0.20%
Net investment income	0.01%	0.16%	1.95%	1.77%	0.81%
Supplemental data
Net assets, end of period (000s omitted)	$14,984,670	$15,879,274	$11,295,226	$12,466,864	$13,085,244

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.14%
Year ended January 31, 2021	0.02%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2022	2021	2020 [1]
Net asset value, beginning of period	$1.00	$1.00	$1.00
Net investment income	0.00 [2]	0.00 [2]	0.02
Net realized gains (losses) on investments	0.00 [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.00 [2]	0.00 [2]	0.02
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.00) [2]	(0.02)
Net realized gains	(0.00) [2]	0.00	(0.00) [2]
Total distributions to shareholders	(0.00) [2]	(0.00) [2]	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return	0.01%	0.24%	1.74%
Ratios to average net assets (annualized)
Gross expenses	0.18%	0.18%	0.18%
Net expenses	0.06% [3]	0.14%	0.14%
Net investment income	0.01%	0.09%	1.81%
Supplemental data
Net assets, end of period (000s omitted)	$4,360,652	$3,118,274	$691,825

[1]	For the period from March 15, 2019 (commencement of class operations) to January 31, 2020
[2]	Amount is less than $0.005.
[3]	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.08% higher.
The accompanying notes are an integral part of these financial statements.

20  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.00 [1]	0.02	0.02	0.01
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net realized gains	(0.00) [1]	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.00) [1]	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.01%	0.14%	1.72%	1.53%	0.54%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.51%	0.51%	0.52%
Net expenses	0.06% *	0.23% *	0.45%	0.45%	0.45%
Net investment income	0.01%	0.12%	1.71%	1.51%	0.54%
Supplemental data
Net assets, end of period (000s omitted)	$1,406,514	$1,416,203	$1,168,901	$1,431,420	$1,459,295

*	Ratio includes class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would be increased by the following amounts:

Year ended January 31, 2022	0.39%
Year ended January 31, 2021	0.22%

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  21

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Treasury Plus Money Market Fund (the "Fund") which is a diversified series of the Trust.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the investment manager to the Fund, Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, both registered investment advisers providing subadvisory services to certain funds, and Allspring Funds Distributor, LLC, the Fund's principal underwriter. Consummation of the transaction resulted in a new investment management agreement and subadvisory agreement which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Allspring Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price (including accrued interest). The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are valued using amortized cost which approximates market value and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

22  |  Government Money Market Funds

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2022, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Government Money Market Funds  |  23

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Repurchase agreements	$0	$ 14,706,450,947	$0	$ 14,706,450,947
U.S. Treasury securities	0	8,577,244,982	0	8,577,244,982
Total assets	$0	$23,283,695,929	$0	$23,283,695,929
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Next $5 billion	0.130
Next $85 billion	0.125
Over $100 billion	0.120
Prior to June 1, 2021, the management fee rate was as follows:
Average daily net assets	Rate prior to June 1, 2021
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2022, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement,

24  |  Government Money Market Funds

Notes to financial statements
Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through May 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Allspring Funds Management also voluntarily waived certain class-level expenses during the year ended January 31, 2022 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.34
Institutional Class	0.20
Select Class	0.14
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates, and to certain entities that were affiliates of the Fund until November 1, 2021.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $2,472,960 and $31,602,483 of ordinary income for the years ended January 31, 2022 and January 31, 2021, respectively.
As of January 31, 2022, distributable earnings on a tax basis consisted of $38,607 in undistributed ordinary income.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational

Government Money Market Funds  |  25

Notes to financial statements
documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Government Money Market Funds

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Treasury Plus Money Market Fund (formerly, Wells Fargo Treasury Plus Money Market Fund) (the Fund), one of the funds constituting Allspring Funds Trust (formerly, Wells Fargo Funds Trust), including the portfolio of investments, as of January 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
March 30, 2022

Government Money Market Funds  |  27

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2022, $2,312,612 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, $141,763 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2022, 69% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1  – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	9,814,671,096
Shares voted “Against”	16,783,546
Shares voted “Abstain”	2,427,634,903
Proposal 2 – To consider and approve a new subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	9,818,924,095
Shares voted “Against”	18,704,483
Shares voted “Abstain”	2,421,460,967
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

28  |  Government Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 139 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Government Money Market Funds  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Government Money Market Funds

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Government Money Market Funds  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0222-00706 03-22
A314/AR314 01-22

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended January 31, 2022	Fiscal year ended January 31, 2021
Audit fees	$328,850	$269,220
Audit-related fees(1)	16,400	—
Tax fees(2)	14,665	12,120
All other fees	—	—

	$359,915	$281,340

(1)	Amount represents fees related to the merger of Allspring Cash Investment Money Market Fund into Allspring Heritage Money Market Fund on March 26, 2021.
(2)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	March 30, 2022

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	March 30, 2022